EXHIBIT 1.1

PERPETUAL TRUSTEE COMPANY LIMITED

SMART ABS SERIES 2016-2US TRUST

US$100,000,000 Class A-1 Asset Backed Fixed Rate Notes;

US$175,000,000 Class A-2a Asset Backed Fixed Rate Notes;

US$0 Class A-2b Asset Backed Floating Rate Notes;

US140,000,000 Class A-3a Asset Backed Fixed Rate Notes;

US$0 Class A-3b Asset Backed Floating Rate Notes;

US$85,000,000 Class A-4a Asset Backed Fixed Rate Notes; and

US$0 Class A-4b Asset Backed Floating Rate Notes.

US$ UNDERWRITING AGREEMENT

October 6, 2016

J.P. Morgan Securities LLC,

    as an Underwriter and as Representative of the Several Underwriters listed in Schedule I

Ladies and Gentlemen:

Perpetual Trustee Company Limited (ABN 42 000 001 007), a company incorporated in Australia (the “Issuer Trustee”), in its capacity as trustee of the SMART ABS Series 2016-2US Trust (as defined below) proposes to sell to J.P. Morgan Securities LLC (“J.P. Morgan”), as Representative (in such capacity, the “Representative”) for Citigroup Global Markets Inc. (“Citigroup”), HSBC Securities (USA) Inc. (“HSBC”), nabSecurities, LLC (“NAB”), SG Americas Securities, LLC (“SocGen”) and Macquarie Capital (USA) Inc. (“Macquarie Capital”, and together with J.P. Morgan, Citigroup, HSBC, NAB and SocGen, the “Underwriters” and each such entity an “Underwriter”), US$100,000,000 aggregate principal amount of Class A-1 Asset Backed Fixed Rate Notes (the “Class A-1 Notes”); US$175,000,000 aggregate principal amount of Class A-2a Asset Backed Fixed Rate Notes (the “Class A-2a Notes”); US$0 aggregate principal amount of Class A-2b Asset Backed Floating Rate Notes (the “Class A-2b Notes”); US$140,000,000 aggregate principal amount of Class A-3a Asset Backed Fixed Rate Notes (the “Class A-3a Notes”); US$0 aggregate principal amount of Class A-3b Asset Backed Floating Rate Notes (the “Class A-3b Notes”); US$85,000,000 aggregate principal amount of Class A-4a Asset Backed Fixed Rate Notes (the “Class A-4a Notes”); and US$0 aggregate principal amount of Class A-4b Asset Backed Floating Rate Notes (the “Class A-4b Notes”, and together with the Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3a Notes, the Class A-3b Notes and the Class A-4a Notes, the “US$ Notes”), to be issued by the Issuer Trustee as trustee of the SMART ABS Series 2016-2US Trust (the “Trust”). The Issuer Trustee will also at the same time issue its A$15,194,000 Class B Asset Backed Floating Rate Notes and A$83,567,000 Floating Rate Seller Note (collectively, the “Other Notes” and, together with the US$ Notes, the “Notes”). Each Note will be secured by the assets of the Trust held by the Issuer

Trustee in accordance with the Master Security Trust Deed, dated February 27, 2007 (as amended, supplemented or otherwise modified from time to time, the “Master Security Trust Deed”), among the Issuer Trustee, Macquarie Securities Management Pty Limited (the “Manager”) (ABN 26 003 435 443) and P.T. Limited (ABN 61 004 454 666) (the “Security Trustee”) and the General Security Deed, dated September 29, 2016 (as the same may be amended, supplemented or otherwise modified from time to time, the “General Security Deed”), among the Issuer Trustee, the Manager, the Security Trustee and The Bank of New York Mellon, as trustee for the persons that are registered holders of the US$ Notes from time to time (the “US$ Note Trustee”). The assets of the Trust means all assets held by the Issuer Trustee from time to time as trustee of the Trust including, among other things, a pool of hire purchase receivables, lease contract receivables, loan contract receivables, and related rights under bills of sale and chattel mortgages relating to vehicles (the “SMART Receivables”). The Trust will be created pursuant to the Master Trust Deed, dated March 11, 2002 (as the same may be amended, supplemented or otherwise modified from time to time, the “Master Trust Deed”), between the Manager and the Issuer Trustee (as successor to Permanent Custodians Limited) and the Trust Creation Deed, dated September 14, 2016 (as the same may be amended, supplemented or otherwise modified from time to time, the “Trust Creation Deed”), executed by the Issuer Trustee. The US$ Notes will be issued pursuant to the US$ Note Trust Deed, to be dated on or about September 29, 2016 (as the same may be amended, supplemented or otherwise modified from time to time, the “US$ Note Trust Deed”), among the Issuer Trustee, Macquarie Leasing Pty Limited (ABN 38 002 674 982) (“MLPL”), the Manager and the US$ Note Trustee and the Series Supplement, dated September 29, 2016 (as the same may be amended, supplemented or otherwise modified from time to time, the “Series Supplement”), among the Manager, the Issuer Trustee, MLPL and Macquarie Bank Limited (ABN 46 008 583 542) (“Macquarie Bank”). The Manager and MLPL are each a “Macquarie Party” and collectively are referred to herein as the “Macquarie Parties”.

MLPL has prepared and filed with the Securities and Exchange Commission (the “Commission”) in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Act”), a shelf registration statement on Form SF-3 (having the registration number 333-207127), including a form of prospectus, as amended by pre-effective amendment no. 1 relating to the US$ Notes. The registration statement as amended has been declared effective by the Commission. If any post-effective amendment has been filed with respect thereto, prior to the execution and delivery of this US$ Underwriting Agreement (the “Agreement”), the most recent such amendment shall have been declared effective by the Commission. Such registration statement, as amended at the time of effectiveness, including all material incorporated by reference therein and including all information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430D under the Act, is referred to in this Agreement (as defined below) as the “Registration Statement.” MLPL proposes to file with the Commission pursuant to Rule 424(b) under the Act (“Rule 424(b)”) a prospectus that supplements the form of prospectus included in the Registration Statement (such prospectus, together with any amendment thereof or supplement thereto, in the form it appears in the Registration Statement or in the form most recently revised and filed with the Commission pursuant to Rule 424(b) is hereinafter referred to as the “Prospectus”) relating to the US$ Notes and the method of distribution thereof.

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At or prior to the time when sales (including any Contracts of Sale (as defined below)) of the US$ Notes were first made to investors by the Underwriters, which shall be deemed to be 10:48 a.m. New York time on October 6, 2016, (the “Time of Sale”), MLPL had prepared the following information (together, as a whole, the “Time of Sale Information”): (i) the preliminary prospectus, dated September 28, 2016 (the “Preliminary Prospectus”) and (ii) each Free Writing Prospectus (as hereinafter defined) used at or prior to the time of sale. “Free Writing Prospectus” means any “free writing prospectus”, as defined in Rule 405 under the Act relating to the US$ Notes that (i) is required to be filed with the Commission by MLPL, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) is exempt from filing pursuant to Rule 433(d)(5) (i) because it contains a description of the Notes or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in MLPL’s records pursuant to Rule 433(g). For the avoidance of doubt, each of the Ratings Free Writing Prospectus and the Pricing Free Writing Prospectus shall constitute a Free Writing Prospectus. “Ratings Free Writing Prospectus” means the free writing prospectus dated September 28, 2016. “Pricing Free Writing Prospectus” means the free writing prospectus dated October 6, 2016. The parties hereto acknowledge that no Free Writing Prospectus has been filed with the Commission other than the Ratings Free Writing Prospectus and the Pricing Free Writing Prospectus.

If the Manager, MLPL or an Underwriter determines or becomes aware that any “written communication” (as defined in Rule 405 under the Act) (including without limitation the Preliminary Prospectus) or oral statement (when considered in conjunction with all information conveyed at the time of the “contract of sale” within the meaning of Rule 159 under the Act and all Commission guidance relating to such rule (the “Contract of Sale”)) made or prepared by MLPL or such Underwriter contains an untrue statement of material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading at the time that a Contract of Sale was entered into, either MLPL or such Underwriter may prepare corrective information, with notice to the other parties; provided that any corrective information prepared by such Underwriter must be approved in writing by MLPL and the Representative, which approval, in each case, shall not be unreasonably withheld or delayed. Such Underwriter shall deliver such information in a manner reasonably acceptable to both parties, to any person with whom a Contract of Sale was entered into based on such written communication or oral statement, and such information shall provide any such person with the following:

(i) adequate disclosure of the contractual arrangement;

(ii) adequate disclosure of the person’s rights under the existing Contract of Sale at the time termination is sought;

(iii) adequate disclosure of the new information that is necessary to correct the misstatements or omissions in the information given at the time of the original Contract of Sale; and

(iv) a meaningful ability to elect to terminate or not terminate the prior Contract of Sale and to elect to enter into or not enter into a new Contract of Sale.

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Any costs or losses incurred in connection with any such termination or reformation shall be paid by MLPL.

Notwithstanding anything to the contrary herein, in the event the Manager or MLPL becomes aware that, as of the Time of Sale, any Preliminary Prospectus contains or contained any untrue statement of material fact or omits or omitted to state a material fact necessary in order to make the statements contained therein (when read in conjunction with all Time of Sale Information) in light of the circumstances under which they were made, not misleading (a “Defective Prospectus”), the Manager or MLPL, as the case may be, shall promptly notify the Underwriters of such untrue statement or omission no later than one Business Day after discovery and MLPL shall, if requested by the Underwriters, prepare and deliver to the Underwriters an amended Preliminary Prospectus approved by the Underwriters that corrects material misstatements or omissions in a prior preliminary prospectus (a “Corrected Prospectus”).

When used in this Agreement, “Transaction Documents” shall mean the Master Trust Deed, the Deed of Assumption (as defined in the Series Supplement), the Master Security Trust Deed, the Master Sale and Servicing Deed (as defined in the Series Supplement), the US$ Note Trust Deed, the Series Supplement, the General Security Deed, the Agency Agreement (as defined in the Series Supplement), the Trust Creation Deed, the Currency Swap Agreement (as defined in the Series Supplement), each Currency Swap (as defined in the Series Supplement), the Fixed Rate Swap Agreement (as defined in the Series Supplement), the US$ Note Conditions (as defined in the Series Supplement), each Transfer Proposal and Letter of Offer (as defined in the Master Sale and Servicing Deed), the Asset Representations Review Agreement (as defined in the Series Supplement), the Regulation AB Compliance Agreement (as defined in the Series Supplement) and each Note. To the extent not defined herein, capitalized terms used herein have the meanings assigned to such terms in the Prospectus (as defined herein).

In this Agreement unless otherwise stated, a reference to the Issuer Trustee is a reference to the Issuer Trustee in its capacity as trustee of the Trust only, and in no other capacity. Any reference to the assets, business, property or undertaking of the Issuer Trustee, unless otherwise stated, is a reference to the Issuer Trustee in that capacity only.

Each of the Macquarie Parties, the Issuer Trustee and the Underwriters agrees as follows:

1.	Purchase and Sale.

(a)	The Issuer Trustee, at the direction of the Manager, agrees to sell the US$ Notes to the several Underwriters as hereinafter provided, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Issuer Trustee the respective principal amount of the US$ Notes set forth opposite such Underwriter’s name in Schedule I hereto at a price set forth below (expressed as a percentage of the initial principal amount of the respective class of US$ Notes):

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US$ Notes	Price
Class A-1 Notes	100.00000%
Class A-2a Notes	99.98872%
Class A-2b Notes	N/A
Class A-3a Notes	99.97924%
Class A-3b Notes	N/A
Class A-4a Notes	99.99540%
Class A-4b Notes	N/A

The selling concessions that the Underwriters may allow to certain dealers, and the discounts that such dealers may reallow to certain other dealers, each expressed as a percentage of the initial principal amount of the respective class of US$ Notes, shall be as set forth in Schedule VIII.

(b)	In connection with such purchase, MLPL will pay in immediately available funds on the Closing Date to each Underwriter a commission and discount equal to the respective principal amount of the US$ Notes set forth opposite such Underwriter’s name in Schedule I hereto at a rate set forth below (expressed as a percentage of the initial principal amount of the respective class of US$ Notes), which underwriting commission and discount shall be paid to the Representative on behalf of each of the Underwriters in an aggregate amount equal to US$1,249,900:

US$ Notes	Underwriting Commissions and Discounts
Class A-1 Notes	0.100%
Class A-2a Notes	0.250%
Class A-2b Notes	N/A
Class A-3a Notes	0.300%
Class A-3b Notes	NA
Class A-4a Notes	0.344%
Class A-4b Notes	N/A

2.	Offering.

The Manager, MLPL and the Issuer Trustee understand that the Underwriters intend to make a public offering in the United States (and to make non-public offerings in other jurisdictions) of their respective portions of the US$ Notes, upon the terms specified in the Prospectus and in this Agreement, as soon after the parties hereto have executed and delivered this Agreement as in the judgment of the Representative is advisable. If the Prospectus specifies an initial public offering price or a method by which the price at which such US$ Notes are to be

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sold is determined, then after the US$ Notes are released for sale to the public, the Underwriters may vary from time to time the public offering price, selling concessions and reallowances to dealers that are members of the Financial Industry Regulatory Authority, Inc. and other terms of sale hereunder and under such selling arrangements.

3.	Delivery and Payment.

Subject to Section 7, payment for the US$ Notes shall be made no later than 12:00 noon, New York City time on October 14, 2016, by wire transfer in immediately available funds to the account specified by the Issuer Trustee to the Representative, or at such other time on the same or such other date, not later than the fifth (5th) Business Day thereafter, as the Representative and the Manager may agree upon in writing. The time and date of such payment are referred to herein as the “Closing Date.” As used herein, the term “Business Day” means any day other than a Saturday, Sunday or a day on which banks are permitted or required to be closed in New York City, Sydney, Melbourne or London.

Payment for the US$ Notes shall be made against delivery to the US$ Note Trustee as custodian for The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., as nominee for DTC, for the respective accounts of the several Underwriters of one or more fully registered, global book-entry notes in the form requested by the Underwriters in accordance with the terms of the US$ Note Trust Deed (the “Book-Entry Notes”) representing each of (i) US$100,000,000 in aggregate Invested Amount of the Class A-1 Notes, (ii) US$175,000,000 in aggregate Invested Amount of the Class A-2a Notes, (iii) US$0 in aggregate Invested Amount of the Class A-2b Notes, (iv) US$140,000,000 in aggregate Invested Amount of the Class A-3a Notes, (v) US$0 in aggregate Invested Amount of the Class A-3b Notes, (vi) US$85,000,000 in aggregate Invested Amount of the Class A-4a Notes and (vii) US$0 in aggregate Invested Amount of the Class A-4b Notes, with any transfer taxes payable in connection with the transfer to the Underwriters of the US$ Notes duly paid by the Manager. The Book-Entry Notes will be made available for inspection by the Underwriters at the office of Mayer Brown LLP at 71 South Wacker Drive, Chicago, Illinois 60606 not later than 1:00 p.m., New York City time, on the Business Day prior to the Closing Date. Interests in any Book-Entry Notes will initially be held only in book entry form through DTC.

4.	Representations, Warranties and Covenants by Underwriters.

(a)

No offering document or other form of disclosure in relation to the US$ Notes has been lodged with, or registered by, the Australian Securities and Investments Commission or the Australian Securities Exchange or any other exchange or authority. Accordingly, each of the Underwriters, severally and not jointly, represents and agrees as to itself alone that it has not offered and will not offer, for issue of the US$ Notes, and has not invited and will not invite applications for the issue of the US$ Notes or offer the US$ Notes for sale or invite offers to purchase the US$ Notes to a person, unless (i) the minimum amount payable to the relevant Underwriter by each person for the US$ Notes (after disregarding any amount paid or payable or lent by the Underwriter or any associate (as determined under sections 10 to 17 of the Corporations Act 2001 (Cth))) of the Underwriter, on acceptance of that offer by that person is at least A$500,000 (calculated in

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accordance with both section 708(9) of the Corporations Act 2001 (Cth) and regulation 7.1.18 of the Australian Corporations Regulations) (or its equivalent in another currency), or (ii) the offer, invitation or sale does not require disclosure to investors under Part 6D.2 of the Corporations Act 2001 (Cth), complies with the Corporations Act 2001 (Cth) and is not made to a person who is a “retail client” within the meaning of section 761G of the Corporations Act 2001 (Cth).

(b)	Each Underwriter agrees, severally and not jointly, that it will not sell US$ Notes it acquires under this Agreement to any person, or invite or induce offers from any person, for US$ Notes if the employees or other personnel of the Underwriter involved with making the offer or effecting the sale, knew, or had reasonable grounds to suspect (interpreted so as to have the same meaning as in sections 128F(3) and 128F(5) of the Income Tax Assessment Act 1936 (the “Tax Act”) and any ruling or determination issued by the Commissioner of Taxation in respect thereof), that such US$ Notes would be acquired directly or indirectly by any person specified in Schedule II or Schedule III or any person specified in writing to the Underwriter by the Issuer Trustee or Macquarie Bank or a Macquarie Party as being an associate (as defined in section 128F(9) of the Tax Act and as further described in section 128F(5) of the Tax Act) of the Issuer Trustee or Macquarie Bank or a Macquarie Party prior to the date falling 30 days after the date of this Agreement (unless in the case of a person so specified in writing, an offer, invitation or sale has been made to that person prior to that person being so specified).

(c)	Each Underwriter agrees, severally and not jointly, with the Issuer Trustee that, within 30 days of the date of this Agreement, it will offer all of the US$ Notes acquired by it pursuant to this Agreement for sale, or invite or induce offers to buy the US$ Notes by making bona fide offers of those US$ Notes to at least 10 persons each of which is carrying on a business of providing finance, or investing or dealing in securities, in the course of operating in the financial market and none of whom are known, or suspected (interpreted so as to have the same meaning as in sections 128F(3) and 128F(5) of the Tax Act and any ruling or determination issued by the Commissioner of Taxation in respect thereof) by the employees or other personnel of the Underwriter involved with making the offer or effecting the sale, to be an associate (as defined in section 128F(9) of the Tax Act) of any of the other offerees.

(d)	Each Underwriter agrees, severally and not jointly, that it will: (i) provide written advice to the Issuer Trustee and the Macquarie Parties within 40 days of the issue of US$ Notes specifying that it has complied with Section 4(c) if requested by the Issuer Trustee or Macquarie Party; and (ii) cooperate with reasonable requests from the Issuer Trustee or Manager for information for the purposes of assisting to demonstrate that the public offer test under section 128F of the Tax Act has been satisfied in respect of the US$ Notes; provided that no Underwriter shall be obliged to disclose the identity of the purchaser of any Note or any information the disclosure of which such identity might/would be capable of being ascertained or any information the disclosure of which would be contrary to or prohibited by any relevant law, regulation or directive or information which has been provided to the Underwriter on a confidential basis or is otherwise confidential to the purchaser of any Note or potential purchaser of any Note.

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(e)	Each Underwriter severally, and not jointly, agrees that the distribution of the Time of Sale Information and the offering and sale of the US$ Notes in certain foreign jurisdictions may be restricted by law. The US$ Notes may not be offered or sold, directly or indirectly, and neither the Time of Sale Information nor any form of application, advertisement or other offering material may be issued, distributed or published in any country or jurisdiction, unless permitted under, and in accordance with, all applicable laws and regulations. Each Underwriter agrees severally, and not jointly, to comply with all applicable securities laws and regulations in each jurisdiction in which it purchases, offers, sells or delivers US$ Notes or possesses or distributes the Time of Sale Information or any other offering material.

(f)	Each Underwriter severally, and not jointly, agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the US$ Notes except for any such arrangements with the other Underwriters or affiliates of the other Underwriters or with the prior written consent of the Manager and MLPL, and in all cases, provided that such Underwriter complies with the terms and conditions of this Agreement.

(g)	Each Underwriter severally, and not jointly, acknowledges and agrees (i) that it did not enter into any Contract of Sale for any US$ Notes prior to the Time of Sale and (ii) that it shall convey the Time of Sale Information and any amendments or supplements thereto prepared by MLPL and provided to the Underwriters prior to the Time of Sale to each person who purchases a US$ Note (or an interest therein) from such Underwriter prior to the Time of Sale.

(h)	Each Underwriter severally, and not jointly, acknowledges and agrees that it shall convey the Prospectus and any amendments or supplements thereto prepared by MLPL relating to such US$ Notes to each person who purchases a US$ Note (or an interest therein) from such Underwriter at or prior to delivery of the written confirmation of the sale of such US$ Notes to such person.

(i)

Each Underwriter severally, and not jointly, represents and warrants to MLPL, the Manager and the other Underwriters, and acknowledges and agrees that (i) on and prior to the date of this Agreement it has not delivered any written Rating Agency Information to any nationally recognized statistical rating organization (each, an “NRSRO”), other than the Rating Agency Information set forth in Schedule VII; (ii) as of the date of this Agreement, and until the Closing Date (and, only with respect to information set forth in clause (b) of the definition of Rating Agency Information below, after the Closing Date), it has not delivered and will not deliver any written Rating Agency Information to any NRSRO other than with the written consent of a Macquarie Party; and (iii) it has not communicated and will not communicate any Rating Agency Information orally to any NRSRO except in

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circumstances where an authorized representative of any Macquarie Party participated in such oral communications; provided, however, that if an Underwriter receives an oral communication from any NRSRO, such Underwriter is authorized to inform such NRSRO that it will respond to the oral communication with a designated representative from MLPL or will refer such NRSRO to MLPL who will respond to the oral communication. For the purposes of this Agreement, “Rating Agency Information” means any information provided to any NRSRO for the purpose of (a) determining the initial credit rating for the US$ Notes, including information about the characteristics of the SMART Receivables, the legal structure of the US$ Notes and the transactions contemplated by this Agreement and the Transaction Documents, or (b) undertaking credit rating surveillance on the US$ Notes and the transactions contemplated by this Agreement and the Transaction Documents, including information about the characteristics and performance of the SMART Receivables, the US$ Notes and the transactions contemplated by this Agreement and the Transaction Documents (as contemplated by paragraph (a)(3)(iii)(c) of Rule 17g-5). Notwithstanding any other provision of this Agreement, in no event shall the aggregate liability of any Underwriter arising out of any breach or breaches by such Underwriter of its representation and warranty or covenants set forth in this clause (i) exceed the aggregate amount of total discounts, commissions and fees received by such Underwriter pursuant to this Agreement.

(j)	Each Underwriter severally, and not jointly, acknowledges and agrees that, except as otherwise provided herein, no written information relating to the US$ Notes or the offering thereof has been delivered by it to potential investors in connection with the offering of the US$ Notes prior to the date hereof other than the Time of Sale Information (and any amendments and supplements thereto prepared by the Macquarie Parties), the Prospectus (and any amendments or supplements thereto prepared by the Macquarie Parties) or the Other Materials or such other materials agreed to in writing by the Macquarie Parties.

(k)	Each Underwriter severally, and not jointly, represents and warrants that it has not engaged any person to provide third-party “due diligence services” (as defined in Rule 17g-10 under the Exchange Act) or obtained any “third-party due diligence report” (as defined in Rule 15Ga-2(d) under the Exchange Act) with respect to the transaction contemplated by this Agreement.

5.	Representations and Warranties of the Macquarie Parties and the Issuer Trustee.

I.	The Issuer Trustee represents and warrants to each Underwriter and the Macquarie Parties as of the date of this Agreement, as of the Time of Sale (as defined above) and as of the Closing Date, and agrees with each Underwriter and the Macquarie Parties, that:

(a)

since the respective dates as of which information is provided in any of the Time of Sale Information, the Other Materials (as defined below) and the Prospectus (as defined below), there has been no material adverse change or any development involving a likely material adverse change in or affecting the business,

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management, results of operations, or condition (financial or otherwise) of the Issuer Trustee except as disclosed in the Time of Sale Information and the Prospectus, which is material in the context of the Issuer Trustee performing its obligations and duties under the US$ Notes and each Transaction Document to which it is or is to be a party;

(b)	it has been duly incorporated and is validly existing as a corporation under the Corporations Act 2001 (Cth), with the power and authority (corporate and other) to conduct its business as described in the Time of Sale Information and the Prospectus and to issue the US$ Notes and to act as required by this Agreement and each Transaction Document to which it is or is to be a party and, by law, to comply with the requirements of any legislation and subordinate legislation applicable to it and no other thing is required to be done by the Issuer Trustee (including without limitation the making of any filing or registration) in order to issue the US$ Notes or to execute and act as required by this Agreement and each Transaction Document to which it is or is to be a party;

(c)	it has been duly qualified for the transaction of business and is in good standing under the laws of each other jurisdiction in which it conducts any business so as to require such qualification, other than where the failure to be so qualified and in good standing would not have a material adverse effect on the transactions contemplated herein or in the Transaction Documents;

(d)	this Agreement has been duly authorized and executed by the Issuer Trustee;

(e)	the US$ Notes have been duly authorized, and, when issued, delivered and paid for pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute legal, valid, binding and enforceable obligations of the Issuer Trustee, entitled to the benefits provided by the US$ Note Trust Deed, the Series Supplement, the Master Trust Deed, the Master Security Trust Deed and the other Transaction Documents, subject as to enforceability to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation or other similar laws or general principles affecting the enforcement of creditors rights generally and to general equitable principles. The execution, delivery and performance by the Issuer Trustee of each of the Transaction Documents to which it either is, or is to be, a party and this Agreement has been duly authorized by the Issuer Trustee, and, when executed and delivered by it and, each of the other parties thereto, each of the Transaction Documents and this Agreement will constitute a legal, valid and binding obligation of the Issuer Trustee, enforceable against it in accordance with its terms, subject as to enforceability to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation or other similar laws or general principles affecting the enforcement of creditors rights generally and to general equitable principles;

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(f)	it is not, nor with the giving of notice or lapse of time or both will be, in violation of or in default under, (i) its constitution or (ii) any indenture, mortgage, deed of trust, loan agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, except in the case of (ii), for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein or in the Transaction Documents; the issue and sale of the US$ Notes and the performance by it of all of the provisions of its obligations under the US$ Notes, the Transaction Documents and this Agreement and the consummation of the transactions herein and therein contemplated will not (I) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or any other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets of the Trust is subject; (II) result in any violation of the provisions of (x) its constitution or (y) any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it, or any of its properties; or (III) other than the Prior Interest (as defined in the Master Security Trust Deed), result in the creation or imposition of any lien or encumbrance upon any of its property pursuant to the terms of any indenture, mortgage, contract or other instrument other than pursuant to the Transaction Documents which, in the case of clauses (I), (II)(y) and (III) above could reasonably be expected to have a material adverse effect on the transactions contemplated herein or in the Transaction Documents; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required by the Issuer Trustee for the issue and sale of the US$ Notes or the consummation by the Issuer Trustee of the transactions contemplated by this Agreement or the Transaction Documents, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as may be required under state securities or “blue sky” laws in connection with the purchase and resale of the US$ Notes by the Underwriters;

(g)	other than as set forth in or contemplated by the Time of Sale Information and the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or, to its knowledge, threatened against or affecting the Issuer Trustee or the Trust or to which it is or may be a party or to which it or any property of the Trust is or may be the subject, (i) asserting the invalidity of this Agreement or of any of the Transaction Documents to which the Issuer Trustee is a party, (ii) seeking to prevent the issuance of the US$ Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Transaction Documents by the Issuer Trustee, (iii) that may adversely affect the United States federal or Australian federal or state income, excise, franchise or similar tax attributes of the US$ Notes, (iv) that could materially and adversely affect the Issuer Trustee’s performance of its obligations under, or the validity or enforceability of, this Agreement or any of the Transaction Documents against the Issuer Trustee or (v) which could reasonably be expected to individually or in the aggregate have a material adverse effect on the interests of the holders of any of the US$ Notes;

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(h)	the representations and warranties of the Issuer Trustee in respect of the Trust contained in the Transaction Documents are true and correct in all material respects as of the time as of which they were given therein;

(i)	to the Issuer Trustee’s knowledge, no event has occurred which would entitle the Manager to direct the Issuer Trustee to retire as trustee of the Trust under any Transaction Document;

(j)	it has not taken any corporate action and (to the best of its knowledge and belief having made reasonable inquiry and investigation) no other steps have been taken and subsist or legal proceedings been started and subsist or threatened against it for its winding-up, dissolution or reorganization or for the appointment of a receiver, receiver and manager, administrator, provisional liquidator or similar officer of it or of any or all of its assets;

(k)	other than with respect to an Australian resident noteholder or a non-resident holding the US$ Notes at or through a permanent establishment in Australia who does not provide the Issuer Trustee with a tax file number or an Australian Business Number (where applicable) or proof of an appropriate exemption to quote such numbers, subject only to compliance with Section 128F of the Tax Act in relation to payments under the US$ Notes, no withholding or deduction for any taxes, duties, assessments or governmental charges of whatever nature will be imposed or made for or on account of any income, registration, transfer or turnover taxes, customs or other duties or taxes of any kind, levied, collected, withheld or assessed by or within, the Commonwealth of Australia, in connection with the authorization, execution or delivery of any of the Transaction Documents to which it is or is to be a party or with the authorization, execution, issue, sale or delivery of the US$ Notes or the performance by the Issuer Trustee of any of its obligations under the Transaction Documents to which it is or is to be a party or the US$ Notes, other than any stamp duty payable with respect to the execution of the Transaction Documents;

(l)	the US$ Notes and the obligations of the Issuer Trustee under the US$ Note Trust Deed and the Series Supplement will be secured (pursuant to the Master Security Trust Deed and the General Security Deed) by a first ranking security interest over the assets of the Trust subject only to the Prior Interest (as defined in the Master Security Trust Deed), the General Security Deed being duly registered and any stamp duty payable thereon being duly paid;

(m)	no event has occurred or circumstances arisen which, had the US$ Notes already been issued, would (whether or not with the giving of notice or direction and/or the passage of time and/or the fulfillment of any other requirement) oblige it to retire as Issuer Trustee or constitute grounds for its removal as Issuer Trustee under any Transaction Document or to the best of its knowledge constitute an Event of Default (as defined in the Master Security Trust Deed as modified by the General Security Deed);

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(n)	it enters into this Agreement in its capacity as trustee of the Trust, the Trust is in existence and validly constituted and it has been validly appointed trustee, of and is the sole trustee of, the Trust; and

(o)	other than the US$ Notes there are no securities of the Issuer Trustee secured by any assets of the Trust registered under the Securities Exchange Act (the “Exchange Act”), or listed on a national securities exchange or quoted in a U.S. automated inter-dealer quotation system.

II.	Each of MLPL and the Manager (provided that the representations and warranties set forth in Section 5(II)(a), 5(II)(l), and 5(II)(x) through (dd) are made by MLPL only) represents and warrants (in respect of itself only) to each Underwriter and the Issuer Trustee, that as of the date of this Agreement, as of the Time of Sale and as of the Closing Date:

(a)	the Registration Statement has been filed with the Commission and has become effective and is still effective as of the date hereof. The conditions to the use of a registration statement on Form SF-3 under the Act, as set forth in the General Instructions to Form SF-3, and the conditions of Rule 415 under the Act, have been satisfied with respect to the Registration Statement.

(b)	(A) as of the applicable effective date as to each part of the Registration Statement pursuant to Rule 430D(f)(2), and any amendment thereto under the Act, the Registration Statement complied, and on the date of this Agreement the Registration Statement will comply, in all material respects with the requirements of the Act and the rules and regulations of the Commission promulgated under the Act (the “Rules and Regulations”) and at such times did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (B) on the date of this Agreement, at the time of the filing of the Prospectus pursuant to Rule 424(b) and at the Closing Date, the Prospectus will comply in all material respects with the requirements of the Act and the Rules and Regulations and does not include, or will not include, any untrue statement of a material fact, nor does the Prospectus omit to state, nor will it omit to state, any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to any statements in or omissions from the Registration Statement or Prospectus, as applicable, based upon the Excluded Information;

(c)	the Time of Sale Information, as of its date and at the Time of Sale, (i) did, and on the Closing Date will, comply in all material respects with the requirements of the Act and the Rules and Regulations and (ii) did not, and on the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to any statements in or omissions from the Time of Sale Information based upon the Excluded Information.

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(d)	no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Manager or MLPL, threatened by the Commission; and no order preventing or suspending the use of any preliminary prospectus has been issued by the Commission;

(e)	since the respective dates as of which information is given in the Time of Sale Information, the Other Materials and the Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, management, financial position, stockholders’ equity or results of operations, taken as a whole, of any of the Macquarie Parties, otherwise than as set forth or contemplated in the Time of Sale Information, which is material in the context of it performing its obligations and duties under each Transaction Document to which it is or is to be a party;

(f)	it is a corporation duly incorporated and validly existing under the Corporations Act 2001 (Cth), it has the power and authority (corporate and other) to own its properties and conduct its business as described in the Time of Sale Information and the Prospectus and to enter into and perform its obligations under this Agreement and the Transaction Documents to which it is a party and to carry out the transactions contemplated by such Transaction Documents; it has been duly qualified or licensed for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification or licensing, other than where the failure to be so qualified or licensed or in good standing would not have a material adverse effect on the transactions contemplated herein or in the Transaction Documents;

(g)	this Agreement has been duly authorized, executed and delivered by it;

(h)	each of the Transaction Documents to which it is or is to be a party has been duly authorized by it, and, when executed and delivered by it and each of the other parties thereto, each of the Transaction Documents to which it is or is to be a party will constitute a legal, valid and binding obligation of the Manager, enforceable against the Manager in accordance with its terms, subject as to enforceability to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation or other similar laws or general principles affecting the enforcement of creditors rights generally and to general equitable principles; and the Time of Sale Information and the Prospectus are fair summaries in all material respects of the US$ Notes and the Transaction Documents except to the extent the Transaction Documents relate solely to the Other Notes.

(i)

it is not, nor with the giving of notice or lapse of time or both would it be, in violation of or in default under, any Transaction Document to which it is or is to be a party, its constitution or any indenture, mortgage, deed of trust, loan agreement or any other agreement or instrument to which it is a party or by which

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it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein or in the Transaction Documents, the Underwriters, the Issuer Trustee, the issue and sale of the US$ Notes hereunder or the performance by it of all of the provisions of its obligations under the Transaction Documents and this Agreement and the consummation of the transactions herein and those contemplated in the Transaction Documents will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or any other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets are subject, nor will any such action result in any violation of the provisions of its constitution or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it, or any of its properties except for such conflict, breach, default or violation which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein or in the Transaction Documents; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the US$ Notes hereunder or the consummation of the transactions contemplated by this Agreement or the Transaction Documents, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Act, the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (the latter, including such applicable rules and regulations, the “Trust Indenture Act”) and as may be required under state securities or “blue sky” laws of the United States in connection with the purchase and resale of the US$ Notes by the Underwriters;

(j)	other than as set forth or contemplated in the Time of Sale Information and the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or, to the best of its knowledge, threatened against or affecting it or its properties or to which it is or may be a party or to which it or any of its property is or may be the subject, (i) asserting the invalidity of this Agreement or of any of the Transaction Documents to which it is or is to be a party, (ii) seeking to prevent the issuance of the US$ Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Transaction Documents to which it is or is to be a party, (iii) that may adversely affect the United States federal or Australian income, excise, franchise or similar tax attributes of the US$ Notes, (iv) that could materially and adversely affect its performance of its obligations under, or the validity or enforceability of, this Agreement or any of the Transaction Documents or (v) which could individually or in the aggregate reasonably be expected to have a material adverse effect on the interests of the holders of the US$ Notes or the marketability of the US$ Notes, and there are no contracts or other documents that are required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not described as required or are not filed as required;

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(k)	the representations and warranties made by it in the Transaction Documents are true and correct in all material respects as of the time as of which they were given therein (provided that no representation and warranty is given in this subsection (k) with respect to the matters covered by subsection (l) below);

(l)	the representations and warranties given by MLPL to the Warehouse Trusts (as defined in the Prospectus) with respect to the SMART Receivables as of the cut-off date relating to each transfer of those SMART Receivables from MLPL to the relevant Warehouse Trust were true and correct in all material respects when made;

(m)	it owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all Australian and United States federal, state, local and other governmental authorities (including United States regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to perform its obligations under this Agreement and the Transaction Documents, and it has not received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization; and it is in compliance with all laws and regulations necessary for the performance of its obligations under this Agreement and the Transaction Documents;

(n)	to the best of its knowledge, no event has occurred which would entitle the Manager to direct the Issuer Trustee to retire as trustee of the Trust under any Transaction Document;

(o)	it has not taken any corporate action nor (to the best of its knowledge and belief) have any other steps been taken and subsist or legal proceedings been started and subsist or threatened against it for its winding-up, dissolution or reorganization or for the appointment of a receiver, receiver and manager, administrator, provisional liquidator or similar officer of it or of any or all of its assets;

(p)	other than with respect to an Australian resident noteholder or a non-resident holding the US$ Notes at or through a permanent establishment in Australia who does not provide the Issuer Trustee with a tax file number or an Australian Business Number (where applicable) or proof of an appropriate exemption to quote such numbers, subject only to compliance with Section 128F of the Tax Act in relation to payments under the US$ Notes, no withholding or deduction for any taxes, duties, assessments or governmental charges of whatever nature is imposed or made for or on account of any income, registration, transfer or turnover taxes, customs or other duties or taxes of any kind, levied, collected, withheld or assessed by or within, the Commonwealth of Australia or any sub-division of or authority therein or thereof having power to tax in such jurisdiction, in connection with the authorization, execution or delivery of the Transaction Documents to which it is to be a party or with the authorization, execution, issue, sale or delivery of the US$ Notes and the performance of its obligations under the Transaction Documents to which it is, or is to be, a party and the US$ Notes except for any of the Transaction Documents on which stamp duty is payable;

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(q)	to the best of its knowledge, no event has occurred or circumstances arisen which, had the US$ Notes already been issued, would (whether or not with the giving of notice and/or the passage of time and/or the fulfillment of any other requirement) constitute an Event of Default (as defined in the Master Security Trust Deed as modified by the General Security Deed);

(r)	it has not entered and will not enter into any contractual arrangement with respect to the distribution of the US$ Notes except for this Agreement;

(s)	the Trust (a) is, and solely after giving effect to the offering and sale of the US$ Notes and the application of the proceeds thereof in accordance with the Transaction will be, excluded from being an “investment company” as such term is defined in the Investment Company Act of 1940 as amended (the “Investment Company Act”) by Section 3(c)(5)(A) or Section 3(c)(6) thereunder or (b) is not, and solely after giving effect to the offering and sale of the US$ Notes and the application of the proceeds thereof in accordance with the Transaction Documents will not be, an “investment company” as such term is defined in Section 3(a)(1) of the Investment Company Act; the Trust is not a “covered fund” as defined in the final regulations issued December 10, 2013 implementing the “Volcker Rule” (Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act);

(t)	there have been no amendments to the Transaction Documents or to the Master Trust Deed in so far as the same relates to the Trust which have not been disclosed in writing to the Underwriters;

(u)	under the laws of the State of New South Wales the claims of the Underwriters against it under this Agreement will rank at least pari passu with the claims of all other unsecured and unsubordinated creditors except claims mandatorily preferred by law;

(v)	in any proceedings taken in the Commonwealth of Australia or in the state of New York in relation to the Transaction Documents or this Agreement, it will not be entitled to claim for itself or any of its assets immunity from suit, execution, attachment or other legal process;

(w)	no forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) contained in the Time of Sale Information or the Other Materials has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith and, on and as of the date of the Prospectus and the Closing Date, no forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) contained in the Prospectus will have been made or reaffirmed without a reasonable basis or will have been disclosed other than in good faith;

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(x)	MLPL has provided a written representation (the “17g-5 Representation”) to each NRSRO hired by the Macquarie Parties to rate the Notes (the “Rating Agencies”), which satisfies the requirements of paragraph (a)(3)(iii) of Rule 17g-5 of the Exchange Act;

(y)	it has complied with the 17g-5 Representation (other than any breach of the 17g- 5 Representation that would not have a material adverse effect on the Notes or the rating of the Notes); provided, that no representation is made with respect to any breach of the 17g-5 Representation arising from a breach by any Underwriter of its obligations under Section 4(h). Each of the Macquarie Parties, severally and not jointly, will be fully responsible and liable to the Underwriters for full compliance with the 17g-5 Representation, including for posting on the applicable internet web site all Rating Agency Information communicated by Macquarie Bank Limited, or in the case of the Manager any subsidiary of Macquarie Bank Limited; provided, that the Macquarie Parties will not be responsible or liable for any breach of the 17g-5 Representation arising from a breach by any Underwriter of its obligations under Section 4(h). Each of the Macquarie Parties has authorized Macquarie Group Limited’s Group Treasury division to have communications on behalf of it with NRSROs relating to Rating Agency Information. No other affiliate of the Macquarie Parties has authority to act on behalf of the Macquarie Parties with respect to the matters relating to the 17g-5 Representation. The Macquarie Parties have not provided Rating Agency Information to any affiliate other than Macquarie Bank Limited;

(z)	it has complied with Rule 193 under the Act in connection with the offering of the Notes;

(aa)	the documents incorporated by reference in the Registration Statement, the Prospectus and the Time of Sale Information, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Act and the Exchange Act, and the rules and regulations of the Commission thereunder, provided that MLPL makes no representation or warranty regarding any documents incorporated by reference in the Registration Statement or the Prospectus under the section “The Currency Swaps and the Fixed Rate Swap – The Currency Swaps – The Currency Swap Provider”. When the Note Trust Deed is executed by all the parties thereto, it will conform in all material respects with the requirements of the Trust Indenture Act, and at all times thereafter will be duly qualified under the Trust Indenture Act;

(bb)	MLPL has satisfied all of its obligations under the Exchange Act and is eligible for use of Form SF-3 under the Act;

(cc)	as of the Time of Sale, MLPL was not, and as of the Closing Date is not, an “ineligible issuer”, as defined in Rule 405 under the Act;

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(dd)	MLPL has filed or will file the Preliminary Prospectus, each Free Writing Prospectus and any “issuer information” as defined under Rule 433(h) under the Act included in any Free Writing Prospectus permitted by this Agreement that is required to have been filed under the Act and the Rules and Regulations and it has done or will do so within the applicable periods of time required under the Act and the Rules and Regulations;

(ee)	No written information relating to the US$ Notes or the offering thereof has been delivered by it to potential investors in connection with the offering of the US$ Notes prior to the date hereof other than the Time of Sale Information (and any amendments and supplements thereto prepared by the Macquarie Parties), the Prospectus (and any amendments or supplements thereto prepared by the Macquarie Parties) and the Other Materials and such other materials agreed to in writing by the Underwriters; and

(ff)	Neither MLPL nor the Manager has engaged any third-party to provide “due diligence services” (as defined in Rule 17g-10 under the Exchange Act) or obtained any “third-party due diligence report” (as defined in Rule 15Ga-2(d) under the Exchange Act) relating to the US$ Notes other than an independent public accounting firm acceptable to the Representative (the “Accounting Firm”), and the only report generated as a result of such engagement is the report of the Accounting Firm, dated September 27, 2016 (the “Accounting Firm’s Report”), a copy of which has been made available to the Underwriters prior to the furnishing of such report on EDGAR. The Accounting Firm’s Report is, as among the parties to this Agreement, deemed to have been obtained by MLPL pursuant to Rule 15Ga-2 and Rule 17g-10 of the Exchange Act. MLPL has complied with Rule 15Ga-2 under the Exchange Act with respect to any reports generated as a result of any engagement on behalf of MLPL or the Manager pursuant to Rules 15Ga-2 and 17g-10 under the Exchange Act, other than any breach arising from a breach by any Underwriter of the representation, warranty and covenant set forth in Section 4(k) of this Agreement.

6.	Covenants and Agreements by the Manager, MLPL and the Issuer Trustee.

I.	Each of MLPL and the Manager covenants and agrees with each of the several Underwriters as follows:

(a)	If filing of any Free Writing Prospectus, the Preliminary Prospectus or the Prospectus or any portion thereof is required under the Act (including, without limitation, Rule 424(b) or Rule 433 of the Commission), to file such Free Writing Prospectus, Preliminary Prospectus or Prospectus, properly completed, and any supplement thereto, pursuant to the Act (including, without limitation, Rule 424(b), Rule 424(h) or Rule 433, as applicable), within the prescribed time period and to furnish copies of any Free Writing Prospectus, the Preliminary Prospectus and the Prospectus to the Underwriters, provided that the distribution of such copies shall be at the Underwriters’ expense, in New York City prior to 10:00 a.m., New York City time, on the Business Day next succeeding the date of this Agreement in such quantities as the Representative may reasonably request.

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(b)	To deliver, at the expense of MLPL, to the Representative upon its request up to 5 signed copies of the Registration Statement and each post-effective amendment thereto, in each case including exhibits, and to each other Underwriter a conformed copy of the Registration Statement and each post-effective amendment thereto, in each case without exhibits and, during the period of 90 days following the first date of public offering of the US$ Notes, to each of the Underwriters, as many copies of the Prospectus (including all amendments and supplements thereto) as the Representative may reasonably request, provided that the distribution of such copies shall be at the Underwriter’s expense.

(c)	Subject to Section 4, each of the Manager and MLPL hereby (A) authorizes the Underwriters to distribute copies of the Prospectus and any amended Prospectus or supplement to the Prospectus in accordance with the provisions of Section 4 hereof, (B) acknowledges that copies of the Time of Sale Information have already been distributed by the Underwriters with the consent of the Manager and MLPL and (C) acknowledges that copies of the materials set forth in Schedule IV hereto (the “Other Materials”) have already been distributed by the Underwriters with the consent of the Manager and MLPL.

(d)	For the period of 90 days following the Time of Sale, before filing any amendment or supplement to the Registration Statement or the Prospectus, to furnish to the Representative a copy of the proposed amendment or supplement for review and not to file any such proposed amendment or supplement to which the Representative reasonably objects.

(e)	If, at any time after the Closing Date and prior to the earlier of 90 days following the first resale of any US$ Notes by the Underwriters hereunder or the completion of the initial distribution of the US$ Notes by the Underwriters hereunder, either the Manager or MLPL becomes aware of the occurrence of any event as a result of which the Prospectus or Time of Sale Information as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with any applicable law, the Manager or MLPL, as the case may be, will promptly notify the Underwriters of such event and will promptly prepare, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Underwriters’ consent to, nor the delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7.

(f)

So long as the US$ Notes are outstanding or until such time as the Representative advises MLPL that the Underwriters have ceased to maintain a secondary market in the US$ Notes, whichever occurs first, MLPL agrees that it will furnish to the Underwriters, to the extent not otherwise available from any publicly available source, (i) copies of each certificate, the annual statements of compliance and the annual independent certified public accountant’s audit report on the financial

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statements furnished to the Issuer Trustee pursuant to the Transaction Documents by first class mail as soon as practicable after such statements and reports are furnished to the Issuer Trustee, (ii) copies of each amendment to any of the Transaction Documents applicable to the Trust, (iii) on each day preceding a Distribution Date (as defined in the Series Supplement) or as soon thereafter as practicable, notice by email or facsimile to the Underwriters of the Note Factor (as defined in the note conditions set out in Schedule 7 of the US$ Note Trust Deed, the “Note Conditions”), (iv) copies of all reports or other communications (financial or other) furnished to holders of the US$ Notes, and (v) from time to time such other information concerning the Trust, the Manager and/or MLPL as the Underwriters may reasonably request.

(g)	To the extent, if any, that the ratings provided with respect to the US$ Notes by the Rating Agencies are conditional upon the furnishing of documents or the taking of any other action by the Manager or MLPL, each of the Manager and MLPL shall use its reasonable efforts to furnish such documents and take any other such action.

(h)	Each of the Manager and MLPL will, upon reasonable request, assist the Underwriters to make arrangements with DTC, Euroclear and Clearstream, Luxembourg concerning the issue of the US$ Notes and related matters.

(i)	Each of MLPL and the Manager will not take, or cause to be taken, any action and will not knowingly permit any action to be taken which it knows or has reason to believe would result in the US$ Notes not being assigned the ratings referred to in Section 7(n) below.

(j)	The Manager will cause the security interest created by or contained in the Master Security Trust Deed and the General Security Deed to be perfected by registration on the PPS Register.

(k)	Each of MLPL and the Manager agrees that it will comply with all laws, regulations and orders of Governmental Agencies (as defined in the Master Trust Deed) binding on it where a breach may have a material adverse effect on the performance by it of its obligations under this Agreement.

(l)	Each of MLPL and the Manager agrees to notify the Issuer Trustee and the Underwriters immediately upon it becoming actually aware of any condition, event or act which with the giving of notice and/or the lapse of time and/or any determination or certification would constitute a material breach of any Transaction Document or this Agreement or an Event of Default (as defined in the Master Security Trust Deed as modified by the General Security Deed).

(m)	Each of MLPL and the Manager agrees to notify each Underwriter promptly of any act, condition, matter or thing of which it becomes aware prior to the Closing Date which would render its representations and warranties set forth in Section 5(II) untrue or inaccurate in any material respect if the same were made or repeated with reference to the facts and circumstances then existing.

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(n)	Without the prior written consent of the Underwriters, none of the Macquarie Parties shall, and shall not direct the Issuer Trustee to, and each of the Macquarie Parties shall cause their affiliates not to offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offer, sale, contract for sale of or other disposition of any debt securities issued by Issuer Trust under the SMART Securitization Program or any asset-backed securities backed by hire purchase receivables, lease contract receivables, loan contract receivables, and related rights under bills of sale or chattel mortgages relating to vehicles originated by MLPL (other than the Notes or under any warehouse trust or facility), in the United States for a period of 60 days from the date of the Prospectus.

(o)	None of the Macquarie Parties shall, and each of the Macquarie Parties shall cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the US$ Notes.

(p)	Each of the Macquarie Parties shall do and perform all things required to be done and performed by it under this Agreement that are within its control prior to or after the Closing Date, and each of the Macquarie Parties shall use its best efforts to satisfy all conditions precedent on its part to the delivery of the US$ Notes.

(q)	Each of the Macquarie Parties acknowledges that no written information relating to the US$ Notes or the offering thereof may be delivered to potential investors in connection with the offering of the US$ Notes other than the Time of Sale Information (and any amendments and supplements thereto prepared by the Macquarie Parties), the Prospectus (and any amendments or supplements thereto prepared by the Macquarie Parties) or the Other Materials or such other materials agreed to in writing by the Underwriters.

(r)

Each of the Macquarie Parties will comply with the 17g-5 Representation (other than any breach of the 17g-5 Representation that would not have a material adverse effect on the Notes or the rating of the Notes); provided, that no representation is made with respect to any breach arising from a breach by any Underwriter of its obligations under Section 4(h). Each of the Macquarie Parties, severally and not jointly, will be fully responsible and liable to the Underwriters for full compliance with the 17g-5 Representation, including for posting on the applicable internet web site all Rating Agency Information communicated by Macquarie Bank Limited; or, in the case of the Manager only, any subsidiary of Macquarie Bank Limited, provided that the Macquarie Parties will not be responsible or liable for any breach of the 17g-5 Representation arising from a breach by any Underwriter of its obligations under Section 4(h). Each Macquarie Party has authorized Macquarie Group Limited’s Group Treasury division to have communications on behalf of it with NRSROs relating to Rating Agency

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Information. No other affiliate of the Macquarie Parties has authority to act on behalf of the Macquarie Parties with respect to the matters relating to the 17g-5 Representation and the Macquarie Parties will not authorize any other affiliate to so act. The Macquarie Parties have not provided and will not provide Rating Agency Information to any affiliate other than Macquarie Bank Limited.

(s)	MLPL shall file with the Commission, within the applicable period of time required under the Act and the rules and regulations of the Commission thereunder, any Free Writing Prospectus delivered to investors in accordance with this Section, that MLPL is required to file under the Act and the rules and regulations of the commission thereunder.

II.	The Issuer Trustee covenants and agrees with each of the several Underwriters and each of the Macquarie Parties as follows:

(a)	to use the net proceeds received by the Issuer Trustee from the sale of the US$ Notes pursuant to this Agreement in the manner specified in the Prospectus under the caption “Use of Proceeds”;

(b)	to notify the Underwriters and the Macquarie Parties promptly after it becomes actually aware of any matter which would make any of its representations and warranties in this Agreement untrue if given at any time prior to payment being made to the Issuer Trustee on the Closing Date and take such steps as may be reasonably requested by the Representative to remedy the same;

(c)	to use all reasonable efforts to procure satisfaction on or before the Closing Date of the conditions referred to in Section 7 below and, in particular, the Issuer Trustee shall execute those of the Transaction Documents not executed on the date hereof on or before the Closing Date;

(d)	to perform all of its obligations under each of the Transaction Documents to which it is a party which are required to be performed prior to or simultaneously with the closing on the Closing Date;

(e)	not to take, or cause to be taken, any action or knowingly permit any action to be taken which it knows or has reason to believe would result in the US$ Notes not being assigned the ratings referred to in Section 7(n) below;

(f)	not, prior to or on the Closing Date, to amend the terms of any Transaction Document nor execute any of the Transaction Documents other than in the agreed form without the consent of the Underwriters;

(g)	subject to any applicable law, to give to the Underwriters any other information that the Underwriters reasonably request from time to time in respect of the Trust or the Transaction Documents and which the Underwriters have been unable to obtain from MLPL or the Manager;

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(h)	to comply with all laws, regulations and orders of Governmental Agencies binding on it where a breach may have a material adverse effect on the performance by it of its obligations under this Agreement;

(i)	To the extent, if any, that the ratings provided with respect to the US$ Notes by any Rating Agency are conditional upon the furnishing of documents or the taking of any other action by the Issuer Trustee, the Issuer Trustee shall use its reasonable efforts to furnish such documents and take any other such action;

(j)	The Issuer Trustee shall not, and shall cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the US$ Notes;

(k)	The Issuer Trustee shall do and perform all things required to be done and performed by it under this Agreement that are within its control prior to or after the Closing Date, and the Issuer Trustee shall use its reasonable efforts to satisfy all conditions precedent on its part to the delivery of the US$ Notes;

(l)	The Issuer Trustee acknowledges that no written information relating to the US$ Notes or the offering thereof may be delivered to potential investors in connection with the offering of the US$ Notes other than the Time of Sale Information (and any amendments and supplements thereto prepared by the Macquarie Parties), the Prospectus (and any amendments or supplements thereto prepared by the Macquarie Parties) or the Other Materials or such other materials agreed to in writing by the Underwriters; and

(m)	Without the prior written consent of the Underwriters, the Issuer Trustee shall not and the Issuer Trustee shall cause its affiliates not to offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offer, sale, contract for sale of or other disposition of any debt securities issued by Issuer Trust under the SMART Securitization Program or any asset-backed securities backed by hire purchase receivables, lease contract receivables, loan contract receivables, and related rights under bills of sale or chattel mortgages relating to vehicles originated by MLPL (other than the Notes or under any warehouse trust or facility), in the United States for a period of 60 days from the date of the Prospectus.

7.	Conditions to the Obligations of the Underwriters.

The several obligations of the Underwriters hereunder are subject to the performance by the Macquarie Parties and the Issuer Trustee of their obligations hereunder and to the following additional conditions:

(a)

the Registration Statement shall have become effective, or if a post-effective amendment is required to be filed under the Act, such post-effective amendment shall have become effective, not later than 5:00 p.m., New York City time, on the date hereof; and no stop order suspending the effectiveness of the Registration

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Statement or any post-effective amendment shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; the Preliminary Prospectus shall have been filed with the Commission pursuant to Rule 424(h) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 6(I)(a) hereof, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 6(I)(a) hereof and all requests for additional information by the Representative with respect thereto shall have been complied with to the satisfaction of the Representative;

(b)	the representations and warranties of each of the Macquarie Parties and the Issuer Trustee contained herein are true and correct on and as of the Closing Date, the representations and warranties of the Macquarie Parties in the Transaction Documents are true and correct as of the dates as of which they are made therein and each Macquarie Party and the Issuer Trustee shall have complied with all material agreements and all material conditions on its part to be performed or satisfied hereunder and under the Transaction Documents at or prior to the Closing Date;

(c)	since the respective dates as of which information is provided in the Time of Sale Information, the Other Materials and the Prospectus, there shall not have been any material adverse change, or any development involving a likely material adverse change, in or affecting the business, management, financial position, stockholders’ equity or results of operations of any Macquarie Party or Macquarie Bank, taken as a whole, otherwise than as set forth or contemplated in the Time of Sale Information, the Other Materials and the Prospectus, the effect of which in the reasonable judgment of any of the Underwriters makes it impracticable or inadvisable to proceed with completion of the offering or the sale of and payment for the US$ Notes on the terms and in the manner contemplated in the Prospectus;

(d)	the Underwriters shall have received on and as of the Closing Date a certificate of an executive officer of each Macquarie Party, with specific knowledge about financial matters of such Macquarie Party substantially in the forms attached hereto as Schedule VI;

(e)	Allen & Overy, Australian counsel for the Macquarie Parties, shall have furnished to the Underwriters their written opinion, dated on or prior to the Closing Date, in form and substance satisfactory to the Underwriters, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(f)

the Underwriters on or prior to the Closing Date shall have received letters, dated the date thereof, from (i) the Accounting Firm, in form and substance satisfactory to the Underwriters and counsel for the Underwriters, confirming that they are independent of Macquarie Group Limited in accordance with the requirements of the Corporations Act 2001 and the Accounting Professional Ethics Standards

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Board’s APES 110 “Code of Ethics for Professional Accountants” and stating in effect that they have determined that certain information of an accounting, financial or statistical nature set forth in the Offering Document (and any amendments thereto prepared by the Macquarie Parties) agrees with the accounting records of the Manager and MLPL, excluding any questions of legal interpretation, and (ii) the Accounting Firm, in form and substance satisfactory to the Underwriters, stating in effect that they have performed certain specified proceedings with respect to the SMART Receivables;

(g)	Katten Muchin Rosenman LLP, special United States counsel to the Underwriters, shall have furnished to the Underwriters their negative assurance letter, dated the Closing Date, with respect to the Prospectus and Time of Sale Information, and such counsel shall have received such papers and information as they may reasonably request to enable them to deliver such negative assurance letter;

(h)	Mayer Brown LLP, United States counsel for the Macquarie Parties, shall have furnished to the Underwriters their written opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(i)	Mayer Brown LLP, United States counsel to the Macquarie Parties, shall have furnished to the Underwriters their negative assurance letter, dated the Closing Date, with respect to the Prospectus and Time of Sale Information, and such counsel shall have received such papers and information as they may reasonably request to enable them to deliver such negative assurance letter;

(j)	Minter Ellison, counsel for the Issuer Trustee and the Security Trustee, shall have furnished to the Underwriters their written opinion, dated on or prior to the Closing Date, in form and substance satisfactory to the Underwriters, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(k)	Emmet, Marvin & Martin, LLP, counsel for the US$ Note Trustee, shall have furnished to the Underwriters their written opinion regarding certain matters concerning the US$ Note Trustee, dated the Closing Date, in form and substance satisfactory to the Underwriters, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(l)	King & Wood Mallesons, counsel for the Currency Swap Counterparty, shall have furnished to the Underwriters their written opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

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(m)	In-house counsel for the Asset Representations Reviewer shall have furnished to the Underwriters their written opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(n)	The Underwriters shall have received a letter or letters from each counsel delivering any written opinion to any Rating Agency in connection with the transaction described in this Agreement which opinion is not otherwise described in this Agreement allowing the Underwriters to rely on such opinion as if it were addressed to the Underwriters;

(o)	As of the Closing Date, the US$ Notes shall be rated by the Rating Agencies as set forth in the Ratings Free Writing Prospectus, such ratings shall not have been rescinded and no public announcement shall have been made by any Rating Agency that the rating of any Class of US$ Notes has been placed under review;

(p)	The execution and delivery by all parties thereto of the Transaction Documents on or prior to the Closing Date;

(q)	MLPL or its affiliate shall have purchased and paid for each of the Other Notes;

(r)	If this Agreement is executed under a power of attorney by the Issuer Trustee or by the Manager, the Underwriters shall have received a certified copy of each of such power of attorney; and

(s)	The Underwriters shall have received evidence that each of the conditions precedent to the issuance of the US$ Notes set forth in any of the Transaction Documents has been satisfied.

8.	Indemnification and Contribution.

(a)

Each of the Macquarie Parties, jointly and severally, agrees to indemnify and hold harmless each Underwriter, each affiliate of an Underwriter and its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages or liabilities (including, without limitation, reasonable legal fees and other expenses in connection with any suit, action or proceeding or any claim asserted) that arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or the Prospectus, or any amendment or supplement thereto prepared by the Macquarie Parties, the Other Materials, the Preliminary Prospectus, the Ratings Free Writing Prospectus or the Pricing Free Writing Prospectus, or any Form ABS-15G furnished to the Commission on EDGAR with respect to the transactions contemplated by this Agreement, or any amendment or supplement thereto prepared by the Macquarie Parties, or caused by any omission or alleged omission to state in any of the Registration Statement, the Prospectus, the Other Materials, the Preliminary Prospectus, the Ratings Free

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Writing Prospectus or the Pricing Free Writing Prospectus or any Form ABS-15G furnished to the Commission on EDGAR with respect to the transactions contemplated by this Agreement (taken together with the Time of Sale Information) a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that none of the Macquarie Parties will be liable in any such case to the extent that any such loss, claim, damage or liability is caused by an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with the Excluded Information (as defined below) and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from the Registration Statement (or any amendment or supplement thereto prepared by the Macquarie Parties), the Preliminary Prospectus, the Ratings Free Writing Prospectus or the Pricing Free Writing Prospectus (or any amendment or supplement thereto prepared by the Macquarie Parties) or the Prospectus (or any amendment or supplement thereto prepared by the Macquarie Parties), as applicable, the indemnity agreement contained in this paragraph shall not inure to the benefit of any Underwriter, to the extent that the Time of Sale Information (and any amendments or supplements thereto prepared by the Macquarie Parties) and the Prospectus (and any amendments or supplements thereto) were required to be delivered to the applicable purchaser of US$ Notes pursuant to Section 4(g) in connection with such purchase and any such loss, claim, damage or liability of any Underwriter to such purchaser of US$ Notes results from the fact that there was not sent or given to such purchaser of US$ Notes a copy of the Time of Sale Information (and any amendments or supplements thereto prepared by the Macquarie Parties) and the Prospectus (and any amendments or supplements thereto prepared by the Macquarie Parties) in each case, in accordance with the delivery requirements set forth in Section 4(g), if the Manager had previously furnished copies thereof to such Underwriter prior to the time such Underwriter was required to deliver the Time of Sale Information (and any amendments or supplements thereto prepared by the Macquarie Parties) or the Prospectus (and any amendments or supplements thereto prepared by the Macquarie Parties), as applicable, pursuant to Section 4(g).

(b)	Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless each of the Issuer Trustee and each of the Macquarie Parties, and their respective directors and officers who have prepared and will prepare the Time of Sale Information and the Prospectus, and each person that controls any of the Issuer Trustee or the Macquarie Parties within the meaning of Section 15 of the Act and Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Macquarie Parties to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Issuer Trustee or a Macquarie Party in writing by such Underwriter directly or through the Representative expressly for use in the Time of Sale Information and Prospectus, or any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter consists of the information encircled in the pages attached hereto as Schedule V (the “Excluded Information”).

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(c)

If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to subsections (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnity may be sought (the “Indemnifying Person”) in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters, each affiliate of any Underwriter and such control persons of any of the Underwriters shall be designated in writing by the Underwriters and any such separate firm for the Macquarie Parties, the Issuer Trustee, any of their respective directors and officers who have prepared or will prepare the Prospectus and any such control persons of any of the Macquarie Parties shall be designated in writing by the Manager. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this subsection (c), the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity

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could have been sought hereunder by such Indemnified Person, unless such settlement (i) does not include a statement as to or admission of, fault, culpability or a failure to act by or on behalf of any such Indemnified Person, and (ii) includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

(d)	If the indemnification provided for in subsections (a) or (b) above is unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such subsection, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Macquarie Parties and the Issuer Trustee on the one hand, and the Underwriters on the other, from the offering of the US$ Notes, and (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Macquarie Parties and the Issuer Trustee on the one hand, and of the Underwriters on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Macquarie Parties and the Issuer Trustee on the one hand, and the Underwriters on the other, shall be deemed to be in the same respective proportions as the total net proceeds from the offering (before deducting expenses) received by the Macquarie Parties and the Issuer Trustee, on the one hand, and the total discounts, commissions and fees received by the Underwriters with respect to the US$ Notes purchased pursuant to this Agreement, on the other hand, respectively bear to the total gross proceeds from the sale of the US$ Notes pursuant to this Agreement. The relative fault of the Macquarie Parties and the Issuer Trustee on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Macquarie Parties or the Issuer Trustee or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

The Macquarie Parties, the Issuer Trustee and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in this subsection (d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this

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Section 8, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total discounts, commissions and fees received by such Underwriter exceed the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amount of the US$ Notes set forth opposite their names in Schedule I hereto, and not joint.

(e)	The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Macquarie Parties, the Issuer Trustee and the Underwriters set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Macquarie Parties or the Issuer Trustee, its officers or directors or any other person controlling the Macquarie Parties or the Issuer Trustee and (iii) acceptance of and payment for any of the US$ Notes.

(f)	Notwithstanding the foregoing, the failure by any Indemnified Person to notify the Indemnifying Person shall not relieve the Indemnifying Person from any liability which it may have under this Section 8 to such Indemnified Person, except to the extent that it has been prejudiced in any material respect by such failure, and provided that the failure by any Indemnified Person to notify the Indemnifying Person shall not relieve the Indemnifying Person from any liability which it may have otherwise than under this Section 8.

(g)	The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

9.	Termination.

Notwithstanding anything herein contained, this Agreement, other than provisions hereof which by the terms hereof survive the termination hereof, may be terminated in the absolute discretion of any of the Underwriters, by notice given to the Manager, if (A) the Closing Date has not occurred on or prior to October 14, 2016, or (B) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by the New York Stock Exchange or minimum prices have been set for trading on such exchange, (ii) trading of any securities of or guaranteed by any of Macquarie Bank, the Macquarie Parties or the Issuer Trustee shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York, Sydney, Australia or London, England shall have been declared by either United States federal, New York State, Commonwealth of Australia, New South Wales State or related United Kingdom authorities or any other material disruption in commercial banking, securities

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settlement or clearing services shall have occurred in the United States or Australia, (iv) in the reasonable opinion of any Underwriter there has occurred a change, or any development involving a prospective change, in or affecting the business or properties of any of the Macquarie Parties or Australian, United States or international financial, political (including without limitation any outbreak or escalation of hostilities or any declaration of national emergency or war by the United States or Australia) or economic conditions or currency exchange rates or exchange controls as would be likely to materially impair the investment quality of the US$ Notes or makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the US$ Notes on the terms and in the manner contemplated in the Time of Sale Information and Prospectus.

10.	Effectiveness of Agreement; Default of Underwriters.

This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If on the Closing Date any one or more of the Underwriters shall fail or refuse to purchase US$ Notes which it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of the US$ Notes which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the US$ Notes to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the principal amount of the US$ Notes set forth opposite their respective names in Schedule I bears to the aggregate principal amount of US$ Notes set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representative may specify, to purchase the US$ Notes which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of the US$ Notes that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of US$ Notes without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase US$ Notes which it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of US$ Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of US$ Notes to be purchased on such date, and arrangements satisfactory to the Underwriters and the Manager for the purchase of such US$ Notes are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, MLPL or the Manager. In any such case either the Issuer Trustee, MLPL or the Manager shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

11.	Expenses.

MLPL agrees and in each case whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated pursuant to Section 9 or otherwise (except in relation to a material breach of this Agreement by an Underwriter that causes the

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failure of the consummation of the transactions contemplated herein), to: (i) pay all fees, costs and expenses incident to the performance of its obligations hereunder, including, without limitation, rating agency fees, auditor fees and printer fees, (ii) reimburse each Underwriter and their respective affiliates promptly upon request for all reasonable out-of-pocket costs and expenses incurred by such Underwriter or its affiliates in connection with this Agreement or the transactions contemplated hereby, including without limitation travel expenses, printing costs, rating agency fees, and the reasonable fees and disbursements of counsel to the Underwriters; provided that such amounts have been agreed by MLPL and any such payments shall be made without prejudice to the rights or remedies of MLPL or the Manager, as applicable, related to any termination of this Agreement and (iii) pay any stamp duty or other issue, transaction, value added or similar tax, fee or duty (including court fees) in relation to the execution of the Transaction Documents or in connection with the issue and distribution of the US$ Notes or the enforcement or delivery of this Agreement. This Section 11 shall survive the termination of this Agreement.

12.	Consent to Jurisdiction; Appointment of Agent to Accept Service of Process.

Each of the Macquarie Parties and the Issuer Trustee and each of the Underwriters hereby submits to the non-exclusive jurisdiction of the federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the Macquarie Parties irrevocably appoints Macquarie CAF Holdings Inc., 125 West 55th Street, New York, New York 10019, Attention: Company Secretary – Corporate Governance Division, and the Issuer Trustee irrevocably appoints CT Corporation, 111 Eighth Avenue, New York, New York 10011, to act as authorized agents for the Macquarie Parties and the Issuer Trustee, respectively, in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service or process upon such agent, and written notice of said service to it by the person servicing the same to the address provided in Section 19, shall be deemed in every respect effective service of process upon it in any such suit or proceeding. Each of the Macquarie Parties and the Issuer Trustee further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for so long as the US$ Notes remain outstanding.

The obligation of any of the Macquarie Parties or the Issuer Trustee in respect of any sum due to any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by such Underwriter of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such Underwriter hereunder, each of the Macquarie Parties and the Issuer Trustee agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter against such loss.

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13.	Foreign Taxes.

Unless expressly provided otherwise herein or in the Transaction Documents, all payments to be made by the Issuer Trustee and the Macquarie Parties hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Issuer Trustee or such Macquarie Party, as applicable, is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Issuer Trustee or such Macquarie Party, as applicable, shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

14.	Waiver of Immunities.

To the extent that any of the Issuer Trustee or any of the Macquarie Parties or any of their properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any respect thereof, from setoff or counterclaim, from the jurisdiction of any court, from service or process, from attachment upon or prior to judgment, from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter arising out of this Agreement, the Issuer Trustee and each of the Macquarie Parties, as applicable, hereby irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity and consents to such relief and enforcement.

15.	Judgment Currency.

If any judgment or order in any legal proceeding against any of the Issuer Trustee or any of the Macquarie Parties is given or made for any amount due hereunder and such judgment or order is expressed and paid in a currency (the “Judgment Currency”) other than United States dollars and there is any variation as between (i) the rate of exchange (the “Judgment Rate”) at which the United States dollar amount is converted into Judgment Currency for the purpose of such judgment or order, and (ii) the rate of exchange (the “Market Rate”) at which the person to whom such amounts is paid (the “Payee”) is able to purchase United States dollars with the amount of the Judgment Currency actually received by the holder, then the difference, expressed in United States dollars, between such amount calculated at the Judgment Rate and such amount calculated at the Market Rate shall be indemnified (a) if negative by the Issuer Trustee and the Macquarie Parties, as applicable, to the Payee and (b) if positive by the Payee to the Issuer Trustee and the Macquarie Parties, as applicable. The foregoing indemnity shall constitute separate and independent obligations of the Issuer Trustee and the Macquarie Parties or the Payee, as the case may be, and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate or exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

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16.	Computational Materials, ABS Informational Materials and Electronic Copy of Preliminary Prospectus.

Other than the Preliminary Prospectus, the Other Materials and the Prospectus, each Underwriter severally represents, warrants and agrees with MLPL and the Manager that it has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Act) that constitutes an offer to sell or solicitation of an offer to buy the US$ Notes, including, but not limited to, any “ABS informational and computational materials” as defined in Item 1101(a) of Regulation AB under the Act unless such Underwriter has obtained the prior written approval of MLPL and the Manager; provided, however, each Underwriter may prepare and convey to one or more of its potential investors without the consent of MLPL, the Manager or any of their respective affiliates one or more “written communications” (as defined in Rule 405 under the Act) in the form of (i) an Intex CDI file that does not contain any Issuer Information (as defined below) other than Issuer Information included in the Preliminary Prospectus previously filed with the Commission or (ii) other written communication containing no more than the following: (a) information contemplated by Rule 134 under the Act, (b) information included in the Preliminary Prospectus or the Prospectus, and (c) a column or other entry showing the status of the subscriptions for the Notes and/or expected pricing parameters of the Notes. MLPL and the Manager each authorize each Underwriter to transmit by graphic means any “road show” (as defined under Rule 433(h) under the Act) in which representatives of MLPL or the Manager participate. As used herein, the term “Issuer Information” means any information of the type specified in clauses (1) – (5) of footnote 271 of Commission Release No. 33-8591 (Securities Offering Reform), other than Underwriter Derived Information. As used herein, the term “Underwriter Derived Information” shall refer to information of the type described in clause (5) of footnote 271 of Commission Release No. 33-8591 (Securities Offering Reform) when prepared by any Underwriter, including traditional computational and analytical materials prepared by the Underwriter.

17.	Certain Matters Relating to the Issuer Trustee.

The Issuer Trustee enters into this Agreement only in its capacity as trustee of the Trust and in no other capacity. Any liability arising under or in connection with this Agreement is limited to and can be enforced against the Issuer Trustee only to the extent to which it can be satisfied out of assets of the Trust out of which the Issuer Trustee is actually indemnified for such liability. This limitation of the Issuer Trustee’s liability described in this Section applies despite any other provision of this Agreement to the contrary and extends to all liabilities and obligations of the Issuer Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.

(a)	The parties other than the Issuer Trustee may not sue the Issuer Trustee in respect of liabilities incurred by the Issuer Trustee acting in its capacity as Issuer Trustee of the Trust in any capacity other than as trustee of the Trust, including seeking the appointment of a receiver (except in relation to the assets of the Trust) or a liquidator, an administrator or any other similar person to the Issuer Trustee or prove in any liquidation, administration or arrangements of or affecting the Issuer Trustee (except in relation to the assets of the Trust).

(b)	The provisions of this Section 17 shall not apply to any obligation or liability of the Issuer Trustee to the extent that it is not satisfied because under the US$ Note Trust Deed, this Agreement or any other Transaction Document or by operation of law there is a reduction in the extent of the Issuer Trustee’s indemnification or exoneration out of the assets of the Trust as a result of the Issuer Trustee’s fraud, negligence or willful default.

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(c)	It is acknowledged that the Relevant Parties (as defined in the Series Supplement) are responsible under the Transaction Documents for performing a variety of obligations relating to the Trust. No act or omission of the Issuer Trustee (including any related failure to satisfy its obligations under the Transaction Documents) will be considered fraudulent, negligent or a willful default for the purpose of this Agreement to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any other person appointed in good faith and with due care who provides services in respect of the Trust to fulfill its obligations relating to the Trust or by any other act or omission of a Relevant Party or any other such person regardless of whether the act or omission is purported to be on behalf of the Issuer Trustee.

(d)	No attorney, agent, receiver or receiver and manager appointed in accordance with this Agreement has authority to act on behalf of the Issuer Trustee in a way that exposes the Issuer Trustee to any liability in excess of that contemplated in this Section 17, and no act or omission of any such person appointed in good faith and with due care will be considered the Issuer Trustee’s fraud, negligence or willful default.

(e)	The Issuer Trustee is not obligated to do anything or refrain from doing anything under or in connection with this Agreement (including incur a liability) unless the Issuer Trustee’s liability is limited in the same manner as set out in this Section 17.

18.	Successors.

This Agreement shall inure to the benefit of and be binding upon the Macquarie Parties, the Issuer Trustee, the Underwriters, each affiliate of any Underwriter, any controlling persons referred to herein and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of US$ Notes from any Underwriter shall be deemed to be a successor by reason merely of such purchase. The respective rights and obligations of the parties hereto may not be assigned except with the prior written consent of the other parties.

19.	Actions by Representative; Notices.

Any action by the Underwriters hereunder may be taken by the Representative on behalf of the Underwriters, and any such action taken by the Representative shall be binding upon and enforceable against the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given at:

J. P. Morgan Securities LLC

383 Madison Avenue, Floor 31

New York, New York 10179

Attention: Billy Wong

Email: billy.m.wong@jpmorgan.com

36

Citigroup Global Markets Inc.

390 Greenwich Street, 1st Floor

New York, New York 10013

Email: gerard.drumm@Citi.com

HSBC Securities (USA) Inc.

452 5th Avenue New York, NY 10018

Attention: Transaction Management Americas

Email: tmg.americas@us.hsbc.com

nabSecurities, LLC

245 Park Ave, 28th floor,

New York, NY 10167

Attention: Thomas DeMaio

Email: Thomas.demaio@nabny.com

SG Americas Securities, LLC

245 Park Avenue

New York, NY 10167

Attention: Carl Spalding

Email: carl.spalding@sgcib.com

Macquarie Capital (USA) Inc.

125 West 55th Street, Level 17

New York, NY 10019

Attention: Kevin Lee

Division Director, Debt Markets

Email: Kevin.lee@macquarie.com

Notices to the Manager shall be given to it at Macquarie Securities Management Pty Limited, Level 1, No. 50 Martin Place, Sydney, NSW 2000, Australia, Facsimile: +61 2 8232 8344, Attention: Division Director, Debt Markets; to the Issuer Trustee shall be given to it at Perpetual Trustee Company Limited, Level 18, 123 Pitt Street, Sydney NSW 2095 Australia, Facsimile: +61 2 8256 1424, Attention: Manager, Transaction Manager, email: SecuritisationOps@perpetual.com.au; and notices to MLPL shall be given to it at Level 3, 9 Hunter St., Sydney, NSW 2000, Australia, Facsimile: +61 2 8232 9929 Attention: Managing Director.

37

20.	Absence of Fiduciary Relationship.

Each of the Macquarie Parties and the Issuer Trustee acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to each of the Issuer Trustee and each of the Macquarie Parties with respect to the offering of the US$ Notes contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Issuer Trustee, any of the Macquarie Parties or any other person. Additionally, no Underwriter is advising the Issuer Trustee, any Macquarie Party or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. Each of the Issuer Trustee and each Macquarie Party shall consult with its own respective advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Issuer Trustee or any of the Macquarie Parties with respect thereto. Any review by the Underwriters of the Issuer Trustee or any of the Macquarie Party, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Issuer Trustee or any Macquarie Party.

21.	Counterparts.

This Agreement may be signed in one or more counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

22.	Investment in the US$ Notes.

Each party acknowledges that investments in the US$ Notes are not deposits with, or other liabilities of, Macquarie Bank or its affiliates and are subject to investment risk, including possible delays in repayment and loss of income and principal invested. None of the Macquarie Parties, Macquarie Bank, or any other party listed on Schedule III hereto guarantees any particular rate of return on, the performance of, or the repayment of principal invested in, the US$ Notes.

23.	Amendments; Waivers.

No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto. Any waiver of any provision hereof shall be effective only in the specific instance and for the purpose for which given.

24.	Headings.

The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

25.	Severability.

It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

38

26.	Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

27.	WAIVER OF JURY TRIAL.

EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT.

[Signature Pages Follow]

39

If the foregoing is in accordance with your understanding, please sign and return the enclosed counterparts hereof.

Very truly yours,

MACQUARIE SECURITIES MANAGEMENT PTY LIMITED

By:	/s/ Kevin Lee
Name: Kevin Lee
Title: Division Director

By:	/s/ Kristen Adler
Name: Kristen Adler
Title: Associate Director

(Signed in Sydney POA Ref: #54 dated 30 June 2015)

PERPETUAL TRUSTEE COMPANY LIMITED

By:	/s/ Hagbarth Strom
Name: Hagbarth Strom
Title: Senior Transaction Manager

By:	/s/ Marion Gowing
Name: Marion Gowing
Title: Transaction Manager

MACQUARIE LEASING PTY LIMITED

By:	/s/ Sarah Lim
Name: Sarah Lim
Title: Solicitor

By:	/s/ Ronnie Alam
Name: Ronnie Alam
Title: Solicitor

S-1	US$ Underwriting Agreement

Accepted as of the date first above written.

J.P. MORGAN SECURITIES LLC, as an Underwriter and as Representative of the Underwriters

By:	/s/ Billy Wong
Name: Billy Wong
Title: Executive Director

S-2	US$ Underwriting Agreement

SCHEDULE I

PURCHASER	Class A-1	Class A-2a	Class A-2b	Class A-3a	Class A-3b	Class A-4a	Class A-4b
J.P. Morgan Securities LLC	$35,000,000	$61,250,000	$0	$49,000,000	$0	$29,750,000	$0
Citigroup Global Markets Inc.	$15,000,000	$26,250,000	$0	$21,000,000	$0	$12,750,000	$0
HSBC Securities (USA) Inc.	$15,000,000	$26,250,000	$0	$21,000,000	$0	$12,750,000	$0
nabSecurities, LLC	$15,000,000	$26,250,000	$0	$21,000,000	$0	$12,750,000	$0
SG Americas Securities, LLC	$15,000,000	$26,250,000	$0	$21,000,000	$0	$12,750,000	$0
Macquarie Capital (USA) Inc.	$5,000,000	$8,750,000	$0	$7,000,000	$0	$4,250,000	$0
Total	$100,000,000	$175,000,000	$0	$140,000,000	$0	$85,000,000	$0

Schedule I-1

SCHEDULE II

List of Section 128F(9) Associates of the Issuer Trustee

Perpetual (Asia) Limited 200518022M

Perpetual (Asia Holdings) Pte Limited 200517650Z

The Trust Company (Hong Kong) Limited 1048974

Schedule II-1

SCHEDULE III

List of Section 128F(9) Associates of the Macquarie Parties and Macquarie Bank

Offshore Associates Report-Jennifer

Company Name	Company number	Company status	Company type	Country	Macquarie Insurance Category	Controlled	Registered Office address
391 Advantage Funding Commercial Capital Corp.		Active	Corporation	United States	Group	Yes

1073 Advantage Funding Leasing LLC		Active	Limited Liability Company	United States	Group	Yes	Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, United States

312 Advantage Funding Management Co., Inc.		Active	Corporation	United States	Group	Yes

352 Advantage Funding Receivables LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

643 Advantage Funding Services LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

646 Aerospace Finance 6771 UK Limited	9783406	Active	Limited by Shares	United Kingdom	Group	Yes	66 Prescot Street, London, England, E1 8NN, United Kingdom

360 Aerospace Finance 6816 UK Limited	09812041	Active	Limited by Shares	United Kingdom	Group	Yes	66 Prescot Street, London, England, E1 8NN, United Kingdom

52 Aerospace Finance 6818 UK Limited	9819666	Active	Limited by Shares	United Kingdom	Group	Yes	66 Prescot Street, London, England, E1 8NN, United Kingdom

287 Alster & Thames Partners (USA) LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

308 Arbor Village Property Owner LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

310 AVENAL POWER CENTER, LLC	20-3690322	Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

314 Bella Holdings LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

316 Bella Property Owner LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

318 BIG SANDY CREEK WIND, LLC	20-5600465	Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

320 Blue Grass Abstract LLC	20-2937246	Active	Limited Liability Company	United States	Group	Yes	Corporation Services Company, 2711 Centarville Road, Wilmington DE 19808, United States

388 Blueshine, LLC	46-5587770	Active	Limited Liability Company	United States	Group	Yes	Corporation Services Company, 2711 Centarville Road, Wilmington DE 19808, United States

421 Boketo LLC	30-0746347	Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

622 BREK MANUFACTURING CO.	95-2690571	Active	Corporation	United States	Group	Yes	1513 WEST 132ND STREET, GARDENA, CA 90249, United States

623 Bunhill Investments Unlimited	88217	Active	Unlimited with Shares	Jersey	Group	Yes	28-30 The Parade, St Helier, JE1 1EQ, Jersey

640 CANADIAN BREAKS LLC	26-5600465	Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

774 Capital Meters Holdings Limited	04800336	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

815 Capital Meters Limited	04800317	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

816 CHAPTRE Investments Limited	09908998	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

101 Cheeryble Developments Limited	06373185	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

363 CHINA PROPERTY INVESTMENTS LIMITED	46527C1/GBL	Active	Limited by Shares	Mauritius	Group	Yes	Les Cascades Building, Edith Cavell Street, Port- Louis, Mauritius

427 CIORL LP Limited	002228708	Active	Share Capital Corporation	Canada	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

468 Closing Documentation Services, LLC	20-2937258	Dormant	Limited Liability Company	United States	Group	Yes	Corporation Services Company, 2711 Centarville Road, Wilmington DE 19808, United States

469 CMC Holdco Inc.		Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

Schedule III-1

772 CMC Railroad, Inc.		Active	Corporation	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States

37 Colorado - PTH, LLC	30-0791081	Active	Limited Liability Company	United States	Group	Yes	Corporation Services Company, 2711 Centarville Road, Wilmington DE 19808, United States

368 Comercializadora Energia de la Reforma S. de R.L. de C.V.	CER151028DM3	Active	Private Corporation	Mexico	Group	Yes

369 Commerce and Industry Brokerage Inc.		Active	Corporation	United States	Group	Yes	c/o Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States

370 Connecticut Mystic Lien, LLC		Active	Limited Liability Company	United States	Group	Yes	Corporation Services Company, 2711 Centarville Road, Wilmington DE 19808, United States

371 Corona Energy Limited	03241012	Active	Limited by Shares	United Kingdom	Group	Yes	Edward Hyde Building, 38 Clarendon Road, Watford, England, WD17 1JW, United Kingdom

372 Corona Energy Retail 1 Limited	03241002	Active	Limited by Shares	United Kingdom	Group	Yes	Edward Hyde Building, 38 Clarendon Road, Watford, England, WD17 1JW, United Kingdom

385 Corona Energy Retail 2 Limited	SC138299	Active	Limited by Shares	United Kingdom	Group	Yes	50 Lothian Road, Festival Square, Edinburgh, EH3 9WJ, United Kingdom

386 Corona Energy Retail 3 Limited	02746961	Active	Limited by Shares	United Kingdom	Group	Yes	Edward Hyde Building, 38 Clarendon Road, Watford, England, WD17 1JW, United Kingdom

392 Corona Energy Retail 4 Limited	02798334	Active	Limited by Shares	United Kingdom	Group	Yes	Edward Hyde Building, 38 Clarendon Road, Watford, England, WD17 1JW, United Kingdom

398 Corona Energy Retail 5 Limited	07545410	Active	Limited by Shares	United Kingdom	Group	Yes	Edward Hyde Building, 38 Clarendon Road, Watford, England, WD17 1JW, United Kingdom

404 Corona Gas Management Limited	02879748	Active	Limited by Shares	United Kingdom	Group	Yes	Edward Hyde Building, 38 Clarendon Road, Watford, England, WD17 1JW, United Kingdom

405 Creative Broadcast Services International Limited	37012	Active	Exempted Company Limited by Shares	Bermuda	Group	Yes	IKONIC Fund Services Ltd, Penboss Building, 2nd Floor, 50 Parliament Street, Hamilton , HM 12, Bermuda

407 DALIAN II HOLDING COMPANY LIMITED	64075C1/GBL	Active	Limited by Shares	Mauritius	Group	Yes	Les Cascades Building, Edith Cavell Street, Port- Louis, Mauritius

470 DC - PTH, LLC	37-1737048	Active	Limited Liability Company	United States	Group	Yes	Corporation Services Company, 2711 Centarville Road, Wilmington DE 19808, United States

471 Delaware Alternative Strategies	26-3816229	Active	Trust	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

479 Delaware Asia Select Fund	47-5449633	Active	Open-Ended Investment Company (OEIC)	United States		Yes

483 Delaware Asset Advisers	41-2183382	Active	Trust	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

515 Delaware Capital Management	23-3061021	Active	Trust	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

526 Delaware Capital Management Advisers, Inc.	27-1291359	Active	Corporation	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

527 Delaware Distributors, Inc.	23-2226487	Active	Corporation	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

528 Delaware Distributors, L.P.	23-2791871	Active	Limited Partnership	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

529 Delaware Investment Advisers	23-2859590	Active	Trust	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

531 Delaware Investments Advisers Partner, Inc.	46-4850078	Active	Corporation	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

569 Delaware Investments Advisory Services	46-5321087	Active	Series Trust	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

595 Delaware Investments Distribution Partner, Inc.	46-4639812	Active	Corporation	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

617 Delaware Investments Fund Advisers	46-1906107	Active	Trust	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

686 Delaware Investments Fund Services Company	46-5056965	Active	Trust	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

Schedule III-2

701 Delaware Investments General Partner, Inc.	81-0842539	Active	Corporation	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

702 Delaware Investments Management Company, LLC	13-3465352	Active	Limited Liability Company	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

706 Delaware Investments Real Estate Abolute Return Fund (Cayman), Ltd	667321	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	Maples & Calder, Po Box 309Gt, Ugland House, South George Street, George Town, Grand Cayman, Cayman Islands

714 Delaware Investments Real Estate Absolute Return Fund (Master), Ltd.	46-3119820	Active	Open-Ended Investment Company (OEIC)	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

735 Delaware Management Business Trust	N/A	Active	Trust	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

743 Delaware Management Company	23-2859589	Active	Trust	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

756 Delaware Management Holdings, Inc.	23-2693133	Active	Corporation	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

789 Delaware Management Trust Company	23-2601407	Active	Trust	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

930 Delaware Real Estate Absolute Return Partners, Inc.	27-2437046	Active	Corporation	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

1071 Delaware Service Company, Inc.	13-3465338	Active	Corporation	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

1072 Delaware Small Cap Growth Fund	81-2626999	Active	Open-Ended Investment Company (OEIC)	United States		Yes

1074 East Inwood Arbor, LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

1086 Electrodes Holdings, LLC		Active	Limited Liability Company	United States	Group	Yes	Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, United States

1087 Energetics Design & Build Limited	SC234695	Active	Limited by Shares	United Kingdom	Group	Yes	International House, Stanley Boulevard , Hamilton International Technology Park , Glasgow, Scotland, G72 0BN , United Kingdom

70 Energetics Electricity Limited	SC234694	Active	Limited by Shares	United Kingdom	Group	Yes	International House, Stanley Boulevard , Hamilton International Technology Park , Glasgow, Scotland, G72 0BN , United Kingdom

100 Energetics Gas Limited	SC303150	Active	Limited by Shares	United Kingdom	Group	Yes

131 Energetics Holdco Limited	SC455073	Active	Limited by Shares	United Kingdom	Group	Yes	International House, Stanley Boulevard , Hamilton International Technology Park , Glasgow, Scotland, G72 0BN , United Kingdom

157 Energetics Midco Limited	SC455134	Active	Limited by Shares	United Kingdom	Group	Yes	International House, Stanley Boulevard , Hamilton International Technology Park , Glasgow, Scotland, G72 0BN , United Kingdom

163 Energetics Networked Energy Ltd.	SC293480	Active	Limited by Shares	United Kingdom	Group	Yes	International House, Stanley Boulevard , Hamilton International Technology Park , Glasgow, Scotland, G72 0BN , United Kingdom

190 Energetics Topco Limited	SC455074	Active	Limited by Shares	United Kingdom	External	Yes	International House, Stanley Boulevard , Hamilton International Technology Park , Glasgow, Scotland, G72 0BN , United Kingdom

192 ERC Holdco LLC		Dormant	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

197 FAS 1 LLC	20-5600465	Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

200 FINCH SECURITIES LIMITED	137357	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	Maples & Calder, Po Box 309Gt, Ugland House, South George Street, George Town, Grand Cayman, Cayman Islands

201 FIP Gestora de Recursos Ltda.	12-377-980/0001-25	Active	Private Corporation	Brazil	Group	Yes	Rua Funchal 418 - 33 andar , Sao Paulo SP Brazil 04551-060

212 FL - PTH 1, LLC	80-0940702	Active	Limited Liability Company	United States	Group	Yes	Corporation Services Company, 2711 Centarville Road, Wilmington DE 19808, United States

Schedule III-3

222 FL - PTH 10, LLC	36-4767568	Active	Limited Liability Company	United States	Group	Yes	Corporation Services Company, 2711 Centarville Road, Wilmington DE 19808, United States

225 FL - PTH 2, LLC	90-1004919	Active	Limited Liability Company	United States	Group	Yes	Corporation Services Company, 2711 Centarville Road, Wilmington DE 19808, United States

228 FL - PTH 3, LLC	61-1718024	Active	Limited Liability Company	United States	Group	Yes	Corporation Services Company, 2711 Centarville Road, Wilmington DE 19808, United States

231 FL - PTH 4, LLC	80-0941771	Active	Limited Liability Company	United States	Group	Yes	Corporation Services Company, 2711 Centarville Road, Wilmington DE 19808, United States

233 FL - PTH 5, LLC	90-1005859	Active	Limited Liability Company	United States	Group	Yes	Corporation Services Company, 2711 Centarville Road, Wilmington DE 19808, United States

236 FL - PTH 6, LLC	80-0942248	Active	Limited Liability Company	United States	Group	Yes	Corporation Services Company, 2711 Centarville Road, Wilmington DE 19808, United States

239 FL - PTH 7, LLC	90-1006383	Active	Limited Liability Company	United States	Group	Yes	Corporation Services Company, 2711 Centarville Road, Wilmington DE 19808, United States

242 FL - PTH 8, LLC	80-0942772	Active	Limited Liability Company	United States	Group	Yes	Corporation Services Company, 2711 Centarville Road, Wilmington DE 19808, United States

245 FL - PTH 9, LLC	80-0943053	Active	Limited Liability Company	United States	Group	Yes	Corporation Services Company, 2711 Centarville Road, Wilmington DE 19808, United States

247 Florida Coral Lien Investments, LLC	46-2260160	Active	Limited Liability Company	United States	Group	Yes	Corporation Services Company, 2711 Centarville Road, Wilmington DE 19808, United States

257 Florida Dundee Lien Investments, LLC	61-1577729	Active	Limited Liability Company	United States	Group	Yes	Corporation Services Company, 2711 Centarville Road, Wilmington DE 19808, United States

260 Four Corners Capital Management, LLC	95-4881110	Active	Limited Liability Company	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

264 Fox-Pitt Kelton Cochran Caronia Waller (USA) LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

266 Fox-Pitt Kelton Cochran Caronia Waller LLC	06-1058201	Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

269 Fox-Pitt, Kelton Limited	01601171	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

271 Fox-Pitt, Kelton N.V.	32157	Active	Limited Liability Company	Curaçao	Group	Yes	Schottegatweg Oost 44, Willemstad, Curaçao

273 FPK Capital I CIP GP Limited	99228	Active	Limited by Shares	Jersey	Group	Yes	Lime Grove House, Green Street, St Helier, JE1 2ST, Jersey

275 Fremantle Energy Holdings, LLC	20-5600465	Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

278 Fremantle Energy, LLC	20-5600465	Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

331 Fremantle Wind Holdings Inc.	20-2384759	Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

332 Fulfilment Services Limited	9699834	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

409 GA - PTH, LLC	30-0790149	Active	Limited Liability Company	United States	Group	Yes	Corporation Services Company, 2711 Centarville Road, Wilmington DE 19808, United States

418 GGB inBalans Investco Ireland GP Limited	570800	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

419 GGB inBalans Investco LP Limited	9795599	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

450 GGB inBalans Investco UK GP Limited	9795343	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

451 GLOBAL STAR GP LTD	MC143292	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	M & C Corporate Services Limited, Po Box 309 Gt, Ugland House, South Church Street, George Town, Grand Cayman

Schedule III-4

547 GODO KAISHA ACMP2	0110-03-005067	Active	Private Company	Japan	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda- ku, Tokyo, Japan

555 GODO KAISHA ACMP3	0110-03-005141	Active	Private Company	Japan	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda- ku, Tokyo, Japan

576 GODO KAISHA ALPHA MEGA SOLAR PROJECT NO. 1	0110-03-004802	Active	Private Company	Japan	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda- ku, Tokyo, Japan

611 GODO KAISHA ALPHA MEGA SOLAR PROJECT NO. 2	0110-03-004888	Active	Private Company	Japan	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda- ku, Tokyo, Japan

631 Goonzaran Bluebell Funding Limited	05481707	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

652 Goonzaran Bluebell Leasing Limited	05473771	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

812 Harrison Leasing Corporation		Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

818 HBEAR CO. NO.1 LIMITED (in voluntary liquidation)	415492	In Liquidation	Limited by Shares	Ireland	Group	Yes	Chartered Corporate Services, Taney Hall, Eglinton Terrace, Dundrum, Dublin 14, Ireland

819 Hermes Infrastructure Investco Ireland GP Limited	559017	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

820 Hermes Infrastructure Investco UK GP Limited (in voluntary strike off)	09317300	Strike Off Requested	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

822 High Lonesome Holdings LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

913 High Lonesome Wind, LLC	20-5600465	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

933 Hybrid- Electric Building Technologies Irvine 1, LLC		Active	Limited Liability Company	United States	Group	Yes

1038 Hybrid- Electric Building Technologies Irvine 2, LLC		Active	Limited Liability Company	United States	Group	Yes

1039 Hybrid- Electric Building Technologies West Los Angeles 1, LLC		Active	Limited Liability Company	United States	Group	Yes

1040 Hybrid- Electric Building Technologies West Los Angeles 2, LLC		Active	Limited Liability Company	United States	Group	Yes

1082 Hydra Investments 2007 Limited	97666	Active	Limited by Shares	Jersey	Group	Yes	28-30 The Parade, St Helier, JE1 1EQ, Jersey

433 Illinois Salt Fox Investments, LLC	46-1490923	Active	Limited Liability Company	United States	Group	Yes	Corporation Services Company, 2711 Centarville Road, Wilmington DE 19808, United States

434 Indiana TLP, LLC	20-2937198	Active	Limited Liability Company	United States	Group	Yes	Corporation Services Company, 2711 Centarville Road, Wilmington DE 19808, United States

627 Industrial Investments Germany GmbH & Co. KG	HRA43929	Active	Corporate Partnership (GmbH & Co. KG)	Germany	Group	Yes	OpernTurm, Bockenheimer Landstrasse 2-4, 60306 Frankfurt am Main, Germany

635 International Life Solutions Proprietary Limited	2011/127717/07	Active	Limited by Shares	South Africa	Group	Yes	Level 2, Great Westerford, 240 Main Road, Rondebosch, Cape Town, 7700, South Africa

636 Jackson Leasing Limited	CR-113608	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

637 JIG HOLDINGS LIMITED	0100-02-036303	Active	Private Company	Japan	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda- ku, Tokyo, Japan

674 Juuichi Limited (in voluntary liquidation)	464138	In Liquidation	Limited by Shares	Ireland	Group	Yes	Chartered Corporate Services, Taney Hall, Eglinton Terrace, Dundrum, Dublin 14, Ireland

753 Kearny Leasing Limited	CR-113609	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

118 Keba Energy LLC	20-5913622	Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

741 Kingswood Mortgages 2015-1 Holdings Limited	09541115	Active	Limited by Shares	United Kingdom	External	Yes	35 Great St. Helen’s, London, EC3A 6AP, United Kingdom

454 Kingswood Mortgages 2015-1 PLC	09541195	Active	Public Limited Company	United Kingdom	External	Yes	35 Great St. Helen’s, London, EC3A 6AP, United Kingdom

524 L2 B.V.	56649800	Active	Besloten vennootschap (BV)	Netherlands	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

Schedule III-5

592 L2 B.V. (UK Branch)	FC032012	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

823 Lakehouse Mortgages Limited	08763016	Active	Limited by Shares	United Kingdom	External	Yes	35 Great St. Helen’s, London, EC3A 6AP, United Kingdom

155 Levantera Developments Limited	8272295	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

175 Liberty Green Renewables Indiana, LLC		In Liquidation	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

351 Lien Data Services, LLC	20-2937206	Active	Limited Liability Company	United States	Group	Yes	Corporation Services Company, 2711 Centarville Road, Wilmington DE 19808, United States

361 Lightning Bolt Germany GmbH	HRB80214	Active	Gesellschaft mit beschränkter Haftung (GmbH)	Germany	Group	Yes	OpernTurm, Bockenheimer Landstrasse 2-4, 60306 Frankfurt am Main, Germany

362 M Acquisition Company I LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

379 M Acquisition Company II LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

443 MACQUARIE (ASIA) PTE LTD.	198500776M	Active	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

520 MACQUARIE (ASIA) PTE LTD. TAIWAN BRANCH	27230949	Active	Branch / Representative Office	Taiwan	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

521 Macquarie (CIS) Holdings Pty Ltd (Russia Branch)	22407	Active	Branch / Representative Office	Russian Federation	Group	Yes	Floor 6, 6 Gasheka Street, 125047, Moscow, Russian Federation

543 MACQUARIE (HK) FINANCIAL SERVICES LIMITED	200228	Active	Limited by Shares	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong

658 MACQUARIE (JAPAN) LIMITED	0100-01-068766	Active	Private Company	Japan	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda- ku, Tokyo, Japan

681 Macquarie (Scotland) GP Limited	SC280388	Active Non- Trading	Limited by Shares	United Kingdom	Group	Yes	50 Lothian Road, Festival Square, Edinburgh Scotland EH3 9WJ

781 Macquarie (UK) Group Services Limited	06287793	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

794 Macquarie Advanced Investment Partners G.P. Ltd.	WK-211745	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman, Cayman Islands, KY1-1104, Cayman Islands

806 Macquarie Aerospace AF (Ireland) Limited	486592	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

807 Macquarie Aerospace Finance 39414-1 Limited	WK-228185	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

1063 Macquarie Aerospace Finance 39414-1 Limited, UK Branch	BR018331	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, Level 11, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

763 Macquarie Aerospace Finance 39414-2 Limited	07575063	Active	Limited by Shares	United Kingdom	Group	Yes	66 Prescot Street, London, England, E1 8NN, United Kingdom

867 Macquarie Aerospace Finance 39425 AB	556860-1602	Active	Aktiebolag (AB)	Sweden	Group	Yes	P.O. Box 1703, SE-1187, Stockholm, Sweden

891 Macquarie Aerospace Finance 39429 AS	997 538 161 MVA	Active	Private Corporation	Norway	Group	Yes	c/o Arntzen de Besche Advokatfirma AS, Bygdoy alle 2, Oslo , 0257, Norway

896 Macquarie Aerospace Finance 39429 Limited	IT-2928288	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

897 Macquarie Aerospace Finance 39429 Limited, UK Branch	BR018337	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, Level 11, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

898 Macquarie Aerospace Finance 39437 Limited	537804	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

899 Macquarie Aerospace Finance 39438 Limited	WK-285119	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

183 Macquarie Aerospace Finance 39440 Limited	WK-286855	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

355 Macquarie Aerospace Finance 39442 Limited	571997	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

380 Macquarie Aerospace Finance 40967 Limited	571998	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

401 Macquarie Aerospace Finance 4257-2 Limited	7695532	Active	Limited by Shares	United Kingdom	Group	Yes	66 Prescot Street, London, England, E1 8NN, United Kingdom

Schedule III-6

422 Macquarie Aerospace Finance 4720 AS	996 790 827	Active	Private Corporation	Norway	Group	Yes	c/o Arntzen de Besche Advokatfirma AS, Bygdoy alle 2, Oslo , 0257, Norway

465 Macquarie Aerospace Finance 4720-1 Limited	498271	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

495 Macquarie Aerospace Finance 4720-2 Limited	498680	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

514 Macquarie Aerospace Finance 4720-2 Limited, UK Branch	BR018338	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, Level 11, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

537 Macquarie Aerospace Finance 5027 Limited	504303	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

539 Macquarie Aerospace Finance 5090 Limited	504304	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

554 Macquarie Aerospace Finance 5092 Limited	508880	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

577 Macquarie Aerospace Finance 5178 Limited	266822	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

593 Macquarie Aerospace Finance 5178 Limited, UK Branch	BR018323	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, Level 11, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

630 Macquarie Aerospace Finance 5315 Limited	517127	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

632 Macquarie Aerospace Finance 5315 Limited, UK Branch	BR018350	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, Level 11, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

634 Macquarie Aerospace Finance 5403 Limited	516215	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

689 Macquarie Aerospace Finance 5433 Limited	7802517	Active	Limited by Shares	United Kingdom	Group	Yes	66 Prescot Street, London, England, E1 8NN, United Kingdom

731 Macquarie Aerospace Finance 5466 Limited	516216	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

746 Macquarie Aerospace Finance 5482-2 Limited	782521	Active	Limited by Shares	United Kingdom	Group	Yes	66 Prescot Street, London, England, E1 8NN, United Kingdom

747 Macquarie Aerospace Finance 5673 Limited	527101	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

760 Macquarie Aerospace Finance 5673 Limited, UK Branch	BR018349	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, Level 11, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

768 Macquarie Aerospace Finance 5742 Limited	WK-27905	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

804 Macquarie Aerospace Finance 5742 Limited, UK Branch	BR018342	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, Level 11, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

408 Macquarie Aerospace Finance 5773 AS	999184650 MVA	Active	Private Corporation	Norway	Group	Yes	c/o Arntzen de Besche Advokatfirma AS, Bygdoy alle 2, Oslo , 0257, Norway

508 Macquarie Aerospace Finance 5773 Limited	WK-280125	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

551 Macquarie Aerospace Finance 5773 Limited, UK Branch	BR018339	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, Level 11, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

594 Macquarie Aerospace Finance 5822-1 Limited	533279	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

916 Macquarie Aerospace Finance 5822-2 Limited	WK-281265	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

917 Macquarie Aerospace Finance 5822-2 Limited, UK Branch	BR018332	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, Level 11, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

424 Macquarie Aerospace Finance 5844 AS	912 510 352 MVA	Active	Private Corporation	Norway	Group	Yes	c/o Arntzen de Besche Advokatfirma AS, Bygdoy alle 2, Oslo , 0257, Norway

952 Macquarie Aerospace Finance 5844 Limited	WK-281267	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

953 Macquarie Aerospace Finance 5844 Limited, UK Branch	BR018346	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, Level 11, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

954 Macquarie Aerospace Finance 5857-1 Limited	WK-281268	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

127 Macquarie Aerospace Finance 5857-1 Limited, UK Branch	BR018345	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, Level 11, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

139 Macquarie Aerospace Finance 5857-2 Limited	8705337	Active	Limited by Shares	United Kingdom	Group	Yes	66 Prescot Street, London, England, E1 8NN, United Kingdom

142 Macquarie Aerospace Finance 5892-1 Limited	WK-281249	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

162 Macquarie Aerospace Finance 5892-1 Limited, UK Branch	BR018335	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, Level 11, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

Schedule III-7

191 Macquarie Aerospace Finance 5892-2 Limited	8704469	Active	Limited by Shares	United Kingdom	Group	Yes	66 Prescot Street, London, England, E1 8NN, United Kingdom

199 Macquarie Aerospace Finance 5951-1 Limited	WK-281316	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

202 Macquarie Aerospace Finance 5951-1 Limited, UK Branch	BR018340	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, Level 11, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

203 Macquarie Aerospace Finance 5951-2 Limited	8705352	Active	Limited by Shares	United Kingdom	Group	Yes	66 Prescot Street, London, England, E1 8NN, United Kingdom

206 Macquarie Aerospace Finance 5979-1 Limited	WK-281315	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

207 Macquarie Aerospace Finance 5979-1 Limited, UK Branch	BR018324	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, Level 11, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

209 Macquarie Aerospace Finance 5979-2 Limited	8704473	Active	Limited by Shares	United Kingdom	Group	Yes	66 Prescot Street, London, England, E1 8NN, United Kingdom

210 Macquarie Aerospace Finance 5996 Limited	WK-285115	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

211 Macquarie Aerospace Finance 6025-1 Limited	539973	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

214 Macquarie Aerospace Finance 6025-2 Limited	WK-285274	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

216 Macquarie Aerospace Finance 6025-2 Limited, UK Branch	BR018348	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, Level 11, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

218 Macquarie Aerospace Finance 6039/6535 Limited	539286	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

220 Macquarie Aerospace Finance 6039/6535 Limited, UK Branch	BR018341	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, Level 11, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

227 Macquarie Aerospace Finance 6045 Limited	541007	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

246 Macquarie Aerospace Finance 6045 Limited, UK Branch	BR018347	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, Level 11, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

249 Macquarie Aerospace Finance 6079 Limited	541008	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

251 Macquarie Aerospace Finance 6079 Limited, UK Branch	BR018330	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, Level 11, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

253 Macquarie Aerospace Finance 6081 Limited	541009	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

255 Macquarie Aerospace Finance 6081 Limited, UK Branch	BR018321	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, Level 11, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

263 Macquarie Aerospace Finance 6113-1 Limited	WK-285849	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

277 Macquarie Aerospace Finance 6113-1 Limited, UK Branch	BR018353	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, Level 11, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

286 Macquarie Aerospace Finance 6113-2 Limited	8934030	Active	Limited by Shares	United Kingdom	Group	Yes	66 Prescot Street, London, England, E1 8NN, United Kingdom

288 Macquarie Aerospace Finance 6140-1 Limited	WK-285848	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

295 Macquarie Aerospace Finance 6140-1 Limited, UK Branch	BR018334	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, Level 11, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

297 Macquarie Aerospace Finance 6140-2 Limited	8934031	Active	Limited by Shares	United Kingdom	Group	Yes	66 Prescot Street, London, England, E1 8NN, United Kingdom

300 Macquarie Aerospace Finance 6220 Limited	547276	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

305 Macquarie Aerospace Finance 6242 Limited	290012	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

309 Macquarie Aerospace Finance 6242 Limited, UK Branch	BR018343	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, Level 11, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

311 Macquarie Aerospace Finance 6254-1 Limited	291538	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

313 Macquarie Aerospace Finance 6254-1 Limited, UK Branch	BR018352	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, Level 11, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

315 Macquarie Aerospace Finance 6254-2 Limited	9210708	Active	Limited by Shares	United Kingdom	Group	Yes	66 Prescot Street, London, England, E1 8NN, United Kingdom

317 Macquarie Aerospace Finance 6288 Limited	IT-291873	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

319 Macquarie Aerospace Finance 6320 AS	913 285 700 MVA	Active	Private Corporation	Norway	Group	Yes	c/o Arntzen de Besche Advokatfirma AS, Bygdoy alle 2, Oslo , 0257, Norway

Schedule III-8

321 Macquarie Aerospace Finance 6320 Limited	IT-292643	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

347 Macquarie Aerospace Finance 6320 Limited, UK Branch	BR018326	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, Level 11, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

348 Macquarie Aerospace Finance 6321 Limited	IT-291847	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

377 Macquarie Aerospace Finance 6422 AS	914599474	Active	Private Corporation	Norway	Group	Yes	c/o Arntzen de Besche Advokatfirma AS, Bygdoy alle 2, Oslo , 0257, Norway

438 Macquarie Aerospace Finance 6422 Limited	IT-294038	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

461 Macquarie Aerospace Finance 6422 Limited, UK Branch	BR018327	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, Level 11, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

462 Macquarie Aerospace Finance Ireland Limited (Dissolved 29/06/2016)	566064	Dissolved	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

482 Macquarie Aerospace Finance Limited	WK-269465	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

484 Macquarie Aerospace Finance Limited, UK Branch	BR018366	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, Level 11, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

485 Macquarie Aerospace Finance UK Limited	9458807	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

749 Macquarie Aerospace Finance US Holdings LLC		Active	Limited Liability Company	United States	Group	Yes	1209 Orange Street, , Wilmington, New Castle County DE 19801, United States

784 Macquarie Aerospace Finance US LLC		Active	Limited Liability Company	United States	Group	Yes	1209 Orange Street, Wilmington, New Castle County DE 19801, United States

825 Macquarie Aerospace Holdings UK Limited	9457141	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

826 Macquarie Aerospace Inc.	27-2669479	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

827 Macquarie Aerospace Investments Limited	06863307	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

828 Macquarie Aerospace Ireland Limited	484423	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

829 MACQUARIE AEROSPACE LIMITED	44138	Active	Exempted Company Limited by Shares	Bermuda	Group	Yes	Clarendon House, 2 Church Street, Hamilton Hm11, Bermuda

830 Macquarie Aerospace Limited, Dublin Branch	906393	Active	Branch / Representative Office	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

831 Macquarie Affiliated Managers (USA) Inc.	27-1564084	Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

832 Macquarie Affiliated Managers Holdings (USA) Inc.	26-2103542	Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

833 MACQUARIE AFRICA PROPRIETARY LIMITED	2000/001243/07	Active	Incorporated Private Company	South Africa	Group	Yes	Level 2, Great Westerford, 240 Main Road, Rondebosch, Cape Town, 7700, South Africa

834 Macquarie Aircraft Leasing Holdings (2) Limited	429567	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

835 Macquarie Aircraft Leasing Limited	426824	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

836 Macquarie Aircraft Leasing Services (Ireland) Limited	429566	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

837 Macquarie Aircraft Leasing Services (Singapore) Pte. Ltd.	200917376C	Active	Private Company	Singapore	Group	Yes	30 Cecil Street, #19-08, Prudential Tower, 049712, Singapore

838 Macquarie Aircraft Leasing Services (UK) Limited	5988531	Active	Limited by Shares	United Kingdom	Group	Yes	66 Prescot Street, London, England, E1 8NN, United Kingdom

839 Macquarie Aircraft Leasing Services (US), Inc.		Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

840 Macquarie AirFinance Acquisitions (Ireland) Limited	464499	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

841 Macquarie AirFinance Acquisitions (Labuan) Limited	LL09680	Active	Limited by Shares	Malaysia	Group	Yes	Level 15(A1), Main Office Tower, Financial Park Labuan, Jalan Merdeka, 87000 Labuan F.T., Malaysia

842 Macquarie AirFinance Acquisitions (UK) Limited	6767724	Active	Limited by Shares	United Kingdom	Group	Yes	66 Prescot Street, London, England, E1 8NN, United Kingdom

843 Macquarie AirFinance Acquisitions Holdings Ltd.	41370	Active	Exempted Company Limited by Shares	Bermuda	Group	Yes	Clarendon House, 2 Church Street, Hamilton HM 11, BM, Bermuda

Schedule III-9

844 Macquarie AirFinance Acquisitions Holdings Ltd., Dublin Branch	905882	Active	Branch / Representative Office	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

845 Macquarie AirFinance Acquisitions Limited	41289	Active	Exempted Company Limited by Shares	Bermuda	Group	Yes	Clarendon House, 2 Church Street, Hamilton HM 11, BM, Bermuda

855 Macquarie AirFinance Acquisitions Limited, Dublin Branch	905881	Active	Branch / Representative Office	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

870 Macquarie AirFinance Aruba A.V.V.	41212.0	Active	Private Corporation	Aruba	Group	Yes	Watapanastraat 7, Oranjestad, Aruba

872 Macquarie AirFinance Holdings Limited	435319	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

874 Macquarie AirFinance International Group Limited	40863	Active	Exempted Company Limited by Shares	Bermuda	Group	Yes	Clarendon House, 2 Church Street, Hamilton HM 11, BM, Bermuda

875 Macquarie AirFinance International Group Limited, Dublin Branch	905883	Active	Branch / Representative Office	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

877 Macquarie AirFinance International Limited	40569	Active	Exempted Company Limited by Shares	Bermuda	Group	Yes	Clarendon House, 2 Church Street, Hamilton HM 11, BM, Bermuda

879 Macquarie AirFinance International Limited, Dublin Branch	905879	Active	Branch / Representative Office	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

880 Macquarie AirFinance Ltd.	38946	Active	Exempted Company Limited by Shares	Bermuda	Group	Yes	Clarendon House, 2 Church Street, Hamilton HM 11, BM, Bermuda

882 Macquarie AirFinance Ltd., Dublin Branch	905984	Active	Branch / Representative Office	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

884 Macquarie AirFinance Warehouse (No. 1) Limited	40673	Active	Exempted Company Limited by Shares	Bermuda	Group	Yes	Clarendon House, 2 Church Street, Hamilton HM 11, BM, Bermuda

886 Macquarie AirFinance Warehouse (No. 1) Limited, Dublin Branch	905844	Active	Branch / Representative Office	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

888 Macquarie Allegiance Capital, LLC	26-2103542	Active	Limited Liability Company	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

912 Macquarie Alpine Inc.	37-1740746	Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

951 Macquarie AMC Investment REIT LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

1007 Macquarie America Holdings Inc.	26-3769039	Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

132 Macquarie America Services Inc.	26-3771444	Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

133 MACQUARIE AMERICAS CORP	13-4184042	Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

134 MACQUARIE APTT MANAGEMENT PTE. LIMITED	201310241D	Active	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

135 Macquarie Asia Infrastructure Management Limited	289176	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	Maples Finance Limited, Po Box 1093Gt, Queensgate House, South Church Street, George Town, Grand Cayman, Cayman Islands

158 Macquarie Asia Pacific Private Equity Offshore Fund, L.P.	MC-25427	Active	Exempted Limited Partnership	Cayman Islands	Group	Yes	Maples Corporate Services Limited, P O Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands

184 Macquarie Asset Finance Holdings Limited	8253772	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

334 MACQUARIE ASSET FINANCE JAPAN LIMITED	0100-01-107687	Active	Private Company	Japan	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda- ku, Tokyo, Japan

339 MACQUARIE ASSET FINANCE MAURITIUS LTD	57952C1/GBL	Active	Limited by Shares	Mauritius	Group	Yes	Les Cascades Building, Edith Cavell Street, Port- Louis, Mauritius

410 Macquarie Asset Leasing (UK) Limited	7815862	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

664 MACQUARIE ASSET MANAGEMENT INC.	26-3263254	Active	Corporation	United States	Group	Yes	Corporation Service Company, 2711 Centerville Road, Suite 40, Wilmington DE 19808, United States

666 MACQUARIE ASSET MANAGEMENT JAPAN CO., LTD.	0100-01-156193	Active	Private Company	Japan	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda- ku, Tokyo, Japan

669 MACQUARIE AVIATION CAPITAL FINANCE LIMITED	368579	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

908 MACQUARIE AVIATION CAPITAL GROUP (in voluntary liquidation)	368589	In Liquidation	Unlimited with Shares	Ireland	Group	Yes	Taney Hall, Eglinton Terace, Dundrum Dublin 14

29 Macquarie Bank International Limited	06309906	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

Schedule III-10

119 Macquarie Bank International Limited, Niederlassung Deutschland	HRB 189708	Active	Branch / Representative Office	Germany	Group	Yes	Sternstrasse 5, 80538 München, Germany

151 Macquarie Bank International Limited, Vienna Branch	FN 331748 s	Active	Branch / Representative Office	Austria	Group	Yes

357 Macquarie Bank Limited (DIFC Recognised Company)	1045	Active	Branch / Representative Office	United Arab Emirates	Group	Yes	Level 1, Office No. 110 & 111, Gate Village, Building 6, Dubai International Financial Centre, PO Box 506751, Dubai, United Arab Emirates

381 MACQUARIE BANK LIMITED (HONG KONG BRANCH)	F18649	Active	Branch / Representative Office	Hong Kong	Group	Yes	Level 6, 50 Martin Place, Sydney NSW 2000, Australia

402 Macquarie Bank Limited (London Branch)	FC018220	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

510 MACQUARIE BANK LIMITED (SEOUL BRANCH)	104-84-07697	Active	Branch / Representative Office	Korea, Republic of	Group	Yes	(11th Floor, Hanwha Building, Sogong-dong), 109 Sogong-ro, Jung-gu, Seoul, 04525, Korea, Republic of

648 MACQUARIE BANK LIMITED SINGAPORE BRANCH	T11FC0018C	Active	Branch / Representative Office	Singapore	Group	Yes	Singapore Branch: 10 Marina Boulevard, #17-01 Tower 2 Marina, Bay Financial Centre, Singapore 018983., MBL Head office:, Level 6, 50 Martin Place, Sydney, NSW 2000, Australia

671 Macquarie Basin Leasing LLC	90-0899142	Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

672 Macquarie Belgium TCG SPRL	R.P.M. 892390892	Active	Société privée à responsabilité limitée (SPRL)	Belgium	Group	Yes	Avenue du Port 86C , box 204, 1000 Brussels (Etterbeek), Belgium

757 MACQUARIE BETEILIGUNGSPORTFOLIO NR. 4 GMBH & CO. KG	HRA 43920	Active	Corporate Partnership (GmbH & Co. KG)	Germany	Group	Yes	OpernTurm, Bockenheimer Landstrasse 2-4,

60306 Frankfurt am Main, Germany

894 Macquarie Beteiligungstreuhand GmbH	HRB 232767	Active	Gesellschaft mit beschränkter Haftung (GmbH)	Germany	Group	Yes	Kaiserstraße 15, 76646 Bruchsal, Germany

1081 MACQUARIE BRASIL PARTICIPACOES LTDA	CNPJ03.516.449/0001	Active	Private Company	Brazil	Group	Yes	Rua Jeronimo Da Veiga 45, Conj. 141, Chacara Itaim, Sao Paulo, Sp, 04551, Brasil

498 Macquarie CAF Holdings Inc.		Active	Corporation	United States	Group	Yes	Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, United States

599 Macquarie CAF LLC		Active	Limited Liability Company	United States	Group	Yes	Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, United States

605 Macquarie CAF Management LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

650 Macquarie Canada Inventory Holdings Limited	798792-7	Active	Share Capital Corporation	Canada	Group	Yes	2020, 335—8th Avenue SW, Calgary AB T2P 1C9, Canada

868 Macquarie Canada MPIP GP Ltd.	839742-2	Active	Share Capital Corporation	Canada	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

925 Macquarie Canada MPIP LP Ltd.	839745-7	Active	Share Capital Corporation	Canada	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

306 Macquarie Canada Services Ltd.	683412-4	Active	Share Capital Corporation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

411 Macquarie Canadian Investment Holdings Ltd.	6489800	Dormant	Share Capital Corporation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

486 Macquarie Capital (Dubai) Limited (in members’ voluntary liquidation)	0740	In Liquidation	Public Company	United Arab Emirates	Group	Yes	Level 1, Office No. 110 & 111, Gate Village, Building 6, Dubai International Financial Centre, PO Box 506751, Dubai, United Arab Emirates

824 Macquarie Capital (Europe) Limited	03704031	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

587 Macquarie Capital (Europe) Limited, Amsterdam Branch	34297902	Active	Branch / Representative Office	Netherlands	Group	Yes

36 Macquarie Capital (Europe) Limited, Dublin Branch	905963	Active	Branch / Representative Office	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

53 Macquarie Capital (Europe) Limited, Geneva Representative Office	N/A	Active	Branch / Representative Office	Switzerland	Group	Yes	14, Rue Kleberg, CH-1201 Geneva, Switzerland

335 Macquarie Capital (Europe) Limited, Niederlassung Deutschland	HRB 82506	Active	Branch / Representative Office	Germany	Group	Yes	OpernTurm, Bockenheimer Landstrasse 2-4, 60306 Frankfurt am Main, Germany

412 MACQUARIE CAPITAL (HONG KONG) LIMITED	611405	Active	Limited by Shares	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong

Schedule III-11

545 MACQUARIE CAPITAL (KOREA) LIMITED	104-81-64533	Active	Private Company	Korea, Republic of	Group	Yes	(3rd Floor, Hanwha Building, Sogong-dong), 109 Sogong-ro, Jung-gu, Seoul, 04525, Korea, Republic of

580 MACQUARIE CAPITAL (NEW ZEALAND) LIMITED	1952567	Active	Private Company	New Zealand	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand

684 MACQUARIE CAPITAL (SINGAPORE) PTE. LIMITED	199704430K	Active	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

42 MACQUARIE CAPITAL (USA) INC	98-0141094	Active	Corporation	United States	Group	Yes	Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, United States

475 Macquarie Capital Acquisitions (Canada) Ltd.	002149053	Active	Share Capital Corporation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

570 Macquarie Capital Acquisitions (Canada) No.2 Ltd	716740-7	Active	Share Capital Corporation	Canada	Group	Yes	335 8th Avenue South West, Royal Bank Building, Suite 1210, Calgary AB T2P 1C9, Canada

603 MACQUARIE CAPITAL ALLIANCE INTERNATIONAL (3) LIMITED (in liquidation as at 29/01/2016)	37049	In Liquidation	Limited by Shares	Bermuda	Group	Yes	IKONIC Fund Services Ltd, Penboss Building, 2nd Floor, 50 Parliament Street, Hamilton , HM 12, Bermuda

691 Macquarie Capital Argentina Pty Ltd (Sucursal Argentina)	1818250	In Liquidation	Private Company	Argentina	Group	Yes	Av. Santa Fe 1592—4º piso , (C1060 ABO) , Buenos Aires, Argentina

692 Macquarie Capital Development Canada Ltd.	905313-1	Active	Share Capital Corporation	Canada	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

693 Macquarie Capital Finance (Dubai) Limited (in members’ voluntary liquidation)	0736	In Liquidation	Private Company	United Arab Emirates	Group	Yes	Level 1, Office No. 110 & 111, Gate Village, Building 6, Dubai International Financial Centre, PO Box 506751, Dubai, United Arab Emirates

769 Macquarie Capital Funding LLC	13-3789912	Active	Limited Liability Company	United States	Group	Yes	Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, United States

168 Macquarie Capital Holdings (Canada) Ltd.	002149050	Active	Share Capital Corporation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

376 Macquarie Capital Holdings (Dubai) Limited (in members’ voluntary liquidation)	0687	In Liquidation	Private Company	United Arab Emirates	Group	Yes	Level 1, Office No. 110 & 111, Gate Village, Building 6, Dubai International Financial Centre, PO Box 506751, Dubai, United Arab Emirates

920 Macquarie Capital Investment Management LLC	43-2082900	Active	Limited Liability Company	United States	Group	Yes	Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, United States

929 MACQUARIE CAPITAL LIMITED	135973	Active	Limited by Shares	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong

1002 MACQUARIE CAPITAL LIMITED (SEOUL BRANCH)	110-84-02227	Dormant	Branch / Representative Office	Korea, Republic of	Group	Yes	(Hanwha Building, Sogong-dong), 109 Sogong-ro, Jung-gu, Seoul, 100-755, Korea, Republic Of

1003 Macquarie Capital Limited, Taiwan Securities Branch	89407381	Active	Private Company	Taiwan	Group	Yes	5F, 2 Fusing S. Road, Sec 1, Taipei 10492, Taiwan

1004 Macquarie Capital Markets Canada Ltd./Marchés Financiers Macquarie Canada Ltée.	565608	Active	Share Capital Corporation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

1005 Macquarie Capital Markets North America Ltd./Marchés Financiers Macquarie Amérique Du Nord Ltée.	1079073	Active	Share Capital Corporation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

1035 Macquarie Capital Principal Holdings Canada Ltd	803092-8	Active	Share Capital Corporation	Canada	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

382 Macquarie Capital Securities (India) Private Limited	U65920MH1995PTC090696	Active	Private Company	India	Group	Yes	92 Level 9, 2 North Avenue, Maker Maxity, Bandra Kurla Complex, Bandra East, Mumbai, Maharashtra, 400051, India

481 MACQUARIE CAPITAL SECURITIES (JAPAN) LIMITED	MC-134609	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	Po Box 309Gt, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands

560 MACQUARIE CAPITAL SECURITIES (JAPAN) LIMITED (TOKYO BRANCH)	0100-03-012063	Active	Branch / Representative Office	Japan	Group	Yes	Po Box 309Gt, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands

564 MACQUARIE CAPITAL SECURITIES (MALAYSIA) SDN. BHD.	463469-W	Active	Limited by Shares	Malaysia	Group	Yes	10th Floor, Menara Hap Seng, No. 1 & 3 Jalan P. Ramlee, 50250 Kuala Lumpur, Malaysia

Schedule III-12

641 MACQUARIE CAPITAL SECURITIES (MAURITIUS) LIMITED	15184/2070C1/GBL	Active	Private Corporation	Mauritius	Group	Yes	Les Cascades Building, Edith Cavell Street, Port- Louis, Mauritius

703 Macquarie Capital Securities (Philippines) Inc.	180496	Active	Private Company	Philippines	Group	Yes	Level 22, 6750 Office Tower, Ayala Avenue, Makati City 1226, Philippines

754 MACQUARIE CAPITAL SECURITIES (SINGAPORE) PTE. LIMITED	198702912C	Active	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

803 Macquarie Capital South Africa Proprietary Limited	2003/014483/07	Active	Limited by Shares	South Africa	Group	Yes	The Place, South Building, 1 Sandton Drive, Sandton, Johannesburg, 2196, South Africa

932 Macquarie Capital US Acquisitions LLC	13-3789912	Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

196 MACQUARIE CAYMAN HOLDINGS 2 CO.	169009	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	M & C Corporate Services Limited, Po Box 309 Gt, Ugland House, South Church Street, George Town, Grand Cayman

205 MACQUARIE CAYMAN HOLDINGS CO	168347	Active	Private Company	Cayman Islands	Group	Yes	M & C Corporate Services Limited, Po Box 309 Gt, Ugland House, South Church Street, George Town, Grand Cayman

224 Macquarie China Logistics Fund Limited	50019	Active	Exempted Company Limited by Shares	Bermuda	Group	Yes	Penboss Building, 50 Parliament Street, Hamilton, HM12, Bermuda

230 Macquarie China Logistics Management Limited	1660458	Active	Limited by Shares	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong

270 MACQUARIE COMMODITIES (SINGAPORE) PTE. LIMITED	201016397N	Active	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

274 MACQUARIE COMMODITIES (SINGAPORE) PTE. LIMITED, Indonesia Rep. Office	SP.688/AsingP3A PDN.2/9/2010	Active	Branch / Representative Office	Indonesia	Group	Yes	Singapore Head Office Registered Address, 10 Marina Boulevard #17-01, Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

413 Macquarie Commodities (UK) Limited	05259474	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

588 MACQUARIE COMMODITIES (USA) INC	26-0555065	Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

711 Macquarie Commodities Brasil S/A	15.246.175/0001-50	Active	Private Company	Brazil	Group	Yes	Rua Funchal, nº 418, conjunto 3301, Vila Olímpia, São Paulo, CEP 04551-060, Brazil

182 Macquarie Commodities Factoring Holdings (UK) Limited	06863247	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

918 MACQUARIE COMMODITIES FACTORING LLC	20-5913559	Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

179 Macquarie Commodities Finance (UK) Limited	05259503	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

301 MACQUARIE COMMODITIES FUNDING (USA) LLC	20-5913559	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

330 MACQUARIE COMMODITIES HOLDINGS (USA) LLC	20-5913559	Active	Limited Liability Company	United States	Group	Yes	Corporation Service Company, 2711 Centerville Road, Suite 40, Wilmington DE 19808, United States

358 MACQUARIE COMMODITIES TRADING (SHANGHAI) CO, LTD	913100003017346652	Active	Private Company	China	Group	Yes	Room 514 of Building 3, No. 188 Ao Na Road, Waigaoqiao Free Trade Zone, Shanghai, China

383 Macquarie Commodities Trading (Shanghai) Co, Ltd First Branch	91310000342091408Y	Active	Branch / Representative Office	China	Group	Yes	Unit 310, 3/F., The Centre, 989 Changle Road, Xuhui District, Shanghai, China

414 MACQUARIE COMMODITIES TRADING INC.	51-0566317	Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

423 MACQUARIE COMMODITY MARKETS (SINGAPORE) PTE. LIMITED	200813631K	Active	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

436 Macquarie Corona Energy Holdings Limited	4752472	Active	Limited by Shares	United Kingdom	Group	Yes	Edward Hyde Building, 38 Clarendon Road, Watford, England, WD17 1JW, United Kingdom

464 Macquarie Corporate and Asset Finance (Ireland) Limited (in voluntary liquidation)	368580	In Liquidation	Limited by Shares	Ireland	Group	Yes	Chartered Corporate Services, Taney Hall, Eglinton Terrace, Dundrum, Dublin 14, Ireland

517 MACQUARIE CORPORATE AND ASSET FUNDING INC.	26-3769367	Active	Corporation	United States	Group	Yes	Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, United States

Schedule III-13

557 MACQUARIE CORPORATE FINANCE LIMITED NIEDERLASSUNG DEUTSCHLAND	HRB52973	Active	Branch / Representative Office	Germany	Group	Yes	OpernTurm, Bockenheimer Landstrasse 2-4, 60306 Frankfurt am Main, Germany

565 Macquarie Corporate GP (UK) Limited	09648758	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

571 Macquarie Corporate Holdings Pty Limited (UK Branch)	FC027878	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

581 MACQUARIE COTTON INTERNATIONAL INC	20-1536178	Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

583 Macquarie Credit Investment Management Inc.	90-0797831	Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

584 MACQUARIE CREDIT NEXUS FUND LIMITED	MC-266242	Active	Exempted Company Limited by Shares	Cayman Islands	External	Yes	Maples Corporate Services Limited, P O Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands

585 MACQUARIE CREDIT NEXUS MASTER FUND LIMITED	MC-266243	Active	Exempted Company Limited by Shares	Cayman Islands	External	Yes	Maples Corporate Services Limited, P O Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands

586 Macquarie Crop Partners GP, LLC	27-2279644	Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

596 Macquarie Denmark Limited A/S	29318190	Active	Aktieselskab (AS)	Denmark	Group	Yes	Harbour House, Sundkrogsgade 21, 2100, Copenhagen, Denmark

613 Macquarie Distribution Finance Ltd.	20.3.0.31.542-6	Active	Aktiengesellschaft (AG)	Switzerland	Group	Yes	Claridenstrasse 41, CH-8002 Zurich, Switzerland

624 MACQUARIE DYNAMIC MANAGEMENT (USA) INC	20-5962618	Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

700 MACQUARIE ELECTRONICS LIMITED (in voluntary liquidation)	363806	In Liquidation	Limited by Shares	Ireland	Group	Yes	Taney Hall, Eglinton Terace, Dundrum Dublin 14

892 MACQUARIE ELECTRONICS REMARKETING LIMITED (in voluntary liquidation)	363803	In Liquidation	Limited by Shares	Ireland	Group	Yes	Taney Hall, Eglinton Terace, Dundrum Dublin 14

996 MACQUARIE ELECTRONICS USA INC	54-2077555	Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

1001 MACQUARIE EMERGING MARKETS ASIAN TRADING PTE. LIMITED	200408424K	Active	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

156 MACQUARIE EMERGING MARKETS ASIAN TRADING PTE. LIMITED (HONG KONG BRANCH)	F18440	Active	Branch / Representative Office	Hong Kong	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

291 Macquarie Energia Brasil Comercializadora Ltda.	22.084.882/0001-53	Active	Private Company	Brazil	Group	Yes

415 Macquarie Energia Brasil Ltda.	CNPJ 19.641.624/0001-16	Active	Private Corporation	Brazil	Group	Yes

490 Macquarie Energy Canada Ltd.	6643795	Active	Share Capital Corporation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

519 Macquarie Energy Holdings Canada Ltd.	664374-4	Active	Share Capital Corporation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

574 Macquarie Energy Leasing Limited	8253776	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

660 Macquarie Energy LLC	93-1043421	Active	Limited Liability Company	United States	Group	Yes	Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, United States

759 Macquarie Energy Mexico, S. de R.L. de C.V.	MGS141223CE7	Active	Private Company	Mexico	Group	Yes	Guillermo Gonzalez Camarena 1600, Piso 6, Oficina B, Centro de Cuidad Santa Fe, 01210, Mexico

782 Macquarie Energy North America Investments, LLC	20-3690322	Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

795 MACQUARIE ENERGY NORTH AMERICA TRADING INC.	20-3690322	Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

1008 Macquarie Equipment Capital Inc.		Active	Corporation	United States	Group	Yes	Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, United States

1066 Macquarie Equipment Finance (Canada) Limited	935411-5	Active	Share Capital Corporation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

1067 Macquarie Equipment Finance (UK) Limited	8253764	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

590 Macquarie Equipment Finance Limited	421234	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

Schedule III-14

195 MACQUARIE EQUIPMENT FINANCE LIMITED	262381	Active	Private Company	New Zealand	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand

846 Macquarie Equipment Finance Ltd./Macquarie Financement d’Équipement Ltée.	605377-7	Active	Share Capital Corporation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

847 Macquarie Equipment Finance Services Limited	475730	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

848 Macquarie Equipment Funding Limited	468487	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

849 MACQUARIE EQUIPMENT LEASING SDN. BHD.	459515-H	Active	Private Company (SDN BHD)	Malaysia	Group	Yes	10th Floor, Menara Hap Seng, No. 1 & 3 Jalan P. Ramlee, 50250 Kuala Lumpur, Malaysia

850 Macquarie Equities South Africa Proprietary Limited	2006/000899/07	Active	Private Corporation	South Africa	Group	Yes	The Place, South Building, 1 Sandton Drive, Sandton, Johannesburg, 2196, South Africa

851 Macquarie Euro Limited	7713808	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

378 MACQUARIE EUROPEAN HOLDINGS PTY LIMITED (HONG KONG BRANCH)	F15820	Active	Branch / Representative Office	Hong Kong	Group	Yes	Level 6, 50 Martin Place, Sydney NSW 2000, Australia

458 Macquarie European Investment Holdings Limited	06146573	Active Non- Trading	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

610 Macquarie European Rail Limited	8253782	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

180 Macquarie European Rail Limited (Luxembourg Branch)	B172.199	Active	Branch / Representative Office	Luxembourg	Group	Yes	6 rue Jean Monnet, Luxembourg, L-2180, Luxembourg

403 Macquarie Executive Holdings LLC		Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street,Wilmington, New Castle County DE 19801, United States

523 Macquarie Factoring (UK) Limited	06863285	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

755 Macquarie Fastracks Holdings LLC	13-3789912	Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

354 Macquarie FG Holdings Inc.	26-2864605	Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

374 Macquarie FICC (UK) Limited	6855383	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

394 Macquarie FICC Holdings USA Inc.		Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

399 MACQUARIE FINANCE (INDIA) PRIVATE LIMITED	U65999MH2009PTC190863	Active	Private Company	India	Group	Yes	92 Level 9, 2 North Avenue, Maker Maxity, Bandra Kurla Complex, Bandra East, Mumbai, Maharashtra, 400051, India

591 MACQUARIE FINANCE KOREA CO., LTD.	106-81-94256	Active	Private Company	Korea, Republic of	Group	Yes	(9th Floor, Hanwha Building, Sogong-dong), 109 Sogong-ro, Jung-gu, Seoul, 04525, Korea

715 Macquarie Financial Holdings (USA) LLC	13-3789912	Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

9 MACQUARIE FINANCIAL HOLDINGS PTY LIMITED (HONG KONG BRANCH)	F15819	Active	Branch / Representative Office	Hong Kong	Group	Yes	Level 6, 50 Martin Place, Sydney NSW 2000, Australia

10 Macquarie Financial Ltd./Financiere Macquarie Ltee.	4228146	Active	Share Capital Corporation	Canada	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

11 MACQUARIE FINANCIAL SERVICES (ASIA) PTE. LIMITED (in liquidation wef 29 Sep 2015)	200800950C	In Liquidation	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

32 Macquarie Financial Trustees Proprietary Limited	2007/030612/07	Active	Limited by Shares	South Africa	Group	Yes	Level 2, Great Westerford, 240 Main Road, Rondebosch, Cape Town, 7700, South Africa

33 Macquarie Fonds GmbH	HRB 98935	Active	Gesellschaft mit beschränkter Haftung (GmbH)	Germany	Group	Yes	OpernTurm, Bockenheimer Landstrasse 2-4, 60306 Frankfurt am Main, Germany

34 Macquarie Fondsmanagement GmbH	HRB 99628	Active	Gesellschaft mit beschränkter Haftung (GmbH)	Germany	Group	Yes	OpernTurm, Bockenheimer Landstrasse 2-4, 60306 Frankfurt am Main, Germany

35 Macquarie Formosa 1 Co., Ltd.	52230658	Active	Private Company	Taiwan	Group	Yes	15/F, 168 Dunhua North Road, Taipei, 10548, Taiwan

45 Macquarie France SARL	481 104 479 R.C.S. Paris	Active	Société à Responsabilité Limitée	France	Group	Yes	41 Avenue George V, 75008, Paris, France

46 Macquarie Funding 1 Ltd.	983572-5	Active	Share Capital Corporation	Canada	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

47 Macquarie Funding 2 Ltd.	983577-6	Active	Share Capital Corporation	Canada	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

Schedule III-15

48 Macquarie Funding 3 Ltd.	983582-2	Active	Share Capital Corporation	Canada	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

49 Macquarie Funding Holdings Canada Ltd.	657826-8	Active	Share Capital Corporation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

50 MACQUARIE FUNDING HOLDINGS LLC	20-5913559	Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

51 Macquarie Funding Inc.	6581935	Active	Share Capital Corporation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

89 Macquarie Funding LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

90 Macquarie Funding USA Inc.		Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

91 MACQUARIE FUNDS MANAGEMENT (USA) INC.	20-3783039	Active	Corporation	United States	Group	Yes	Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, United States

92 MACQUARIE FUNDS MANAGEMENT HONG KONG LIMITED	724745	Active	Limited by Shares	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong

93 MACQUARIE FUTURES & OPTIONS (HONG KONG) LIMITED	170076	Active	Limited by Shares	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong

94 Macquarie Futures USA LLC	20-4193486	Active	Limited Liability Company	United States	Group	Yes	Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, United States

95 Macquarie Germany Holdings GmbH	HRB 82733	Active	Gesellschaft mit beschränkter Haftung (GmbH)	Germany	Group	Yes	OpernTurm, Bockenheimer Landstrasse 2-4, 60306 Frankfurt am Main, Germany

117 MACQUARIE GLOBAL FINANCE SERVICES (MAURITIUS) LIMITED	068897C1/GBL	Active	Limited by Shares	Mauritius	Group	Yes	Les Cascades Building, Edith Cavell Street, Port- Louis, Mauritius

123 Macquarie Global Investments (UK) Limited	05259497	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

128 MACQUARIE GLOBAL OPPORTUNITIES PARTNERS GP LTD	194165	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman, Cayman Islands, KY1-1104, Cayman Islands

129 Macquarie Global Opportunities Partners LLC	20-8983535	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

136 Macquarie Global Services (USA) LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

137 MACQUARIE GLOBAL SERVICES PRIVATE LIMITED	U93090DL2007FTC199006	Active	Private Company	India	Group	Yes	Unit no. 216, 2nd Floor, Square One, C-2, District Centre, Saket, New Delhi, 110017, India

143 Macquarie GP Limited	05488013	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

165 Macquarie GP2 Limited	05718600	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

166 Macquarie Greater China Infrastructure Advisory Limited	1396768	Active	Limited by Shares	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong

169 Macquarie Greater China Infrastructure Management Limited	WK-245599	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	ISIS Fund Services (Cayman) Ltd., 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands

171 MACQUARIE GROUP HOLDINGS (SINGAPORE) PTE. LIMITED	200412291W	Active	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

172 Macquarie Group Holdings (UK) No.1 Limited	06357992	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

185 Macquarie Group Holdings (UK) No.2 Limited	06357999	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

186 MACQUARIE GROUP HOLDINGS NEW ZEALAND LIMITED	1952566	Active	Private Company	New Zealand	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand

193 Macquarie Group Investments (UK) No.2 Limited	07438584	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

194 MACQUARIE GROUP NEW ZEALAND LIMITED	245979	Active	Private Company	New Zealand	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand

198 MACQUARIE GROUP SERVICES (SINGAPORE) PTE. LIMITED	200703288K	Active	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

Schedule III-16

204 MACQUARIE GROUP SERVICES AUSTRALIA PTY LTD (UK BRANCH)	FC027877	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

208 Macquarie Holdings (Canada) Ltd	728003-3	Active	Share Capital Corporation	Canada	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

213 MACQUARIE HOLDINGS (MEXICO), S.A. DE C.V.	388232	Active	Private Corporation	Mexico	Group	Yes	Av. Paseo de la Reforma No. 115 Ofnas. 603 y 604, Colonia Lomas de Chapultepec Delg. Miguel Hidalgo C.P. , 11000 Mexico D.F., Mexico

215 MACQUARIE HOLDINGS (SINGAPORE) PTE. LTD.	200703280D	Active	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

217 MACQUARIE HOLDINGS (U.S.A.) INC.	13-3789912	Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

219 Macquarie Holdings (UK) No.1 Limited	06309919	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

221 Macquarie Holdings South Africa Proprietary Limited	2006/000891/07	Active	Limited by Shares	South Africa	Group	Yes	The Place, South Building, 1 Sandton Drive, Sandton, Johannesburg, 2196, South Africa

223 Macquarie Hong Kong Finance Limited	MC-199805	Active	Private Corporation	Cayman Islands	Group	Yes	C/- M&C Corporate Services Limited, Po Box 309Gt, Ugland House,, Sth Church St, George Town, Grand Cayman, Cayman Islands

226 Macquarie Hong Kong Finance Limited (Hong Kong Branch)	F15963	Active	Branch / Representative Office	Hong Kong	Group	Yes	C/- M&C Corporate Services Limited, Po Box 309Gt, Ugland House,, Sth Church St, George Town, Grand Cayman, Cayman Islands

229 MACQUARIE INC	36-4307649	Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

232 MACQUARIE INDIA HOLDINGS LIMITED	58341C1/GBL	Active	Limited by Shares	Mauritius	Group	Yes	Les Cascades Building, Edith Cavell Street, Port- Louis, Mauritius

234 MACQUARIE INDIA INFRASTRUCTURE MANAGEMENT HOLDINGS PTE. LIMITED	200823500E	Active	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

235 MACQUARIE INDIA REAL ESTATE PTE. LTD.	201606310Z	Active	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

237 MACQUARIE INDIA REAL ESTATE VENTURES 1 PTE. LTD.	201603112D	Active	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

238 MACQUARIE INDIA REAL ESTATE VENTURES 2 PTE. LTD.	201603140Z	Active	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

240 MACQUARIE INDIA REAL ESTATE VENTURES LP	T16LP0038J	Active	Limited Partnership	Singapore	Group	Yes

241 MACQUARIE INDUSTRIAL INVESTMENTS MALTA LIMITED	C41803	Active	Limited by Shares	Malta	Group	Yes	171 Old Bakery Street, Valletta VLT 1455, Malta

243 MACQUARIE INFRASTRUCTURE ADVISORY (PHILIPPINES) INC.	CS201221372	Active	Private Company	Philippines	Group	Yes	Level 22, 6750 Office Tower, Ayala Avenue, Makati City 1226, Philippines

244 Macquarie Infrastructure and Real Assets (Europe) Limited	03976881	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

248 Macquarie Infrastructure and Real Assets (Europe) Limited (Spain)	n/a	Active	Branch / Representative Office	Spain	Group	Yes	Calle Serrano, 21, 5th Floor, 28001, Madrid, Spain

250 Macquarie Infrastructure and Real Assets (Europe) Limited, DIFC Representative Office	CL1804	Active	Limited Liability Company	United Arab Emirates	Group	Yes	Unit 102, Floor 1, Gate Village Building 6, Dubai International Financial Centre, PO Box 506751, Dubai, United Arab Emirates

252 Macquarie Infrastructure and Real Assets (Europe) Limited, Paris Branch	499 798 742 R.C.S. Paris	Active	Foreign Limited Liability Company	France	Group	Yes	41 Avenue George V, 75008, Paris, France

254 Macquarie Infrastructure and Real Assets (Hong Kong) Limited	623285	Active	Limited by Shares	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong

256 Macquarie Infrastructure and Real Assets (India) Private Limited	U67190MH2013PTC241809	Active	Private Company	India	Group	Yes	92 Level 9, 2 North Avenue, Maker Maxity, Bandra Kurla Complex, Bandra East, Mumbai, Maharashtra, 400051, India

258 Macquarie Infrastructure and Real Assets (Sales) Canada Ltd	784370-4	Active	Share Capital Corporation	Canada	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

259 MACQUARIE INFRASTRUCTURE AND REAL ASSETS (SINGAPORE) PTE. LIMITED	200513362E	Active	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

Schedule III-17

261 Macquarie Infrastructure and Real Assets Inc.	20-8983572	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

262 Macquarie Infrastructure and Real Assets Investments (Luxembourg) S.à r.l.		Active	Société à Responsabilité Limitée	Luxembourg	Group	Yes	46, Place Guillaume II, L-1648 , Luxembourg

265 Macquarie Infrastructure and Real Assets Investments 2 Limited	09942610	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

267 Macquarie Infrastructure and Real Assets Investments 3 Limited	10290869	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

268 Macquarie Infrastructure and Real Assets Investments Limited	8248121	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

272 Macquarie Infrastructure and Real Assets México, S.A. de C.V.	401814	Active	Private Corporation	Mexico	Group	Yes	Paseo de la reforma 115, Piso 6, Colonia Lomas de Chapultepec, CP 11000, Mexico City D.F, Mexico

276 Macquarie Infrastructure and Real Assets SA	B138295	Active	Société Anonyme	Luxembourg	Group	Yes	46, Place Guillaume II, L-1648 , Luxembourg

279 Macquarie Infrastructure Debt (UK Inflation Linked) Fund 2 L.P.	LP017476	Active	Limited Partnership	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

280 Macquarie Infrastructure Developments LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

283 Macquarie Infrastructure GP Limited	5755862	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

285 MACQUARIE INFRASTRUCTURE HOLDINGS AG (in liquidation)	CH-170.3.028.960-5/	In Liquidation	Aktiengesellschaft (AG)	Switzerland	Group	Yes	Beethovenstrasse 9, 8002 Zurich, Switzerland

302 MACQUARIE INFRASTRUCTURE LIMITED	WK-228075	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	ISIS Fund Services (Cayman) Ltd., 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands

307 MACQUARIE INFRASTRUCTURE MANAGEMENT (ASIA) PTY LIMITED - SINGAPORE BRANCH	T06FC6823A	Active	Branch / Representative Office	Singapore	Group	Yes	Singapore Branch registered office :, 10 Marina Boulevard, #17-01, Marina Bay Financial Centre Tower 2, SINGAPORE 018983, Singapore

333 MACQUARIE INFRASTRUCTURE MANAGEMENT (USA) INC	20-0643354	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

337 Macquarie Infrastructure Partners Canada GP Ltd.	4339673	Active	Share Capital Corporation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

350 Macquarie Infrastructure Partners II GP LLC		Active	Limited Liability Company	United States	Group	Yes	1209 Orange Street , Wilmington DE 19801, United States

356 Macquarie Infrastructure Partners III GP LLC	30-0777655	Active	Limited Liability Company	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States

375 MACQUARIE INFRASTRUCTURE PARTNERS INC	20-4166306	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

425 Macquarie Infrastructure Partners U.S. GP LLC	20-8983572	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

428 Macquarie Infrastructure Philippines Limited	46726	Active	Exempted Mutual Fund Company	Bermuda	Group	Yes	IKONIC Fund Services Ltd, Penboss Building, 2nd Floor, 50 Parliament Street, Hamilton , HM 12, Bermuda

430 MACQUARIE INFRASTRUCTURE REINSURANCE COMPANY LIMITED	41533	Active	Limited by Shares	Bermuda	Group	Yes	Canons Court, 22 Victoria Street, Hamilton Hm 12, Bermuda

437 MACQUARIE INSURANCE (SINGAPORE) PTE. LTD.	200505701K	Active	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

444 Macquarie International Holdings Limited	04125302	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

446 MACQUARIE INTERNATIONAL HOUSING AND LAND CONSULTING (SHANGHAI) COMPANY LIMITED	310000400294785 (Jing An)	Active	Private Company	China	Group	Yes	5C, Dong Yi Building, 88 Chang Shu Road, Shanghai, China

473 Macquarie International Limited	01802574	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

480 MACQUARIE INTERNATIONAL LIMITED (HONG KONG BRANCH)	F11422	Active	Branch / Representative Office	Hong Kong	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

Schedule III-18

492 MACQUARIE INTERNATIONAL NEW YORK PARKING CO	169002	To Be Liquidated	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	M & C Corporate Services Limited, Po Box 309 Gt, Ugland House, South Church Street, George Town, Grand Cayman

496 Macquarie International Services Limited	502151	Active	Limited by Shares	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong

497 Macquarie Internationale Investments Limited	04957256	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

500 MACQUARIE INVESTMENT (HONG KONG) LIMITED	36631	Active	Limited by Shares	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong

505 MACQUARIE INVESTMENT ADVISORY (BEIJING) CO LTD	91110000765502969R	Active	Private Company	China	Group	Yes	Lvl 17,Tower E2, Beijing Oriental Plaza, No.1 East Chang An Avenue, Dongcheng District, Beijing, China

546 Macquarie Investment Consulting (Shanghai) Co Ltd.	41000002201510300019	Active	Private Company	China	Group	Yes	Room 6119, 6/F, The 21st Century Building, No. 210 Century Avenue, Shanghai, 200120, China

552 Macquarie Investment Consulting (Shanghai) Co Ltd. (Shanghai Branch)	04000002201602220008	Active	Branch / Representative Office	China	Group	Yes	Level 3, The Centre, 989 Chang Le Road, Shanghai, China

553 MACQUARIE INVESTMENT MANAGEMENT (BERMUDA) LIMITED	41471	Active	Exempted Company Limited by Shares	Bermuda	Group	Yes	Penboss Building, 50 Parliament Street, Hamilton, HM12, Bermuda

558 MACQUARIE INVESTMENT MANAGEMENT (NZ) LIMITED	WN1114216	Active	Private Company	New Zealand	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand

559 Macquarie Investment Management Austria Kapitalanlage AG	FN 171881 t	Active	Aktiengesellschaft (AG)	Austria	Group	Yes	Kärntner Straße 28, 1010, Wien, Austria

562 Macquarie Investment Management Europe Limited	09612439	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

567 Macquarie Investment Management Holdings (Austria) GmbH	FN 350922 m	Active	Gesellschaft mit beschränkter Haftung (GmbH)	Austria	Group	Yes	Kärntner Straße 28, 1010 Wien, Austria

573 MACQUARIE INVESTMENT MANAGEMENT KOREA CO., LTD.	116-81-22180	Active	Private Company	Korea, Republic of	Group	Yes	(Yeouido-dong, One IFC 20F), 10 Gukjegeumyung-ro, Yeongdeungpo-gu, Seoul, Korea, Republic of

589 MACQUARIE INVESTMENT MANAGEMENT S.à r.l.	B108283	Active	Société à Responsabilité Limitée	Luxembourg	Group	Yes	46, Place Guillaume II, L-1648 , Luxembourg

600 MACQUARIE INVESTMENTS (SINGAPORE) LIMITED	WK-133809	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	Walker House, 87 Mary Street, Po Box 908, George Town, Grand Cayman, KY1-9005, Cayman Islands

601 Macquarie Investments (UK) Limited	04104671	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

602 Macquarie Investments 1 Limited	05582630	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

606 Macquarie Investments 2 Limited	05708696	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

609 Macquarie Investments 3 Limited	07012592	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

626 Macquarie Investments Deutschland GmbH	HRB 74953	Active	Gesellschaft mit beschränkter Haftung (GmbH)	Germany	Group	Yes	OpernTurm, Bockenheimer Landstrasse 2-4, 60306 Frankfurt am Main, Germany

629 Macquarie Investments LLC	n/a	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

633 Macquarie Investments Proprietary Limited	2009/012283/07	Active	Incorporated Private Company	South Africa	Group	Yes	Level 2, Great Westerford, 240 Main Road, Rondebosch, Cape Town, 7700, South Africa

644 Macquarie Investments US Inc.	45-2856257	Active	Corporation	United States	Group	Yes	Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, United States

653 MACQUARIE JAPAN INFRASTRUCTURE NO.1 PTY LIMITED (JAPAN BRANCH)	0100-03-012002	Dormant	Branch / Representative Office	Japan	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda- ku, Tokyo, Japan

654 MACQUARIE JAPAN INFRASTRUCTURE NO.2 PTY LIMITED (JAPAN BRANCH)	0100-03-011932	Dormant	Branch / Representative Office	Japan	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda- ku, Tokyo, Japan

655 MACQUARIE JAPAN INFRASTRUCTURE NO.4 PTY LIMITED (JAPAN BRANCH)	0100-03-012591	Active	Branch / Representative Office	Japan	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda- ku, Tokyo, Japan

656 Macquarie Juweel Investor LP	LP16087	Active	Limited Partnership	United Kingdom	Group	Yes	c/o Macquarie Capital (USA) Inc, 125 W 55th Street , 17th Floor, New York NY 10009, United States

Schedule III-19

670 MACQUARIE KOREA ASSET MANAGEMENT CO., LTD.	104-81-76330	Active	Private Company	Korea, Republic of	Group	Yes	(9th Floor, Hanwha Building, Sogong-dong), 109 Sogong-ro, Jung-gu, Seoul, 04525, Korea

675 MACQUARIE KOREA OPPORTUNITIES MANAGEMENT, LTD.	104-81-95716	Active	Private Company	Korea, Republic of	Group	Yes	(Hanwha Building, Sogong-dong), 109 Sogong-ro, Jung-gu, Seoul, 100-755, Korea, Republic of

676 MACQUARIE LEASING (CHINA) CO LIMITED	91110000717864826D	Active	Private Company	China	Group	Yes	Level 17, Office Tower E2, The Towers, Oriental Plaza,No.1 East Chang An Avenue, Dong Cheng District, Beijing 100738, China

679 Macquarie Leasing (UK) Limited	02997799	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

687 Macquarie Leasing Limited	05867292	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

688 Macquarie Lending & Investment Partners LLP	OC363068	Active	Limited Liability Partnership	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

690 Macquarie Management GmbH	HRB 74075	Active	Gesellschaft mit beschränkter Haftung (GmbH)	Germany	Group	Yes	OpernTurm, Bockenheimer Landstrasse 2-4, 60306 Frankfurt am Main, Germany

712 MACQUARIE MAURITIUS INVESTMENTS LIMITED	51142C1/GBL	Active	Limited by Shares	Mauritius	Group	Yes	Les Cascades Building, Edith Cavell Street, Port- Louis, Mauritius

719 Macquarie Metals and Energy Capital (Canada) Ltd.	639997-5	Active	Share Capital Corporation	Canada	Group	Yes	550 Burrard Street, Suite 2400, Bentall 5, Vancouver BC V6C 2B5, Canada

745 Macquarie Meters 2 (UK) Limited	04920378	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

764 Macquarie Meters 3 (UK) Limited	07361419	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

765 Macquarie Meters 4 Limited	1344888	Active	Limited by Shares	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong

777 Macquarie Meters 5 (UK) Limited	9794737	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

797 MACQUARIE MEXICO HOLDINGS S.A. DE C.V		Liquidated (solvent)	Private Company	Mexico	Group	Yes

798 MACQUARIE MEXICO INFRASTRUCTURE MANAGEMENT, S.A. DE C.V.	397181	Active	Private Corporation	Mexico	Group	Yes	Gonzalez Calvillo, S.C., Montes Urales No. 632 Piso 3, Lomas de Chapultepec, 11000 Mexico, D.F., 11000, Mexico

814 Macquarie Mexico Real Estate Management, S.A. de C.V.	477795	Active	Private Corporation	Mexico	Group	Yes	Paseo de la reforma 115, Piso 6 Colonia Lomas de Chapultepec CP 11000, Mexico City, D.F. Mexico, Mexico

852 MACQUARIE MICROSTAR HOLDINGS INC	4508971	Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

865 MACQUARIE MORTGAGES USA INC	22-3840451	Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

866 MACQUARIE NE HOLDINGS (SINGAPORE) PTE. LIMITED	200404077D	Active	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

871 Macquarie New World Gaming Canada Ltd.	6798497	Active	Share Capital Corporation	Canada	External	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

873 Macquarie New World Gaming Partnership	N/A	Active	Partnership	Canada	External	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

876 MACQUARIE NEW ZEALAND LIMITED	334868	Active	Private Company	New Zealand	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand

878 Macquarie NG-KIH Holdings, LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

881 Macquarie North America Ltd.	3481018	Active	Share Capital Corporation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

883 Macquarie Nufang US LLC		Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

885 Macquarie Offshore Services Pty Ltd - Philippine Branch	FS200805155	Active	Branch /Representative Office	Philippines	Group	Yes	29/F Tower 1, The Enterprise Centre, Ayala Avenue, Makati City, Philippines

887 Macquarie Offshore Wind Europe 1 Limited	10154157	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

889 MACQUARIE OIL AND GAS HOLDINGS INC	20-5426915	Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

900 Macquarie Oil Services Canada Ltd	770975-7	Active	Share Capital Corporation	Canada	Group	Yes	421-7th Avenue S.W. , Calgary AB T2P-4K9, Canada

Schedule III-20

911 MACQUARIE ONE LIMITED	OF2150	Active	Private Company	United Arab Emirates	Group	Yes	Al Tamimi & Company, 29Th Floor, Dubai World Trade Centre, Po Box 9275, Dubai, United Arab Emirates

922 Macquarie One LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

943 Macquarie Physical Commodities UK Limited	09995266	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

997 Macquarie Physical Commodities, LLC	20-3690322	Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

1064 Macquarie Physical Metals (USA) Inc.	45-1622999	Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

1065 Macquarie PMI LLC	27-4554619	Active	Limited Liability Company	United States	Group	Yes	Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, United States

1075 Macquarie PMI Manager LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

1076 Macquarie Poinsettia Inc.	27-1560871	Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

1080 Macquarie Private Debt Asset Management, LLC		Active	Limited Liability Company	United States	Group	Yes	Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, United States

4 Macquarie Projects Limited	2292323	Active	Limited by Shares	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong

5 Macquarie Rail Canada Limited	730170-7	Active	Share Capital Corporation	Canada	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

6 MACQUARIE RAIL INC.	20-3609362	Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

7 MACQUARIE RAIL MANAGEMENT LLC	20-3609362	Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

8 MACQUARIE REAL ESTATE ADVISORY SERVICES LLC	26-3872414	Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

13 MACQUARIE REAL ESTATE FINANCE INC	22-3845767	Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

14 MACQUARIE REAL ESTATE INC	13-4055193	Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

15 Macquarie Renaissance Corporate Finance Holdings Limited	HE 291792	Dormant	Private Corporation	Cyprus	Group	Yes	11 Limassol Avenue, Galatariotis Building 2112, Nicosia, PO Box 27282, 1643, Nicosia, Cyprus

18 MACQUARIE RENEWABLE ENERGY INC	26-1386300	Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

19 Macquarie Resource Capital Canada Ltd.	672846-4	Active	Share Capital Corporation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

20 Macquarie Restorations Limited	07055620	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

21 Macquarie Retail Management (Asia) Limited	998584	Active	Limited by Shares	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong

22 MACQUARIE RETAIL REAL ESTATE MANAGEMENT LIMITED	1273174	Active	Limited by Shares	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong

23 Macquarie Rolland Inc.		Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

28 Macquarie Rotorcraft Leasing (Ireland) Limited	535266	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

31 Macquarie Rotorcraft Leasing, Inc.	46-3045888	Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

38 MACQUARIE SECURITIES (AUSTRALIA) LIMITED SHANGHAI REPRESENTATIVE OFFICE	9131000066438035XT	Active	Branch / Representative Office	China	Group	Yes	Room 309, Level 3, The Centre, 989 Chang Le Road, Shanghai, China

39 MACQUARIE SECURITIES (NZ) LIMITED	1748511	Active	Private Company	New Zealand	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand

40 MACQUARIE SECURITIES (THAILAND) LIMITED	0105539119915	Active	Private Company	Thailand	Group	Yes	28th Floor, CRC Tower, All Seasons Place, 87/2 Wireless Road, Lumpini, Patumwan, Bangkok 10330, Thailand

41 Macquarie Securities Financing Ltd (Canada)	728007-6	Active	Share Capital Corporation	Canada	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

Schedule III-21

43 MACQUARIE SECURITIES KOREA LIMITED	104-81-99444	Active	Private Company	Korea, Republic of	Group	Yes	(3rd Floor, Hanwha Building, Sogong-dong), 109 Sogong-ro, Jung-gu, Seoul, 04525, Korea, Republic of

44 MACQUARIE SECURITIES SOUTH AFRICA LIMITED	2006/023546/06	Active	Public Limited Company	South Africa	Group	Yes	Level 2, Great Westerford, 240 Main Road, Rondebosch, Cape Town, 7700, South Africa

54 MACQUARIE SECURITISATION (HONG KONG) LIMITED	641342	Active	Limited by Shares	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong

55 Macquarie Septa (Guernsey), LLP	44	Active	Limited Liability Partnership	Guernsey	Group	Yes	10 Lefebvre Street, 3rd Floore, St Peter Port, St Peter Port, GY1 2PE, Guernsey

56 Macquarie Septa (UK) I, LP	LP016856	Active	Limited Partnership	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

57 Macquarie Septa (UK) II, LP	LP016857	Active	Limited Partnership	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

58 Macquarie Septa (US) I, LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

59 Macquarie Septa Aero, LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

60 MACQUARIE SERVICES (HONG KONG) LIMITED	496224	Active	Limited by Shares	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong

61 MACQUARIE SERVICES (MEXICO), S.A. de C.V.	388231	Active	Private Corporation	Mexico	Group	Yes	Av. Paseo de la Reforma No. 115 Ofnas 603 y 604, Col. Lomas de Chapultepec Delg. Miguel Hidalgo, C.P. 11000 Mexico D.F., Mexico

62 Macquarie Services (USA) LLC	27-3610899	Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

63 Macquarie Servicos Agricolas Limitada	11.988.470/001-21	Active	Private Corporation	Brazil	Group	Yes	727 -14 and -cjs. 1401 e 1402 , Ribeirao Preto, SP, Brazil 14026—040, Brazil

64 Macquarie Sierra Investment Holdings Inc.	45-4703789	Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

65 MACQUARIE SPECIALISED ASSET MANAGEMENT (BERMUDA) LIMITED	EC#39329	Active	Exempted Company Limited by Shares	Bermuda	Group	Yes	IKONIC Fund Services Ltd, Penboss Building, 2nd Floor, 50 Parliament Street, Hamilton , HM 12, Bermuda

66 Macquarie Specialised Investment Solutions Limited	10325961	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

67 Macquarie Storage Investments Inc.	46-2151809	Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

68 Macquarie Structured Products (Europe) GmbH	HRB 87430	Active	Gesellschaft mit beschränkter Haftung (GmbH)	Germany	Group	Yes	OpernTurm, Bockenheimer Landstrasse 2-4, 60306 Frankfurt am Main, Germany

69 Macquarie Structured Products (International) Limited (Registered as an external Company in South Africa)	2009/012427/10	Active	Incorporated Private Company	South Africa	Group	Yes	Level 2, Great Westerford, 240 Main Road, Rondebosch, Cape Town, 7700, South Africa

71 Macquarie Structured Securities (Europe) Public Limited Company	489855	Active	Public Limited Company	Ireland	Group	Yes	First Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

72 MACQUARIE TCG (USA) LLC	20-5913559	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

73 Macquarie Technology Services (Canada) Ltd.	680639-2	Active	Share Capital Corporation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

74 Macquarie Texas Loan Holder LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

75 MACQUARIE TRADING SERVICES INC	20-5913622	Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

76 Macquarie Treuvermögen GmbH	HRB 76979	Active	Gesellschaft mit beschränkter Haftung (GmbH)	Germany	Group	Yes	OpernTurm, Bockenheimer Landstrasse 2-4, 60306 Frankfurt am Main, Germany

77 Macquarie Trustees South Africa Proprietary Limited	2007/035961/07	Active	Limited by Shares	South Africa	Group	Yes	Level 2, Great Westerford, 240 Main Road, Rondebosch, Cape Town, 7700, South Africa

78 Macquarie UK Holdings Limited	02579363	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

82 Macquarie UK Passenger Leasing Limited	05452920	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

87 Macquarie US Gas Supply LLC	46-1366111	Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

Schedule III-22

97 Macquarie US MPIP GP LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

99 Macquarie US MPIP LP LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

102 Macquarie US Trading LLC	45-2856257	Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

103 MACQUARIE VEHICLES (NZ) LIMITED	261723	Active	Private Company	New Zealand	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand

104 Macquarie Ventures (Hong Kong) Limited	2299526	Active	Limited by Shares	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong

105 Macquarie Veridian Cove Inc.	26-2274361	Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

106 Macquarie Vermögenstreuhand GmbH	HRB 99629	Active	Gesellschaft mit beschränkter Haftung (GmbH)	Germany	Group	Yes	OpernTurm, Bockenheimer Landstrasse 2-4, 60306 Frankfurt am Main, Germany

107 Macquarie Verwaltungs GmbH	HRB 232580	Active	Gesellschaft mit beschränkter Haftung (GmbH)	Germany	Group	Yes	Kaiserstraße 15, 76646 Bruchsal, Germany

108 Macquarie Washington Wind LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

109 MACQUARIE WATERFRONT PEARL INC.	27-0201039	Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

110 Macquarie Wind Farm LLC	32-0410260	Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

111 Macquarie Zhaopin Holdings Limited	213181	Dormant	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	Walker House, 87 Mary Street, George Town, Grand Cayman, KY1 9001, Cayman Islands

112 Macquarie-PowerFin Solar, LLC	46-2716036	Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

113 MAIF EU Feeder LP	LP17160	Active	Limited Partnership	United Kingdom	External	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

114 MAIP INTERNATIONAL HOLDINGS LIMITED	41968	Active	Limited by Shares	Bermuda	Group	Yes	IKONIC Fund Services Ltd, Penboss Building, 2nd Floor, 50 Parliament Street, Hamilton , HM 12, Bermuda

115 MAIP INVESTMENTS LIMITED (in liquidation as at 29/01/2016)	41969	In Liquidation	Limited by Shares	Bermuda	Group	Yes	IKONIC Fund Services Ltd, Penboss Building, 2nd Floor, 50 Parliament Street, Hamilton , HM 12, Bermuda

116 MALL Partners I, LDC	66690	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

120 MALL Partners II Limited	86503	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

121 MALL Partners III Limited	CR-93169	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

122 MAP II GP Limited	MC-257951	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	Maples & Calder, Po Box 309, Ugland House, South George Street, George Town, Grand Cayman, KY1-1104, Cayman Islands

125 MASC (France) SARL	509 298 634 RCS Paris	Active	Société à Responsabilité Limitée	France	Group	Yes	52 rue de la Victoire, 75009, Paris, FR, France

138 MASL (Labuan) Limited	LL08078	Active	Limited by Shares	Malaysia	Group	Yes	Level 15(A1), Main Office Tower, Financial Park Labuan, Jalan Merdeka, 87000 Labuan F.T., Malaysia

144 MASL Ireland (10) Limited (Dissolved 24/08/2016)	446197	Dissolved	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

145 MASL Ireland (11) Limited	446196	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

147 MASL Ireland (13) Limited	446206	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

148 MASL Ireland (14) Limited	446207	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

149 MASL Ireland (22) Limited	446191	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

150 MASL Ireland (25) Limited	447474	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

153 MASL Ireland (26) Limited (Dissolved 24/08/2016)	447987	Dissolved	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

154 MASL Ireland (27) Limited	448204	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

Schedule III-23

164 MASL Ireland (28) Limited	447980	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

173 MASL Ireland (29) Limited	447981	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

174 MASL Ireland (3) Limited	446204	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

176 MASL Ireland (30) Limited	447982	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

177 MASL Ireland (31) Limited	447983	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

281 MASL Ireland (34) Limited	451456	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

282 MASL Ireland (35) Limited	451173	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

284 MASL Ireland (4) Limited	446203	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

289 MASL Ireland (5) Limited	446202	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

290 MASL Ireland (6) Limited	446201	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

303 MASL Ireland (7) Limited	446200	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

322 MASL Ireland (8) Limited	446199	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

323 MASL Ireland (9) Limited	446198	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

325 MASL Sweden (1) AB	556734-5524	Active	Aktiebolag (AB)	Sweden	Group	Yes	P.O. Box 1703, SE-1187, Stockholm, Sweden

326 MASL Sweden (2) AB	556734-6068	Active	Aktiebolag (AB)	Sweden	Group	Yes	P.O. Box 1703, SE-1187, Stockholm, Sweden

327 MASL Sweden (3) AB	556734-9310	Active	Aktiebolag (AB)	Sweden	Group	Yes	P.O. Box 1703, SE-1187, Stockholm, Sweden

328 MASL Sweden (4) AB	556734-9328	Active	Aktiebolag (AB)	Sweden	Group	Yes	P.O. Box 1703, SE-1187, Stockholm, Sweden

338 MASL Sweden (7) AB	556741-2498	Active	Aktiebolag (AB)	Sweden	Group	Yes	P.O. Box 1703, SE-1187, Stockholm, Sweden

359 MASL Sweden (8) AB	556741-2506	Active	Aktiebolag (AB)	Sweden	Group	Yes	P.O. Box 1703, SE-1187, Stockholm, Sweden

365 MASL UK (1) Limited	06386342	Active	Limited by Shares	United Kingdom	Group	Yes	66 Prescot Street, London, England, E1 8NN, United Kingdom

366 MC CAPITAL GROUP (in voluntary liquidation)	363941	In Liquidation	Unlimited with Shares	Ireland	Group	Yes	Taney Hall, Eglinton Terace, Dundrum Dublin 14

367 MCP Solar Assets Partners I LLC	26-1386300	Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

384 MCP Solar Assets Partners II LLC	26-2282798	Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

397 MD - PTH, LLC	90-1003550	Active	Limited Liability Company	United States	Group	Yes	7 St. Paul Street, Suite 820, Baltimore, Baltimore City 21202, United States

400 Meadowlark Capital LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

416 Meadowlark Depositor LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

426 Meadowlark Insurance Company LLC		Active	Limited Liability Company	United States	Group	Yes	Corporation Service Company, 601 Abbot Road, Wilmington, Delaware 19808, East Lansing, Ingham County MI 48823, United States

429 Medical Student Loan Trust		Active	Trust	United States	Group	Yes	Wilmington Trust, Attn: Global Capital Markets - Medical Student Loan Trust, 1100 North Market Street, Wilmington DE 19890, United States

431 MEIF (UK) Limited	04866246	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

432 MEIF 5 Co-Invest LP	LP17367	Active	Limited Partnership	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

435 MEIF 5 Guernsey GP Limited	61582	Active	Limited by Shares	Guernsey	Group	Yes	3rd Floor, 10 Lefebvre Street, St Peter Port, GY1 2PE, Guernsey

Schedule III-24

440 MEIF 5 Luxembourg GP S.à r.l.	B 205.045	Active	Société à Responsabilité Limitée	Luxembourg	Group	Yes	46, Place Guillaume II, L-1648 , Luxembourg

448 Merino Aerospace Finance 35845 Limited	568712	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

449 Merino Aerospace Finance 35845 Limited, UK Branch	BR018328	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, Level 11, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

452 Merino Aerospace Finance 36566 Limited	568713	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

460 Merino Aerospace Finance 36566 Limited, UK Branch	BR018344	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, Level 11, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

463 Merino Aerospace Finance 36707 Limited	568710	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

474 Merino Aerospace Finance 4257-1 Limited	568711	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

476 Merino Aerospace Finance 4257-1 Limited, UK Branch	BR018329	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, Level 11, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

477 Merino Aerospace Finance 5482-1 Limited	570137	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

478 Merino Aerospace Finance 5482-1 Limited, UK Branch	BR018325	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, Level 11, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

499 Merino Aerospace Finance 6218 Limited	471151	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

503 Merino Aerospace Finance 6350 Limited	568706	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

504 Merino Aerospace Finance 6350 Limited, UK Branch	BR018336	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, Level 11, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

506 Merino Aerospace Finance 6375 Limited	568714	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

512 Merino Aerospace Finance 6375 Limited, UK Branch	BR018423	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, Level 11, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

530 Merino Aerospace Finance 6458 Limited	568707	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

533 Merino Aerospace Finance 6458 Limited, UK Branch	BR018322	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, Level 11, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

534 Merino Aerospace Finance 6500 Limited	568708	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

535 Merino Aerospace Finance 6500 Limited, UK Branch	BR018333	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, Level 11, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

540 Merino Aerospace Finance 6538 Limited	568709	Active	Private Company Limited by Shares (LTD)	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

549 Merino Aerospace Finance 6538 Limited, UK Branch	BR018351	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, Level 11, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

550 Merino Air Leasing, Inc.		Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

572 MGIDF Guernsey GP Limited	61686	Active	Limited by Shares	Guernsey	Group	Yes	3rd Floor, 10 Lefebvre Street, St Peter Port, GY1 2PE, Guernsey

579 MGJ HOLDINGS PTE. LIMITED	200708397H	Active	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

598 MGOP Feeder I GP LLC	20-8983572	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

607 M-GREEN HOLDINGS LIMITED	356-88-00177	Active	Private Company	Korea, Republic of	Group	Yes	(3rd Floor, Hanwha Building, Sogong-dong), 109 Sogong-ro, Jung-gu, Seoul, 04525, Korea, Republic of

615 MIAC SERVICES INC.	26-4389305	In Liquidation	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

618 MIDF UK1 GUERNSEY GP LIMITED	58972	Active	Limited by Shares	Guernsey	Group	Yes	3rd Floor, 10 Lefebvre Street, St Peter Port, GY1 2PE, Guernsey

619 MIDF UK1 LLP	7	Active	Limited Liability Partnership	Guernsey	Group	Yes	3rd Floor, 10 Lefebvre Street, St Peter Port, GY1 2PE, Guernsey

620 MIDF UK1B GUERNSEY GP LIMITED	59027	Active	Limited by Shares	Guernsey	Group	Yes	3rd Floor, 10 Lefebvre Street, St Peter Port, GY1 2PE, Guernsey

621 MIDF UK2 Guernsey GP Limited	61687	Active	Limited by Shares	Guernsey	Group	Yes	3rd Floor, 10 Lefebvre Street, St Peter Port, GY1 2PE, Guernsey

Schedule III-25

659 MIF Holdings Limited	10140440	Active	Limited by Shares	United Kingdom	Group	Yes	Marlow House, 1A Lloyds Avenue, London, EC3N 3AA, United Kingdom

661 MIF US Investment Holdings LLC	20-8723490	Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

694 MIF US INVESTMENT PARTNERSHIP	20-8879012	Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

699 MIHI LLC	13-3789912	Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

704 MIP III (ECI) GP LLC	38-3938360	Active	Limited Liability Company	United States	Group	Yes	1209 Orange Street, Wilmington, New Castle DE 19801, United States

708 MIP III Tigerfish (Canada) GP LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

713 MIRA Americas, Inc.		Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

716 MIRA Infrastructure Global Solution GP LLC		Active	Limited Liability Company	United States	Group	Yes	1209 Orange Street, Wilmington, New Castle County DE 19801, United States

720 MJL ACE LTD.	0100-02-032951	Dormant	Private Company	Japan	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda- ku, Tokyo, Japan

721 Mongoose Acquisition LLC	810 610 205	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

722 Moonstone Lien Investments, LLC	20-5336393	Active	Limited Liability Company	United States	Group	Yes	1201 Hays Street, Leon County, Tallahassee 32301, United States

723 MPF Nominees Limited	8499211	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

724 MPFI INVESTMENTS LIMITED (in members’ voluntary liquidation)	451722	In Liquidation	Limited by Shares	Ireland	Group	Yes	Taney Hall, Eglinton Terace, Dundrum Dublin 14

728 MQ ABSOLUTE RETURN STRATEGIES—ASIA	MC-162571	To Be Liquidated	Fund	Cayman Islands	Group	Yes	M & C Corporate Services Limited, Po Box 309 Gt, Ugland House, South Church Street, George Town, Grand Cayman

736 MQG Commodities (India) Private Limited	U51909MH2012FTC226545	Active	Private Company	India	Group	Yes	92 Level 9, 2 North Avenue, Maker Maxity, Bandra Kurla Complex, Bandra East, Mumbai, Maharashtra, 400051, India

737 MQG Commodities (India) Private Limited (Delhi Branch office)	N.A. (see note)	Active	Private Company	India	Group	Yes	92 Level 9, 2 North Avenue, Maker Maxity, Bandra Kurla Complex, Bandra East, Mumbai, Maharashtra, 400051, India

738 MRIF LLC	OGRN 1117746637348	In Liquidation	Limited Liability Company (OOO)	Russian Federation	Group	Yes	6th Floor, Ducat III Business Centre, Gasheka Str, 6, 125047, Moscow, Russian Federation

739 NACH B.V.	65515226	Active	Besloten vennootschap (BV)	Netherlands	Group	Yes	Strawinskylaan 1021, 1077XX Amsterdam, Netherlands

740 NASU Energy Storage Limited	10266050	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

742 NDI NO.1 LLC	n/a	To Be Liquidated	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

748 New Jersey Boardwalk Lien Investments, LLC	90-0891597	Active	Limited Liability Company	United States	Group	Yes	830 Bear Tavern Road, Mercer County, West Trenton 8628, United States

750 New World Gaming International S.a.r.l	B132283	Active	Société à Responsabilité Limitée	Luxembourg	Group	Yes	46, Place Guillaume II, L-1648 , Luxembourg

766 New York Crystal Swan, LLC	46-1504548	Active	Limited Liability Company	United States	Group	Yes	80 State Street, Albany County, Albany NY 12207- 2543, United States

767 NewZoom Holdings Inc.		Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

770 NewZoom, LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

773 Noctua Square Investments B.V.	66054222	Active	Besloten vennootschap (BV)	Netherlands	Group	Yes	Strawinskylaan 1021, 1077XX Amsterdam, Netherlands

779 NWG Canada Investments Ltd.	BC0883591	Active	Share Capital Corporation	Canada	Group	Yes	Blake, Cassels & Graydon LLP, 595 Burrard Street, P.O. Box 49314, Suite 2600, Three Bentall Centre, Vancouver BC V7X 1L3, Canada

787 NZ MORTGAGES PTY LTD (Branch Office)	3791037	Active	Private Corporation	New Zealand	Group	Yes	Level 17, Lumley Centre, 88 Shortland Street, Auckland, Auckland, New Zealand

791 O’Farrell Leasing (Holdings) Ltd.	CR-114570	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

Schedule III-26

793 OLF, LLC	27-4650575	Active	Limited Liability Company	United States	Group	Yes	Suite 620, Travis County, Austin TX 78701-3218, United States

799 One Call Debt Help LLC	26-33383464	Dormant	Limited Liability Company	United States	Group	Yes	Suite 620, Travis County, Austin TX 78701-3218, United States

800 OpenFiber Kentucky Company, LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

801 PADUA MG HOLDINGS LLC	26-1286651	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

802 Parachute Investments Limited	10191100	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

805 Permian Water Supply Company LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

808 Petro Tradelinks Inc.	752614982	Active	Corporation	United States	Group	Yes	Suite 620, Travis County, Austin TX 78701-3218, United States

809 Poseidon InvestCo GP Ireland Limited	529690	Active	Limited by Shares	Ireland	Group	Yes	Level 1 Connaught House, 1 Burlington Road, Dublin 4, Ireland

810 PT MACQUARIE CAPITAL SECURITIES INDONESIA	09.03.1.67.21972	Active	Private Company	Indonesia	Group	Yes	Indonesia Stock Exchange Tower 1, 8th Floor, Jl. Jend. Sudirman Kav. 52-53, Jakarta 12190, Indonesia

813 PT MACQUARIE COMMODITIES INDONESIA	09.03.1.05.73897	Active	Private Company	Indonesia	Group	Yes	Indonesia Stock Exchange Tower 1, 8th Floor, Jl. Jend. Sudirman Kav. 52-53, Jakarta 12190, Indonesia

858 PT MPM INDONESIA (In Liquidation wef 18/02/2016)	09.03.1.70.68374	In Liquidation	Private Company	Indonesia	Group	Yes	The Indonesia Stock Exchange Building, , Tower I, 8th floor, Jalan Jend Sudirman Kav.52-53, Jakarta 12190, Indonesia

859 RC Holdings I LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

860 RC Holdings II LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

861 RED HOLLOW WIND LLC	26-5600465	Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

862 Regal Capital Advisors, LLC	26-4167476	Active	Limited Liability Company	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States

863 Regal Capital Group, LLC	26-4203808	Active	Limited Liability Company	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States

864 Relational Technology Services, Inc.		Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County DE 19801, United States

890 RESOURCE MARINE PTE. LIMITED	200921086K	Active	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

893 Resource Marine Pte. Limited (UK Establishment)	FC029978	Active	Branch / Representative Office	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

895 Retirement Financial Services, Inc.	23-2828161	Active	Corporation	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

901 SELENE INVESTMENTS SINGAPORE PTE. LTD.	201420398Z	Active	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

902 Septentrio 1 B.V.	65994086	Active	Besloten vennootschap (BV)	Netherlands	Group	Yes	Strawinskylaan 1021, WTC Amsterdam, A Tower, 10th Floor, Amsterdam 1077XX

903 Septentrio 2 B.V.	65994116	Active	Besloten vennootschap (BV)	Netherlands	Group	Yes	Strawinskylaan 1021, WTC Amsterdam, A Tower, 10th Floor, Amsterdam 1077XX

904 Septentrio 3 B.V.	65994183	Active	Besloten vennootschap (BV)	Netherlands	Group	Yes	Strawinskylaan 1021, WTC Amsterdam, A Tower, 10th Floor, Amsterdam 1077XX

905 Septentrio 4 B.V.	65993896	Active	Besloten vennootschap (BV)	Netherlands	Group	Yes	Strawinskylaan 1021, WTC Amsterdam, A Tower, 10th Floor, Amsterdam 1077XX

906 SHELBY ENERGY HOLDINGS, LLC	20-5913622	Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

907 Shichi Limited (in voluntary liquidation)	464139	In Liquidation	Limited by Shares	Ireland	Group	Yes	Chartered Corporate Services, Taney Hall, Eglinton Terrace, Dundrum, Dublin 14, Ireland

909 Shieldco Securities S1 Proprietary Limited	2008/022345/07	Active	Incorporated Private Company	South Africa	Associate	Yes	Level 2, Great Westerford, 240 Main Road, Rondebosch, Cape Town, 7700, South Africa

Schedule III-27

910 South Carolina Sandy Tyger Investments, LLC	80-0852389	Active	Limited Liability Company	United States	Group	Yes	1703 Laurel Street, Richland County, Columbia SC 29201, United States

923 Sparks Battery Holdings, LLC		Active	Limited Liability Company	United States	Group	Yes

924 Specialty Finance Holdings, Inc.		Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

926 Sterling TC Holdings LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

927 Sterling TC Property Owner LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

928 Stichting Security Trustee E-MAC DE 2009-I	34298324	Active	Stichting	Netherlands	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

934 Summerset Holdings LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

935 Summerset Property Owner LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

938 SYNTHETIC ASSET FUNDING ENTITY 1 LIMITED	MC189031	Active	Exempted Company Limited by Shares	Cayman Islands	External	Yes	Intertrust, 190 Elgin Avenue, George Town, Grand Cayman, CAYMAN ISLANDS, KY1 9005, Cayman Islands

942 SYNTHETIC ASSET FUNDING ENTITY 2 LIMITED	MC189033	Active	Exempted Company Limited by Shares	Cayman Islands	External	Yes	Intertrust, 190 Elgin Avenue, George Town, Grand Cayman, CAYMAN ISLANDS, KY1 9005, Cayman Islands

947 SYNTHETIC ASSET FUNDING ENTITY 3 LIMITED	MC189031	Active	Exempted Company Limited by Shares	Cayman Islands	External	Yes	Intertrust, 190 Elgin Avenue, George Town, Grand Cayman, CAYMAN ISLANDS, KY1 9005, Cayman Islands

948 TAURUS AEROSPACE GROUP INC.	26-1233254	Active	Corporation	United States	Group	Yes	Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, United States

986 Tax Ease CA, LLC	20-5474013	Active	Limited Liability Company	United States	Group	Yes	Corporation Services Company, 2711 Centarville Road, Wilmington DE 19808, United States

987 Tax Ease Company LLC	37-1750174	Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

988 Tax Ease Employee Services Company LLC	20-2937172	Active	Limited Liability Company	United States	Group	Yes	Suite 620, Travis County, Austin TX 78701-3218, United States

989 Tax Ease Financial Services, LP	75-3130882	Active	Limited Partnership	United States	Group	Yes	Corporation Services Company, 2711 Centarville Road, Wilmington DE 19808, United States

990 Tax Ease FL REO, LLC	41-2228674	Active	Limited Liability Company	United States	Group	Yes	Suite 620, Travis County, Austin TX 78701-3218, United States

992 Tax Ease Funding 2016-1 REO, LLC		Active	Limited Liability Company	United States	Group	Yes	Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, United States

998 Tax Ease Funding 2016-1, LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

1006 Tax Ease Funding GP LLC	75-3130887	Active	Limited Liability Company	United States	Group	Yes	Suite 620, Travis County, Austin TX 78701-3218, United States

1030 Tax Ease Funding Two, LLC	90-0909796	Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

1031 Tax Ease Funding, LLC	75-3130885	Active	Limited Liability Company	United States	Group	Yes	Suite 620, Travis County, Austin TX 78701-3218, United States

1032 Tax Ease Holdings LLC	20-2937047	Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

1033 Tax Ease Lien Investments 1 LLC	20-2937080	Active	Limited Liability Company	United States	Group	Yes	421 West Main Street, Franklin County, Frankfort 40601, United States

1034 Tax Ease Lien Servicing LLC	26-4377481	Active	Limited Liability Company	United States	Group	Yes	421 West Main Street, Franklin County, Frankfort 40601, United States

1036 Tax Ease NV LLC	46-5586117	Active	Limited Liability Company	United States	Group	Yes	2215-B Renaissance Drive, Clark County, Las Vegas 89119, United States

1037 Tax Ease Ohio, LLC	20-2937103	Active	Limited Liability Company	United States	Group	Yes	50 West Broad Street, Suite 1800, Columbus 43215, United States

1042 Tax Ease PA, LLC	42-1664041	Active	Limited Liability Company	United States	Group	Yes	Corporation Services Company, 2711 Centarville Road, Wilmington DE 19808, United States

1043 Tax Ease REO I, LLC		Active	Limited Liability Company	United States	Group	Yes	Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, United States

Schedule III-28

1044 Tax Ease REO II, LLC		Active	Limited Liability Company	United States	Group	Yes	Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, United States

1045 Tension Services Holdings GmbH	HRB80044	Active	Gesellschaft mit beschränkter Haftung (GmbH)	Germany	Group	Yes	OpernTurm, Bockenheimer Landstrasse 2-4, 60306 Frankfurt am Main, Germany

1046 The Bluebell Transportation LLP	OC315196	Active	Limited Liability Partnership	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

1047 The Goonzaran LLP	OC315171	Active	Limited Liability Partnership	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

1048 THE MACQUARIE TOPI40 INVESTMENT TRUST	IT1935/08	Dormant	Trust	South Africa	Group	Yes

1049 THE MF TRUST	IT1872/2007	Active	Trust	South Africa	Group	Yes	Level 6, The District, 41 Sir Lowry Road, Woodstock, Cape Town, Western Province, 7925, South Africa

1050 TN—PTH, LLC	80-0939458	Active	Limited Liability Company	United States	Group	Yes	Suite 620, Travis County, Austin TX 78701-3218, United States

1051 Tristone Capital Global Inc.	2012853459	Active	Share Capital Corporation	Canada	Group	Yes	2020, 335—8th Avenue SW, Calgary AB T2P 1C9, Canada

1052 Tristone Capital Inc.	208568022	Active	Share Capital Corporation	Canada	Group	Yes	2020, 335—8th Avenue SW, Calgary AB T2P 1C9, Canada

1053 Tristone Capital SA (Argentine Branch)	1782120	Active	Private Company	Argentina	Group	Yes	MACIEL, NORMAN & ASOCIADOS , Av. Rivadavia 969, 5th Floor , Buenos Aires, C1002AAH, Argentina

1054 Tristone Capital SA Ltd	2012712838	Active	Share Capital Corporation	Canada	Group	Yes	2020, 335—8th Avenue SW, Calgary AB T2P 1C9, Canada

1055 UK NPD Investments GP Limited	09648750	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

1056 UK PPP Investments GP Limited	09316859	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

1057 Utility Metering Services Limited	03705740	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

1058 VALUE LOAN MORTGAGE LLC	107-87-51612	Active	Private Company	Korea, Republic of	Group	Yes	(Yeoido-dong, 10F Credit Plaza Bldg.), 4, Gukhoedaero 74-gil, Youngdeungpo-gu, Seoul, Korea, Republic of

1059 West Portal Leasing Limited	WK-166995	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

1060 Willow Depositor LLC		Active	Limited Liability Company	United States	Group	Yes	Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, United States

1068 Winslow Lien Investments, LLC	20-2937224	Active	Limited Liability Company	United States	Group	Yes	Corporation Services Company, 2711 Centarville Road, Wilmington DE 19808, United States

1083 Yorkton Capital Partners II Inc.	1449995	In Liquidation	Share Capital Corporation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

1084 Yorkton Capital Partners Inc.	1430727	In Liquidation	Share Capital Corporation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

Schedule III-29

SCHEDULE IV

OTHER MATERIALS

The “Other Materials” are limited to the materials attached to this Schedule IV.

None.

Schedule VI-1

SCHEDULE V

EXCLUDED INFORMATION

Excluded Information consists of the items encircled in the attached pages from the Prospectus.

U.S. Tax Considerations

Upon issuance of the US$ notes, Mayer Brown LLP, as special tax counsel to the trust, will render an opinion to the effect that, subject to the assumptions, qualifications and representations set forth in this prospectus and in the opinion, the US$ notes will be treated as debt for U.S. federal income tax purposes and the trust will not be deemed to be engaged in a trade or business in the United States for U.S. federal income tax purposes. In addition, noteholders will agree, by acquiring US$ notes, to treat such notes as debt for U.S. federal, state and local income and franchise tax purposes. For more detailed information about the application of U.S. federal income tax laws, you should read “U.S. Federal Income Tax Matters” in this prospectus.

Australian Tax Considerations

For more detailed information about the application of Australian tax laws, you should read “Australian Tax Matters” in this prospectus.

Taxation of Interest on US$ Notes

Payments of principal and interest on the notes will be reduced by any applicable withholding taxes. The issuer trustee is not obligated to pay any additional amounts to the noteholders to cover any withholding taxes.

In the opinion of Allen & Overy, Australian tax counsel for the manager, under current Australian tax laws, non-resident noteholders (who do not hold their notes in carrying on a business at or through a permanent establishment in Australia), are not subject to Australian interest withholding tax on payments of interest where the interest withholding tax exemption under section 128F of the Australian Tax Act applies.

In the opinion of Allen & Overy, if an exemption from interest withholding tax under section 128F of the Australian Tax Act does not apply, any withholding tax applying to payments of interest will generally be a final tax and no further amount of Australian tax will be levied.

One or more underwriters have agreed with the issuer trustee to offer the US$ notes for subscription or purchase in accordance with certain agreed procedures and conditions contained in the underwriting agreement.

It is expected that the issuer trustee will be able to demonstrate that the relevant public offer tests under section 128F will be satisfied in relation to the issuance and sale of the US$ notes if the agreed procedures and conditions contained in the underwriting agreement are complied with. One of these conditions is that the issuer trustee must not know or have reasonable grounds to suspect that a US$ note, or an interest in a US$ note, was being, or would later be, acquired directly or indirectly by any Offshore Associates of the issuer trustee, the capital unitholder or the income unitholder.

Accordingly, subject to limited exceptions, Offshore Associates of the issuer trustee, the capital unitholder or the income unitholder should not acquire the US$ notes. See “Australian Tax Matters— Taxation of Interest on US$ Notes—Non-Australian US$ Note Owners – Interest Withholding Tax” in this prospectus.

Under current tax law, tax may be deducted from payments to an Australian resident noteholder or a non-resident holding the notes at or through a permanent establishment in Australia who does not provide the issuer trustee or intermediary with a tax file number or an Australian business number (where applicable) or proof of an appropriate exemption from quoting such numbers.

Taxation of Profit on US$ Notes

If a US$ note owner is an Australian resident for tax purposes, or a foreign resident acquiring the US$ notes in carrying on business at or through an Australian permanent establishment, the US$ note owner will be assessable on any profit on disposal of the US$ notes.

Under current Australian tax law, non-resident US$ note owners who have never held the US$ notes in carrying on business at or through a permanent establishment in Australia will not be subject to Australian income tax on profits derived from the sale or disposal of the US$ notes where the profits do not have an Australian source.

Prospective noteholders should obtain taxation advice from their own tax advisers in relation to the tax implications of an investment in the notes.

Tax Status of the Trust

In the opinion of Allen & Overy, based on current Australian tax laws and the rulings and published guidance of the Australian Commissioner of Taxation, and subject to certain assumptions, including assumptions in relation to the operation of the trust, the trust would not have any liabilities in respect of Australian income tax. See “Australian

Schedule V-1

•	the Issuer Trustee is a resident of Australia when the interest is paid; and

•	the issue of the US$ Notes satisfies the public offer test set out in section 128F(3) or (4) of the Australian Tax Act.

One or more underwriters have agreed with the Issuer Trustee to offer the US$ Notes for subscription or purchase in accordance with certain procedures intended to result in the public offer test being satisfied.

Under current Australian tax law, the public offer test will not be satisfied if, at the time of issue, the Issuer Trustee knew, or had reasonable grounds to suspect, that the US$ Notes, or an interest in the US$ Notes, was being, or would later be, acquired either directly or indirectly by an Offshore Associate of the Issuer Trustee, the income unitholder of the Trust or the capital unitholder of the Trust, other than in the capacity of a dealer, manager or underwriter in relation to the placement of the US$ Notes, or in the capacity of a clearing house, custodian, funds manager or responsible entity of a registered scheme. The term “Offshore Associate” means an associate (as defined in section 128F(9) of the Australian Tax Act) of an entity that is either:

•	a non-resident of Australia that does not acquire the US$ Notes or an interest in the US$ Notes in carrying on a business in Australia at or through a permanent establishment of the associate in Australia; or

•	a resident of Australia that acquires the Notes or an interest in the Notes in carrying on a business in a country outside Australia at or through a permanent establishment of the associate in that country.

The exemption under section 128F also does not apply to interest paid by the Issuer Trustee to an Offshore Associate of the Issuer Trustee, the income unitholder of the Trust or the capital unitholder of the Trust if, at the time of payment of the interest, the Issuer Trustee knows, or has reasonable grounds to suspect, that such person is an Offshore Associate and the Offshore Associate does not receive the payment in the capacity of a clearing house, paying agent, custodian, funds manager or responsible entity of a registered scheme.

Accordingly, the US$ Notes should not be acquired by any Offshore Associate of the Issuer Trustee, the income unitholder of the Trust or the capital unitholder of the Trust, subject to the exceptions referred to above.

The Subordinated Notes will not be offered in a manner which satisfies the public offer test in Section 128F and, accordingly, will not have the benefit of the section 128F exemption.

In the event that the exemption from interest withholding tax under section 128F does not apply, an exemption or reduction may nonetheless be available in certain circumstances under an applicable double tax agreement or under the exemption for superannuation funds (each referred to below).

Tax Treaty Exemption

The Australian government has entered into a number of new or amended double tax agreements (“Tax Treaties”) with certain countries including the United States of America, the United Kingdom, Switzerland, Norway, Finland, Germany (although not yet in force), the Republic of France, Japan, the Republic of South Africa and New Zealand (each, a “Specified Country”). The Tax Treaties, once in force, may apply to interest derived by a resident of a Specified Country in relation to a US$ Note.

Where the Tax Treaties apply, withholding tax applying to interest derived by:

•	the government of the relevant Specified Country and certain governmental authorities and agencies in the Specified Country; and

•	as a result of the issue of the US$ Notes in this manner, such rights will be able to be created.

Schedule V-2

PLAN OF DISTRIBUTION

The Issuer Trustee may sell the US$ Notes in any of three ways:

•	through underwriters or dealers;

•	directly to a limited number of purchasers or to a single purchaser; or

•	through agents.

Underwriting

Under the terms and subject to the conditions contained in the Underwriting Agreement for the US$ Notes (the “Underwriting Agreement”) dated as of •, 2016 among the Issuer Trustee, the Manager, Macquaire Leasing and J.P. Morgan Securities LLC, as the representative of the several Underwriters listed below (the “Underwriters”), the Issuer Trustee has agreed to sell to each of the Underwriters, and each of the Underwriters has agreed to purchase from the Issuer Trustee, the principal amount of the US$ Notes set forth opposite its name below:

Principal Amount (US$) of:
Underwriter	Class A-1 Notes	Class A-2a Notes	Class A-2b Notes	Class A-3a Notes	Class A-3b Notes	Class A-4a Notes	Class A-4b Notes
J.P. Morgan Securities LLC	•	•	•	•	•	•	•
Citigroup Global Markets Inc.	•	•	•	•	•	•	•
HSBC Securities (USA) Inc.	•	•	•	•	•	•	•
Macquarie Capital (USA) Inc.	•	•	•	•	•	•	•
nabSecurities, LLC	•	•	•	•	•	•	•
SG Americas Securities, LLC	•	•	•	•	•	•	•

The obligation of the underwriters to purchase any US$ Notes will be subject to various conditions precedent, and the underwriters will be obligated to purchase all of the US$ Notes if any are purchased. The Underwriting Agreement provides that all classes of Notes must be issued and purchased (or retained by the Depositor or one or more of its affiliates) for any US$ Notes to be issued and purchased by the Underwriters. The Underwriting Agreement also provides that if any Underwriter defaults, the purchase commitments of the non-defaulting Underwriters may be increased or the offering may be terminated.

Macquarie Leasing or an affiliate may purchase or retain some or all of one or more classes or sub-classes of US$ Notes and thereafter from time to time offer and sell, pursuant to this prospectus, some or all of such US$ Notes through one or more underwriters at market prices prevailing at the time of sale, at negotiated prices or at fixed prices.

Macquarie Bank has committed that it or Macquarie Leasing will retain a material net economic interest of not less than five percent of the outstanding principal balance of the SMART Receivables as of the Cut-Off Date at least until the Class A Notes have been paid in full. Such retained interest will initially be comprised of the Seller Notes. See “Legal Investment Considerations—European Union (“EU”) Risk Retention and Due Diligence Requirements” in this prospectus.

The Underwriters propose to offer the US$ Notes initially at the public offering prices on the cover page of this prospectus and to selling group members at the public offering prices less a concession not in excess of the amount set forth in the following table, expressed as a percentage of the relative principal balance.

The Underwriters and selling group members may reallow a discount not in excess of the amount set forth in the following table to other broker/dealers. After the initial public offering, the Underwriters may vary from time to time the public offering price, selling concessions and reallowances to dealers that are members of the Financial Industry Regulatory Authority, Inc. and other terms of sale under the Underwriting Agreement and under such selling arrangements.

Schedule V-3

	Selling Concessions		Reallowance Discount
Class A-1 Notes	•	%	•	%
Class A-2a Notes	•	%	•	%
Class A-2b Notes	•	%	•	%
Class A-3a Notes	•	%	•	%
Class A-3b Notes	•	%	•	%
Class A-4a Notes	•	%	•	%
Class A-4b Notes	•	%	•	%

Pursuant to the Underwriting Agreement, the Manager and Macquarie Leasing have agreed to indemnify the Underwriters against certain liabilities, including civil liabilities under the Securities Act, or contribute to certain payments which the Underwriters may be required to make in that respect.

The US $ Notes are a new issue of securities with no established trading market. The Depositor and the Issuer Trustee have been advised that one or more of the Underwriters intends to make a secondary market for the US$ Notes. However, they are not obligated to do so and may discontinue making a secondary market for the US$ Notes at any time without notice. No assurance can be given as to whether a secondary market for the US$ Notes will develop, or if it does develop, how liquid the secondary market for the US$ Notes will be.

In the ordinary course of their business, some of the Underwriters and some of their affiliates have in the past and may in the future engage in commercial and investment banking activities with Macquarie Bank and its affiliates. Any Underwriter and/or its employees or customers may from time to time have a long or short position in one or more classes or sub-classes of notes or a long or short position with respect to Macquarie Leasing. These long or short positions may be as a result of any market making activities with respect to one or more classes or sub-classes of notes. Any Underwriter and/or its employees or customers may from time to time enter into hedging positions with respect to one or more classes or sub-classes of notes.

Macquarie Capital (USA) Inc. is an affiliate of Macquarie Bank Limited, Macquarie Leasing and the Manager. Macquarie Capital (USA) Inc. is a wholly-owned indirect subsidiary of Macquarie Group Limited. Each of the Manager and the Servicer is a wholly-owned subsidiary of Macquarie Bank. Affiliates of some of the Underwriters (other than Macquarie Capital (USA) Inc.) provided financing for the Warehouse Trusts established under the SMART securitisation programme from which SMART Receivables are to be sold to the Issuer Trustee on the Closing Date. Proceeds from the issuance of the Notes will be used to repay such financings.

Securities sold, offered or recommended by Macquarie Capital (USA) Inc. are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by, and are not otherwise obligations of, Macquarie Capital (USA) Inc. and involve investment risks, including the possible loss of principal.

The Issuer Trustee for the Trust may invest funds in authorised short-term investments issued by the Depositor, underwriters, dealers, agents or affiliates of any of them.

The Underwriters may act through one or more of their affiliates when selling the US$ Notes purchased by the Underwriters outside the United States. However, each Underwriter will represent that (a) it has complied and will comply with all applicable provisions of the Financial Services and Markets Act 2000 (the “FSMA”) with respect to anything done by it in relation to the US$ Notes in, from or otherwise involving the United Kingdom; and (b) it will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of any securities in circumstances in which Section 21(1) of the FSMA does not apply to the Depositor.

Schedule V-4

Offering Restrictions

In relation to each Relevant Member State, each Underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State it has not made and will not make an offer of notes which are the subject of the offering contemplated by this prospectus to the public in that Relevant Member State other than:

(a)	to any legal entity which is a qualified investor as defined in the Prospectus Directive;

(b)	to fewer than 150 natural or legal persons (other than qualified investors as defined in the Prospectus Directive), subject to obtaining the prior consent of the relevant Underwriter or Underwriters nominated by the issuing entity for any such offer; or

(c)	in any other circumstances falling within Article 3(2) of the Prospectus Directive,

provided that no such offer of notes shall require the issuing entity or the Depositor or any Underwriter to publish a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer of notes” in relation to any notes in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and any notes to be offered so as to enable an investor to decide to purchase or subscribe the notes, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State. The expression “Prospectus Directive” means Directive 2003/71/EC (as amended, including by Directive 2010/73/EU) and includes any relevant implementing measure in each Relevant Member State.

United Kingdom

Each Underwriter has represented and agreed that (a) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the US$ Notes in, from or otherwise involving the United Kingdom; and (b) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of any securities in circumstances in which Section 21(1) of the FSMA does not apply to the Issuer Trustee.

Australia

This prospectus is not a “Product Disclosure Statement” for the purposes of Chapter 7 of the Australian Corporations Act 2001 (Cth) and has not been lodged with the Australian Securities and Investments Commission as a disclosure document under Part 6D.2 of the Australian Corporations Act 2001 (Cth).

Accordingly, each of the Underwriters has severally represented and agreed that it has not offered and will not offer, for issue, and has not invited and will not invite applications for the issue of the US$ Notes or offer the US$ Notes for sale or invite offers to purchase the US $ Notes to a person, unless (i) the minimum amount payable to the relevant Underwriter by each person for the US$ Notes (after disregarding any amount paid or payable or lent by the Underwriter or any associate (as determined under sections 10 to 17 of the Australian Corporations Act 2001 (Cth)) of the Underwriter, on acceptance of that offer by that person is at least A$500,000 (calculated in accordance with both section 708(9) of the Australian Corporations Act 2001 (Cth) and regulation 7.1.18 of the Corporations Regulations 2001 (as amended) of the Commonwealth of Australia) (or its equivalent in another currency), or (ii) the offer, invitation or sale otherwise does not require disclosure to investors under Part 6D.2 of the Australian Corporations Act 2001 (Cth), otherwise complies with the Australian Corporations Act 2001 (Cth) and is not made to a person who is a “retail client” within the meaning of section 761G of the Australian Corporations Act 2001 (Cth).

In addition, the Underwriting Agreement contains provisions which require each of the Underwriters to take certain steps in relation to the offering of the US$ Notes so that the Issuer Trustee can establish that it has met the requirements of the Australian Income Tax Assessment Act 1936 (Cth) (see “Australian Tax Matters—Tax Status of the Trust” in this prospectus).

Schedule V-5

SCHEDULE VI

FORM OF OFFICER’S CERTIFICATES

MACQUARIE LEASING PTY LIMITED

OFFICER’S CERTIFICATE

October 14, 2016

Reference is made to the US$ Underwriting Agreement, dated October 6, 2016 (the “Underwriting Agreement”) among (i) Perpetual Trustee Company Limited in its capacity as trustee of the SMART ABS Series 2016-2US Trust (the “Issuer Trustee”); (ii) Macquarie Securities Management Pty Limited (the “Manager”); (iii) Macquarie Leasing Pty Limited (“MLPL”); and (iv) J.P. Morgan Securities LLC, as an Underwriter and as Representative of Citigroup Global Markets Inc., HSBC Securities (USA) Inc., nabSecurities, LLC, SG Americas Securities, LLC and Macquarie Capital (USA) Inc., as the several Underwriters. Capitalized terms used but not defined herein have the meanings assigned to them in the Underwriting Agreement.

The undersigned, [•], in [his][her] capacity as [•] of MLPL, and not in [his][her] personal capacity, hereby certifies that [he][she] has reviewed the Underwriting Agreement, the Time of Sale Information, the Other Materials and the Prospectus and that in relation to MLPL:

(a)	the representations and warranties of MLPL contained in the Underwriting Agreement are true and correct on and as of the Closing Date, the representations and warranties of MLPL in the Transaction Documents are true and correct as of the dates as of which they are made therein and MLPL shall have complied with all material agreements and all material conditions on its part to be performed or satisfied hereunder and under the Transaction Documents at or prior to the Closing Date;

(b)	since the respective dates as of which information is provided in the Time of Sale Information, the Other Materials and the Prospectus, there has not been any material adverse change or any development involving a likely material adverse change, in or affecting the business, management, financial position, stockholders’ equity or results of operations of MLPL or Macquarie Bank Limited, taken as a whole, otherwise than as set forth or contemplated in the Time of Sale Information, the Other Materials and the Prospectus.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

Schedule VI-1

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first above written.

SIGNED BY:

Name:
Title:

Schedule VI-2

MACQUARIE SECURITIES MANAGEMENT PTY LIMITED

OFFICER’S CERTIFICATE

October 14, 2016

Reference is made to the US$ Underwriting Agreement, dated October 6, 2016 (the “Underwriting Agreement”) among (i) Perpetual Trustee Company Limited in its capacity as trustee of the SMART ABS Series 2016-2US Trust (the “Issuer Trustee”); (ii) Macquarie Securities Management Pty Limited (the “Manager”); (iii) Macquarie Leasing Pty Limited (“MLPL”); and (iv) J.P. Morgan Securities LLC, as an Underwriter and as Representative of Citigroup Global Markets Inc., HSBC Securities (USA) Inc., nabSecurities, LLC, SG Americas Securities, LLC and Macquarie Capital (USA) Inc., as the several Underwriters. Capitalized terms used but not defined herein have the meanings assigned to them in the Underwriting Agreement.

The undersigned, [•], in [his][her] capacity as [•] of the Manager, and not in [his][her] personal capacity, hereby certifies that [he][she] has reviewed the Underwriting Agreement, the Time of Sale Information, the Other Materials and the Prospectus and that in relation to the Manager:

(a)	the representations and warranties of the Manager contained in the Underwriting Agreement are true and correct on and as of the Closing Date, the representations and warranties of the Manager in the Transaction Documents are true and correct as of the dates as of which they are made therein and the Manager shall have complied with all material agreements and all material conditions on its part to be performed or satisfied hereunder and under the Transaction Documents at or prior to the Closing Date;

(b)	since the respective dates as of which information is provided in the Time of Sale Information, the Other Materials and the Prospectus, there has not been any material adverse change or any development involving a likely material adverse change, in or affecting the business, management, financial position, stockholders’ equity or results of operations of the Manager or Macquarie Bank Limited, taken as a whole, otherwise than as set forth or contemplated in the Time of Sale Information, the Other Materials and the Prospectus.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first above written.

SIGNED BY:

Name:
Title:

Schedule VI-4

SCHEDULE VII

RATING AGENCY INFORMATION

None.

Schedule VII

SCHEDULE VIII

SELLING CONCESSIONS AND REALLOWANCE DISCOUNTS

	Selling Concessions	Reallowance Discount
Class A-1 Notes	0.060%	0.030%
Class A-2a Notes	0.150%	0.075%
Class A-2b Notes	N/A	N/A
Class A-3a Notes	0.180%	0.090%
Class A-3b Notes	N/A	N/A
Class A-4a Notes	0.206%	0.103%
Class A-4b Notes	N/A	N/A

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TABLE OF CONTENTS

1.	PURCHASE AND SALE	4
2.	OFFERING	5
3.	DELIVERY AND PAYMENT	6
4.	REPRESENTATIONS, WARRANTIES AND COVENANTS BY UNDERWRITERS	6
5.	REPRESENTATIONS AND WARRANTIES OF THE MACQUARIE PARTIES AND THE ISSUER TRUSTEE	9
6.	COVENANTS AND AGREEMENTS BY THE MANAGER, MLPL AND THE ISSUER TRUSTEE	19
7.	CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS	24
8.	INDEMNIFICATION AND CONTRIBUTION	27
9.	TERMINATION	31
10.	EFFECTIVENESS OF AGREEMENT; DEFAULT OF UNDERWRITERS	32
11.	EXPENSES	32
12.	CONSENT TO JURISDICTION; APPOINTMENT OF AGENT TO ACCEPT SERVICE OF PROCESS	33
13.	FOREIGN TAXES	34
14.	WAIVER OF IMMUNITIES	34
15.	JUDGMENT CURRENCY	34
16.	COMPUTATIONAL MATERIALS, ABS INFORMATIONAL MATERIALS AND ELECTRONIC COPY OF PRELIMINARY PROSPECTUS	35
17.	CERTAIN MATTERS RELATING TO THE ISSUER TRUSTEE	35
18.	SUCCESSORS	36
19.	ACTIONS BY REPRESENTATIVE; NOTICES	36
20.	ABSENCE OF FIDUCIARY RELATIONSHIP	38
21.	COUNTERPARTS	38
22.	INVESTMENT IN THE US$ NOTES	38
23.	AMENDMENTS; WAIVERS	38
24.	HEADINGS	38
25.	SEVERABILITY	38
26.	GOVERNING LAW	39
27.	WAIVER OF JURY TRIAL	39

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Schedule I	Purchase Commitments
Schedule II	List of Section 128F(9) Associates of the Issuer Trustee
Schedule III	List of Section 128F(9) Associates of the Macquarie Parties
Schedule IV	Other Materials
Schedule V	Excluded Information
Schedule VI	Forms of Officer’s Certificates
Schedule VII	Rating Agency Information
Schedule VIII	Selling Concessions and Reallowance Discounts

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